Our Message To You

October 31, 1999

Dear Shareholder,

The 12 months ended October 31, 1999, provided strong evidence of fluctuating market dynamics. Early in the period, the markets were dominated by industrial cyclical and value stocks, while late in the period there was a reemergence of large-company growth stocks. Diversified investors with exposure to all of these sectors were rewarded not only with solid returns during this time, but endured a lower level of volatility in their portfolios, as well.

As the past fiscal year clearly shows, the time-honored principle of risk diversification is still just as important as ever. With this in mind, we at Lutheran Brotherhood understand the need to provide our members with competitive products, representing an ever-expanding array of asset classes. As of November, we have expanded our investment offerings even further with the addition of three new mutual funds.

[PHOTO OMITTED: ROLF F. BJELLAND]

The Lutheran Brotherhood Growth Fund and Lutheran Brotherhood Value Fund provide Lutheran Brotherhood members access to both the growth and value segments of the equities market. Although both funds will aim for long-term capital appreciation, portfolio managers will emphasize different types of stocks to meet these goals.

The Lutheran Brotherhood Limited Maturity Bond Fund offers an alternative to investors with shorter time horizons, but who desire a higher level of income than money market instruments typically provide. For investors with longer time frames, it provides added stability and income within a diversified portfolio. The Fund invests in high-quality, short- and intermediate-term fixed-income securities.

As always, the degree to which any of these funds are suitable for your portfolio depends largely on your individual investment profile. Consult your Lutheran Brotherhood Securities Corp. registered representative to determine whether your portfolio contains the right mix of assets for your investment needs, and whether one or more of our new offerings could provide added value.

We believe the past 10 years have been very rewarding for Lutheran Brotherhood investors, and we look forward to the years ahead. Thank you for turning to us for your financial solutions. All of us at Lutheran Brotherhood take pride in serving our members and wish you continued success in the coming decade.

Sincerely,

/S/ ROLF F. BJELLAND

Rolf F. Bjelland
Chairman and President
Lutheran Brotherhood Family of Funds



Economic and Market Overview                          October 31, 1999

Randall L. Boushek
Senior Vice President and Chief Investment Officer

Strong economic growth and a burgeoning market for technology services set the pace for securities market activity during the 12-month period ending October 31, 1999. Technology stocks were the clear winners in a market replete with lofty stock valuations and speculative bidding in various sectors. However, investor confidence was offset by concerns about potential inflation and the direction of monetary policy, which contributed to unsettled trading in the broader securities markets.

U.S. Economy

Amid the second-longest expansion in its history, the U.S. economy saw joblessness reach its lowest level in nearly 30 years, as the national unemployment rate dipped to 4.1% in October. But despite tight labor markets, wage pressures remained contained, reflecting continued productivity gains throughout the economy.

Strong consumer spending continued to drive economic growth during much of the period. After expanding at a rate of 3.7% during the first quarter of 1999, U.S. economic output, as measured by growth in gross domestic product (GDP), leveled off to 1.9% during the second quarter. GDP growth shot up again by an estimated 4.8% during the third quarter, however, surpassing most economists' expectations.

U.S. exports also edged upward during the 3rd Quarter of 1999, as the economies of America's trading partners continued to recover and the dollar weakened versus the Japanese yen. This news was particularly welcome for U.S. farmers suffering from slumping demand and low commodity prices. However, the rise in exports was offset by even stronger levels of imports, leading to record deficits in the U.S. current account.

Inflation & Monetary Policy

In a preemptive strike against possible inflation, the Federal Reserve Open Markets Committee raised the overnight federal funds rate in June and August, reversing two of the three reductions it enacted last year in response to the global credit crisis. The two Federal Reserve rate hikes signaled a temporary shift toward tighter monetary policy and contributed to increased volatility in both the stock and bond markets toward the end of the 12-month reporting period.

Despite inflationary pressures and steadily rising energy costs, overall prices remained remarkably stable; the major indicators of inflation showed only modest gains during the period. In addition, the explosive growth of electronic commerce via the Internet continued to provide an extra element of price competition, limiting the pricing power of many businesses.

Equity Performance

The roaring technology sector dominated the equities markets, as investors continued to pay premiums for stocks in rapid-growth industries such as wireless communications and the Internet. The technology-heavy NASDAQ Index finished October with a flourish, just shy of the 3000 mark. The NASDAQ's trailing 12-month return of 68% eclipsed the combined total returns of the Dow Jones Industrial Average and the large-company S&P 500 Index, which returned 26.96% and 25.67%, respectively, during the reporting period.

Small- and mid-cap stocks received a much-needed boost in the latter part of 1998 and the first quarter of 1999, as investor bias tilted toward economically sensitive cyclical stocks and smaller, value-oriented issues. Largely due to this brief rotation in market leadership, the S&P 400 MidCap Index gained a healthy 21.07% during the 12-month period, while the small-company Russell 2000 trailed slightly at 14.94%. During the third quarter of 1999, however, market breadth narrowed again, and much of the stock market's gains came at the hands of a relatively small number of large, high-profile growth issues.

During the second half of the period, foreign markets as a whole generally outperformed those in the United States, rewarding investors with international exposure. The Morgan Stanley EAFE Index closed out the period with a total return of 23.37%, buoyed by economic recovery in the Pacific Rim and generally strong economic fundamentals in Europe.

Fixed Income Performance

Rising interest rates and improving economic conditions overseas combined to keep investment-grade bond performance flat throughout much of the period. The yield on the benchmark 30-year U.S. Treasury bond rose from a low of 4.96% to just over 6%, while the Lehman Brothers Aggregate Index returned just 0.53% for the 12-month period.

High-yield bonds generally fared better than investment-grade bonds, particularly during the first seven months of 1999. However, choppy equity markets contributed to increased high-yield volatility later in the year, cutting into the performance of the Lehman Brothers High Yield Index, which returned 4.34% during the 12-month period. In the municipal bond market, the Lehman Brothers Municipal Bond Index had a return of - 1.77%, despite healthy demand from retail investors and a sharp reduction in new bond issuance.

Outlook

Because investor expectations are so high, many growth companies, particularly in the technology sector, will come under heavy pressure to produce earnings growth commensurate with valuations. If recent trends are any indication, companies with earnings disappointments could be punished with sharply falling share prices. If this trend continues or becomes more common, the result might be greater volatility in the stock market.

Fortunately, current economic conditions provide a favorable environment for corporate earnings growth--both inflation and interest rates remain low from a historical perspective, the U.S. economy is nearing the longest period of expansion ever recorded, and international market conditions are steadily improving. Additionally, the lower relative value of the dollar is providing exporters with a much-needed degree of pricing power. Widening U.S. trade deficits indicate that this pattern may not change anytime soon.

Finally, financial managers have the direction they have been waiting for from the Federal Reserve Board. With the November 1999 hike of 0.25% in the federal funds rate, the Federal Reserve has now taken back the rate cuts of 1998. The Fed's recent adoption of a neutral tightening bias in November could ultimately signal the end of higher short-term interest rates in the near future. A more stable monetary policy could, in turn, boost overall bond market performance and help curb volatility in the equity markets.

Year 2000 Readiness Disclosure Statement

The Year 2000 issue ("Y2K") continues to be an area of focus for corporations and units of government worldwide. Y2K centers on the ability of computers and date-sensitive components to accurately distinguish dates in their program codes for the year 2000 and beyond. At Lutheran Brotherhood, we remain committed to minimizing the impact of Y2K on our investment portfolios. In keeping with our commitment, we have allocated significant resources and have updated and tested our critical computer systems. Additionally, we have incorporated the Y2K issue into our investment research, reviewing the Y2K compliance efforts of securities issuers as part of an overall company value assessment.






LB Opportunity Growth Fund

[PHOTO OMITTED: RICHARD T. WHITNEY]

Richard T. Whitney is portfolio manager of the LB Opportunity Growth Fund and a managing director of T. Rowe Price Associates, the investment subadvisor for the Fund. Rich has been with T. Rowe Price since 1985 and heads the firm's investment advisory committee. Rich is a Chartered Financial Analyst.


Prices for small-company stocks advanced strongly over the past year, as the economic outlook improved and investors recognized the significant investment opportunities in the small-cap sector. However, prices were volatile during this time, with gains focused on a limited group of companies with exceptionally high growth rates and greater market capitalizations. (Market capitalization is calculated by multiplying the number of stock shares outstanding by the price for those shares.)

Because stocks of extremely fast-growing sectors were so richly priced, we remained quite selective in our purchases in these areas, instead diversifying into other groups with more reasonable valuations. Our greater emphasis on growth helped the Fund outpace the Russell 2000 Index of small-company stocks, which has less of a growth orientation. However, due to its more conservative approach toward stock valuation, the Fund lagged the average return for small-company growth funds.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities                       3.3%
Common Stocks                              96.7%

The Fund's portfolio composition and top holdings represent all share classes.


During the 12 months ended October 31, 1999, the Fund had a total return (based on Class A Share NAV) of 19.61%, versus 14.94% for the Russell 2000 Index. Over the same time small-company growth funds tracked by Lipper, Inc.,* had an average return of 28.50%.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                         % of Portfolio
----------------------------------------------------------------------
Micrel, Inc.                                                      0.9%

QRS Corp.                                                         0.9%

Microchip Technology, Inc.                                        0.8%

Lattice Semiconductor Corp.                                       0.8%

Zebra Technologies Corp., Class B                                 0.8%

Emmis Communications Corp., Class A                               0.8%

NCO Group, Inc.                                                   0.8%

CDW Computer Centers, Inc.                                        0.7%

QLogic Corp.                                                      0.7%

Proxim, Inc.                                                      0.7%

These holdings represent 7.9% of the Fund's total investment portfolio.


Looking for Growth at Attractive Prices

In the final months of 1998, the Fund benefited from increased positions in stocks of consumer growth, media, telecommunications, and financial firms that performed well as small-cap stocks rebounded from an earlier correction. Because economic crises overseas were clouding the domestic outlook at the end of 1998, we trimmed investments in economically sensitive sectors like capital goods, energy, and basic materials.

During the first months of 1999, as investors shifted into stocks with higher growth rates, strong returns from shares of media, financial services, and technology firms in the Fund helped offset disappointing performances by health care, business services, and consumer cyclical shares. At that time, we took advantage of investment opportunities in reasonably priced stocks of companies with higher growth rates in the technology, business services, health care, and media sectors. We continued to de-emphasize sectors with greater economic sensitivity.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

TOP 10 INDUSTRIES

Computer Service & Software                                   19.6%

Electronic Components                                          9.9%

Business Services                                              8.0%

Retail                                                         6.9%

Bank & Finance                                                 5.4%

Hospital Supplies & Management                                 4.9%

Telecommunications Equipment                                   4.5%

Pharmaceuticals                                                3.8%

Electronic Systems                                             3.5%

Miscellaneous Consumer Products                                2.3%

These holdings represent 68.8% of the Fund's total investment portfolio.


The additions of technology shares helped to boost returns in mid-1999, as the technology sector rallied sharply. Investments in telecommunications stocks also enhanced returns, along with investments in energy firms, which benefited from increasing oil prices. The Fund's health care holdings continued to lag, and financial shares also underperformed as the Federal Reserve raised short-term interest rates. Selected portfolio changes at this point continued to emphasize attractive growth rates and reasonable valuations.

In the final months of the period, the Fund benefited from better-than-average returns from its technology, business services, and transportation holdings. During that time we added shares in the electronic components group that offered attractive growth prospects.

Continued Focus on Growth and Diversification

We plan to maintain the Fund's emphasis on growth at a reasonable price and diversification in months to come. In a sector where most shares are attractively priced versus large-cap issues, we expect the growth companies that we have chosen to perform well, especially if recent hikes in interest rates create a slower-paced economy.


LB Opportunity Growth Fund seeks long-term growth of capital by investing primarily in common stocks of small companies.


[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:      1/8/93

Shareholder
Accounts:            55,720

Total Net Assets
(in millions):       $223.3



[GRAPHIC WORM CHART OMITTED:]
Performance Through October 31, 1999
Growth of a $10,000 Investment
Class A shares (since 1/31/93)

                                  Russell   Lipper Median
   Month End    LB Opportunity      2000    Small Company     Consumer
     Date        Growth Fund       Index     Growth Stocks  Price Index
------------------------------------------------------------------------
   1/31/93          10,000        10,000        10,000        10,000
   2/28/93           9,156         9,769         9,608        10,035
   3/31/93           9,512        10,086         9,934        10,070
   4/30/93           9,267         9,809         9,619        10,098
   5/31/93           9,967        10,243        10,127        10,112
   6/30/93          10,122        10,307        10,206        10,126
   7/31/93          10,055        10,449        10,263        10,126
   8/31/93          10,755        10,900        10,737        10,155
   9/30/93          11,443        11,208        11,076        10,175
  10/31/93          11,831        11,497        11,232        10,218
  11/30/93          11,387        11,122        10,886        10,224
  12/31/93          11,687        11,503        11,348        10,224
   1/31/94          11,964        11,863        11,650        10,253
   2/28/94          11,842        11,820        11,643        10,287
   3/31/94          11,043        11,197        11,014        10,323
   4/30/94          11,121        11,263        11,016        10,337
   5/31/94          10,699        11,137        10,778        10,344
   6/30/94          10,078        10,762        10,388        10,379
   7/31/94          10,433        10,938        10,451        10,407
   8/31/94          11,343        11,547        11,048        10,449
   9/30/94          11,509        11,508        11,285        10,477
  10/31/94          11,942        11,462        11,275        10,484
  11/30/94          11,698        10,999        10,848        10,498
  12/31/94          11,998        11,295        11,265        10,498
   1/31/95          11,476        11,153        11,229        10,540
   2/28/95          12,087        11,617        11,539        10,582
   3/31/95          12,531        11,816        11,892        10,617
   4/30/95          12,619        12,079        12,050        10,653
   5/31/95          12,963        12,286        12,232        10,673
   6/30/95          14,140        12,924        12,880        10,694
   7/31/95          15,716        13,669        13,823        10,694
   8/31/95          15,971        13,962        14,062        10,723
   9/30/95          16,315        14,212        14,375        10,743
  10/31/95          15,350        13,577        13,864        10,779
  11/30/95          16,049        14,147        14,366        10,772
  12/31/95          16,523        14,521        14,592        10,765
   1/31/96          16,249        14,505        14,520        10,828
   2/29/96          17,315        14,957        15,088        10,862
   3/31/96          17,698        15,267        15,450        10,919
   4/30/96          19,393        16,084        16,600        10,961
   5/31/96          20,759        16,717        17,262        10,982
   6/30/96          19,338        16,030        16,594        10,988
   7/31/96          17,630        14,631        15,222        11,010
   8/31/96          18,682        15,481        16,109        11,031
   9/30/96          20,158        16,086        16,919        11,066
  10/31/96          18,614        15,839        16,601        11,101
  11/30/96          17,944        16,491        17,108        11,122
  12/31/96          18,532        16,923        17,381        11,122
   1/31/97          18,887        17,262        17,769        11,157
   2/28/97          17,174        16,844        17,149        11,192
   3/31/97          15,261        16,049        16,291        11,221
   4/30/97          14,535        16,094        16,238        11,234
   5/31/97          16,757        17,883        18,111        11,228
   6/30/97          17,683        18,651        19,098        11,241
   7/31/97          18,686        19,518        20,250        11,255
   8/31/97          19,134        19,965        20,663        11,277
   9/30/97          21,340        21,426        22,205        11,304
  10/31/97          20,013        20,486        21,239        11,333
  11/30/97          19,165        20,352        20,994        11,325
  12/31/97          18,457        20,709        21,221        11,311
   1/31/98          17,911        20,381        20,843        11,333
   2/28/98          19,002        21,888        22,436        11,354
   3/31/98          19,725        22,789        23,457        11,374
   4/30/98          19,773        22,915        23,616        11,396
   5/31/98          18,168        21,680        22,339        11,417
   6/30/98          18,296        21,725        22,394        11,430
   7/31/98          16,868        19,965        20,789        11,445
   8/31/98          13,177        16,092        16,585        11,459
   9/30/98          14,188        17,352        17,514        11,473
  10/31/98          14,974        18,060        18,227        11,501
  11/30/98          15,985        19,006        19,353        11,501
  12/31/98          17,670        20,183        20,646        11,493
   1/31/99          17,430        20,445        20,972        11,522
   2/28/99          15,760        18,797        19,106        11,536
   3/31/99          16,049        19,091        19,702        11,571
   4/30/99          16,370        20,801        20,561        11,655
   5/31/99          17,028        21,109        20,651        11,655
   6/30/99          18,120        22,057        22,516        11,655
   7/31/99          18,088        21,448        22,458        11,690
   8/31/99          17,301        20,659        22,092        11,718
   9/30/99          17,783        20,659        22,692        11,774
  10/31/99          $17,911      $20,748       $23,925       $11,795

As you compare performance, please note that the LB Opportunity Growth Fund's performance reflects the maximum 4% sales charge. The performances of the Russell 2000 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

LB Opportunity
Growth Fund
$17,911

Lipper Median
Small Company
Growth Stocks
$23,925

Russell 2000
Index
$20,748

Consumer
Price Index
$11,795

INSET BOX ON CHART READS:

LB Opportunity Growth Fund
Annualized Total Returns*
---------------------------------------------------------------------

                                                              Since
                                                            Inception
Class A shares                    1-Year         5-Year      1/8/93
Net Asset Value                   19.61%         8.44%       10.00%
Public Offering Price             14.82%         7.56%        9.34%

                                                 Since
                                                Inception
Class B shares                    1-Year         10/31/97
If Held (NAV)                     18.66%         -6.08%
If Redeemed (CDSC)                13.66%         -7.97%

Institutional shares
Net Asset Value                   19.89%         -5.19%

*See accompanying notes to Portfolio Management Reviews.

*Due to changes in Lipper, Inc., definitions, this return is a combination of average total return from the Lipper Small-Cap Funds category (10/31/98-9/15/99) and the Lipper Small-Cap Growth Funds category (9/16/99-10/31/99).



LB Mid Cap Growth Fund

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson is portfolio manager for the Lutheran Brotherhood Mid Cap Growth Fund. He joined Lutheran Brotherhood in 1987, working for five years as a bond trader and another five years as an equity analyst for several Lutheran Brotherhood portfolios.


As investors became more confident in the economy over the last year, they took advantage of the many attractive opportunities in stocks with medium market capitalizations. (Market capitalization is calculated by multiplying the number of stock shares outstanding by the price of those shares.) Mid-cap stocks with strong growth potential and greater capitalizations fared particularly well in this environment. By emphasizing high-growth sectors like technology and telecommunications during the year, and reducing attention to issues with lesser capitalizations, we helped the LB Mid Cap Growth Fund outpace its market benchmarks by significant margins.

For the 12 months ended October 31, 1999, the Fund had a total return (based on Class A Share NAV) of 40.70%. That compares to an average return of 31.43% for mid-cap growth funds tracked by Lipper, Inc.,* and 21.07% for the Standard & Poor's 400 MidCap Index.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities                       6.4%
Common Stocks                              93.6%

The Fund's portfolio composition and top holdings represent all share classes.


Increased Focus on Technology

When the reporting period began, new purchases that we made during the market correction of 1998's third quarter left the Fund overweighted versus the S&P 400 MidCap Index in technology, energy, health care, and biotechnology shares. We continued to add technology shares in the final months of 1998, while also increasing stocks of capital goods firms.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                           % Of Portfolio
------------------------------------------------------------------------
VoiceStream Wireless Corp.                                         1.1%

America Online, Inc.                                               0.9%

Synopsys, Inc.                                                     0.9%

ADC Telecommunications, Inc.                                       0.9%

Siebel Systems, Inc.                                               0.9%

Comverse Technology, Inc.                                          0.9%

Univision Communications, Inc., Class A                            0.8%

Sprint Corp. (FON Group)                                           0.8%

General Motors Corp., Class H                                      0.7%

Cox Communications, Inc.                                           0.7%

These holdings represent 8.6% of the Fund's total investment portfolio.


The Fund's technology holdings, particularly in communications and Internet firms, enjoyed strong gains in the first months of 1999, as did shares of financial firms. With increased economic optimism, holdings in the capital goods sector rose, too. Of further benefit was the Fund's underweighting in utilities, which lagged as interest rates rose. These positives offset disappointing returns from health care shares.

After raising the Fund's technology weighting through April, we began to take profits in some companies that we believed were overpriced-- especially Internet-based firms. We also trimmed holdings of better-performing capital goods companies. We used the profits from these sales to add shares of semiconductor manufacturers, communications-services firms, and energy companies that offered greater potential for growth. At the end of the second quarter, the Fund had a greater-than-market weighting in technology, health care, and consumer-services stocks and was slightly underweighted in consumer cyclical issues.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Electronic Equipment                                            14.6%

Computer Software                                               12.7%

Bank & Finance                                                   8.1%

Drugs & Health Care                                              7.7%

Retail                                                           6.7%

Services                                                         6.0%

Telephone & Telecommunications                                   5.8%

Computers & Office Equipment                                     3.9%

Broadcasting                                                     3.6%

Telecommunications Equipment                                     3.5%

These holdings represent 72.6% of the Fund's total investment portfolio.


We continued to reduce investments in capital goods and consumer-cyclical stocks in the final months of the period, while also trimming financial and energy issues. We used most of the proceeds from these sales to increase holdings in the technology sector. The further strong performance of technology and telecommunications shares during this time helped offset disappointing returns from financial stocks hurt by rising interest rates.

Technology to Remain Large Position

We believe the future performance of mid-cap stocks will be influenced, in large part, by the direction of interest rates. Further rises in interest rates could squeeze the profits of many mid-cap firms. If rates stabilize or head lower, mid-cap shares could become more attractive. The sector should also benefit as concerns about the potential year 2000 ("Y2K") computer problems begin to fade.

With strong growth prospects for Internet stocks and other technology shares, we plan to maintain our focus on those issues. If a positive economic outlook improves the earnings picture for smaller companies within the mid-cap sector, we may take greater advantage of opportunities in those issues.


LB Mid Cap Growth Fund seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.


[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:      5/30/97

Shareholder
Accounts:             24,733

Total Net Assets
(in millions):         $76.3



[GRAPHIC WORM CHART OMITTED:]
Performance Through October 31, 1999
Growth of a $10,000 Investment
Class A shares (since 5/30/97)

                                           Lipper Median
   Month End    LB Mid Cap       S&P 400      Mid Cap       Consumer
     Date      Growth Fund    MidCap Index  Stock Funds    Price Index
----------------------------------------------------------------------
   5/31/97       10,000         10,000        10,000         10,000
   6/30/97        9,979         10,285        10,395         10,012
   7/31/97       10,622         11,303        11,225         10,025
   8/31/97       10,519         11,290        11,193         10,044
   9/30/97       11,079         11,939        11,924         10,068
  10/31/97       10,716         11,419        11,380         10,094
  11/30/97       10,560         11,588        11,378         10,087
  12/31/97       10,802         12,038        11,571         10,075
   1/31/97       10,647         12,038        11,368         10,094
   2/28/97       11,608         13,035        12,382         10,112
   3/31/98       12,083         13,623        12,962         10,131
   4/30/98       12,171         13,872        13,084         10,150
   5/31/98       11,520         13,248        12,484         10,168
   6/30/98       11,862         13,331        12,760         10,181
   7/31/98       11,299         12,814        12,113         10,194
   8/31/98        8,979         10,431         9,763         10,206
   9/30/98        9,576         11,434        10,439         10,218
  10/31/98       10,150         12,456        11,064         10,244
  11/30/98       10,890         13,078        11,720         10,244
  12/31/98       12,050         14,658        12,915         10,237
   1/31/99       12,502         14,087        13,068         10,262
   2/28/99       11,774         13,349        12,204         10,274
   3/31/99       12,502         13,723        12,721         10,306
   4/30/99       12,944         14,804        13,402         10,381
   5/31/99       12,790         14,870        13,457         10,381
   6/30/99       13,762         15,667        14,276         10,381
   7/31/99       13,596         15,333        14,021         10,412
   8/31/99       13,342         14,807        13,718         10,437
   9/30/99       13,309         14,349        13,588         10,487
  10/31/99      $14,281        $15,081       $14,310        $10,506

As you compare performance, please note that the LB Mid Cap Growth Fund's performance reflects the maximum 4% sales charge. The performances of the S&P 400 MidCap Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

LB Mid Cap
Growth Fund
$14,281

S&P 400
MidCap Index
$15,081

Lipper Median
MidCap
Stock Funds
$14,310

Consumer
Price Index
$10,506

INSET BOX ON CHART READS:

LB Mid Cap Growth Fund
Annualized Total Returns*
---------------------------------------------------------------------
                                                              Since
                                                            Inception
Class A shares                                   1 Year      5/30/97
Net Asset Value                                  40.70%      17.84%
Public Offering Price                            35.11%      15.85%

                                                              Since
                                                            Inception
Class B shares                                   1 Year      10/31/97
If Held (NAV)                                    39.69%      14.59%
If Redeemed (CDSC)                               34.69%      12.83%

Institutional shares
Net Asset Value                                  41.04%      15.72%

*See accompanying notes to Portfolio Management Reviews.

*Due to changes in Lipper, Inc., definitions, this return is a combination of average total return from the Lipper Mid-Cap Funds category (10/31/98-9/15/99) and the Lipper Mid-Cap Core Funds category (9/16/99-10/31/99).



LB World Growth Fund

[PHOTO OMITTED: DAVID J. L. WARREN]

David J.L. Warren is president of Rowe Price-Fleming International, investment subadvisor for the LB World Growth Fund. He leads a team of 12 portfolio managers that has managed the Fund's assets since its inception in September of 1995. David has worked in investment research and management for over 20 years, and has managed international portfolios with Rowe Price-Fleming since 1984.


In the past year, foreign economies rebounded from their turmoil of 1998, spurring securities market rallies in many foreign countries. This, combined with healthy performances from many individual stocks, helped the LB World Growth Fund earn a total return of 19.21% (based on Class A Share NAV) for the 12 months ended October 31, 1999.

With large investments from abroad, stock gains in Asia were particularly robust. Because of the region's earlier problems, however, we had underweighted Japanese stocks in the Fund versus its market benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East (EAFE) Index. At the same time, the Fund was slightly overweighted in stocks from Latin America, which underperformed. As a result of these regional weightings, the Fund underperformed the EAFE Index, which had a total return of 23.37% for the period. Over the same time, international stock funds tracked by Lipper, Inc., had an average return of 25.64%.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Preferred Stocks                                    0.5%
Short-Term Securities                               3.6%
Common Stocks & Warrants                           95.9%

The Fund's portfolio composition and top holdings represent all share classes.


Economies Recover Abroad

With improving economic reports, continued corporate restructuring and greater stability in neighboring Asian markets, stocks in Japan rose sharply through July of 1999. After rallying at the end of 1998, stocks in Europe edged lower through the first half of 1999 on disappointing economic news and a weakening in the value of the European common currency ("euro"). Stocks in Latin America rallied moderately during this time.

Our strategy in such an environment was to trade European stocks that had performed well for shares with greater potential, including stocks of insurance, telecommunications, business services, media, and retail firms. In Asia we added telecommunications, banking, retail, and electronics shares. In Latin America we sold energy shares from Argentina.


[GRAPHIC OMITTED: TOP 10 HOLDINGS COUNTRY % OF PORTFOLIO]

                                                              % of
Top 10 Holdings                    Country                  Portfolio
----------------------------------------------------------------------
National Westminster Bank          United Kingdom             2.3%

Shell Transport & Trading Co.      United Kingdom             1.6%

Nokia (AB) OY                      Finland                    1.6%

Nestle SA                          Switzerland                1.6%

SmithKline Beecham plc             United Kingdom             1.5%

ING Groep NV                       Netherlands                1.5%

Glaxo Wellcome                     United Kingdom             1.5%

Murata Manufacturing               Japan                      1.4%

Sony Corp.                         Japan                      1.4%

Nippon Telegraph & Telecom Corp.   Japan                      1.3%

These holdings represent 15.7% of the Fund's total investment portfolio.


In the final months of the period, stock prices in Asia ebbed, as demand from foreign investors weakened. With further economic improvement in Europe, stocks in that region outperformed while, in Latin America, weakness in the Brazilian currency offset benefits from that country's continued economic improvement. At that time, we traded some richly priced Japanese holdings for issues with brighter prospects, including some banking firms. Making the most of industry consolidation in Europe, we made trades within the retail sector and also added technology shares. Encouraged by economic progress in Southeast Asia, we bought financial shares in Singapore and India.


[GRAPHIC OMITTED: TOP 10 COUNTRIES % OF PORTFOLIO]

Top 10 Countries                                        % of Portfolio
----------------------------------------------------------------------
Japan                                                        22.0%

United Kingdom                                               16.5%

France                                                       11.7%

Netherlands                                                   8.4%

Switzerland                                                   6.9%

Germany                                                       6.4%

Italy                                                         4.4%

Sweden                                                        3.5%

Spain                                                         3.0%

Hong Kong                                                     2.3%

These holdings represent 85.1% of the Fund's total investment portfolio.


An Optimistic Outlook

Further economic recovery should benefit most foreign stock markets in coming months. European issues should also benefit from business restructuring and increased merger and acquisition activity. Additional gains by stocks in Japan may be limited, however, by a plateau in foreign investment and reduced exports due to a strong yen. Advances by Latin American issues could be curbed as higher U.S. interest rates reduce flows of capital to that region. While higher interest rates may also decrease U.S. demand for foreign goods, economies overseas appear sufficiently healthy to withstand such a decline.

LB World Growth Fund seeks long-term growth of capital by investing primarily in common stocks issued by established non-U.S. companies.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:      9/5/95

Shareholder
Accounts:            24,823

Total Net Assets
(in millions):       $109.8


[GRAPHIC WORM CHART OMITTED:]
Performance Through October 31, 1999
Growth of a $10,000 Investment
Class A shares (since 9/30/95)

                              Morgan Stanley       Lipper
               LB World          Capital           Median       Consumer
   Month End     Growth       International     International    Price
    Date          Fund         EAFE Index        Stock Funds     Index
------------------------------------------------------------------------
   9/30/95      10,000           10,000             10,000      10,000
  10/31/95       9,430            9,734              9,790      10,033
  11/30/95       9,508           10,008              9,893      10,027
  12/31/95       9,817           10,413             10,203      10,020
   1/31/96      10,041           10,458             10,413      10,079
   2/29/96      10,108           10,495             10,443      10,111
   3/31/96      10,265           10,721             10,625      10,163
   4/30/96      10,567           11,035             10,957      10,202
   5/31/96      10,522           10,834             10,899      10,222
   6/30/96      10,634           10,898             10,975      10,228
   7/31/96      10,298           10,582             10,581      10,248
   8/31/96      10,444           10,607             10,691      10,268
   9/30/96      10,679           10,892             10,919      10,301
  10/31/96      10,612           10,783             10,829      10,333
  11/30/96      11,093           11,214             11,290      10,353
  12/31/96      11,135           11,073             11,320      10,353
   1/31/97      10,977           10,688             11,247      10,385
   2/28/97      11,090           10,865             11,394      10,418
   3/31/97      11,068           10,907             11,421      10,444
   4/30/97      11,135           10,967             11,449      10,457
   5/31/97      11,869           11,683             12,144      10,451
   6/30/97      12,378           12,331             12,702      10,464
   7/31/97      12,705           12,533             13,039      10,476
   8/31/97      11,531           11,599             12,078      10,497
   9/30/97      12,299           12,251             12,839      10,522
  10/31/97      11,395           11,311             11,862      10,549
  11/30/97      11,350           11,198             11,763      10,542
  12/31/97      11,377           11,299             11,862      10,529
   1/31/98      11,779           11,819             12,158      10,549
   2/28/98      12,458           12,580             12,944      10,568
   3/31/98      12,883           12,970             13,584      10,587
   4/30/98      12,975           13,075             13,772      10,607
   5/31/98      12,941           13,015             13,786      10,627
   6/30/98      12,941           13,116             13,703      10,640
   7/31/98      13,102           13,253             13,891      10,653
   8/31/98      11,469           11,613             11,937      10,666
   9/30/98      11,192           11,260             11,520      10,679
  10/31/98      12,170           12,437             12,411      10,706
  11/30/98      12,734           13,078             13,058      10,706
  12/31/98      13,165           13,597             13,467      10,698
   1/31/99      13,038           13,560             13,512      10,725
   2/28/99      12,783           13,240             13,164      10,738
   3/31/99      13,293           13,796             13,628      10,771
   4/30/99      13,767           14,359             14,206      10,849
   5/31/99      13,131           13,622             13,602      10,849
   6/30/99      13,628           14,156             14,289      10,849
   7/31/99      13,860           14,581             14,667      10,881
   8/31/99      13,999           14,638             14,799      10,907
   9/30/99      14,068           14,789             14,864      10,959
  10/31/99     $14,508          $15,346            $15,432     $10,979

As you compare performance, please note that the LB World Growth Fund's performance reflects the maximum 4% sales charge. The performances of the MSCI EAFE Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

LB World
Growth Fund
$14,508

Lipper Median
International
Stock Funds
$15,432

Morgan Stanley
Capital International
EAFE Index
$15,346

Consumer
Price Index
$10,979

INSET BOX ON CHART READS:

LB World Growth Fund
Annualized Total Returns*
-----------------------------------------------------------
                                                   Since
                                                 Inception
Class A shares              1-Year                9/5/95
Net Asset Value             19.21%                10.73%
Public Offering Price       14.45%                 9.66%

                                                   Since
                                                 Inception
Class B shares              1-Year                10/31/97
If Held (NAV)               18.28%                12.02%
If Redeemed (CDSC)          13.28%                10.22%

Institutional shares
Net Asset Value             19.42%                13.15%

*See accompanying notes to Portfolio Management Reviews.



LB Fund

[PHOTO OMITTED: JAMES M. WALLINE]

James M. Walline is a Chartered Financial Analyst and portfolio manager of the LB Fund. He is a vice president of Lutheran Brotherhood and has managed the LB Fund since 1994. He has been with Lutheran Brotherhood Research Corp. since its inception in 1970.


As economic growth strengthened early in the year, concerns that higher interest rates and inflation might squelch future growth tended to favor shares of larger companies with more reliable earnings prospects. Investor favor then shifted toward medium-sized companies, which rallied strongly in the last six months of the period. The Lutheran Brotherhood Fund's continued focus on firms with large market capitalizations that are also leaders in their industries helped it perform well against its benchmarks for the reporting period. (Market capitalization is calculated by multiplying the number of stock shares outstanding by the price of those shares.)

During the 12 months ended October 31, 1999, the Fund had a total return (based on Class A Share NAV) of 25.60%. This compared to an average return of 19.10% for large-cap core funds tracked by Lipper, Inc.* Over the same time, the S&P 500 Index had a return of 25.67%.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities                      2.9%
Common Stocks                             97.1%

The Fund's portfolio composition and top holdings represent all share classes.


Greater Emphasis on Growth Sectors

Over the last few decades, the American economy has undergone an accelerating evolution away from manufacturing-based industry to knowledge- and service-based industries, such as computer software and health care services. During this time, the United States has established its dominance as the world leader in these fastest growing, science-based industries, such as technology and medicine. In addition, the record-breaking current economic expansion that began in 1992 has increased the importance of the "consumer cyclicals" market segment, which includes businesses like home building supplies, retail, entertainment, and advertising.


[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                           % of Portfolio
------------------------------------------------------------------------
Microsoft Corp.                                                3.4%

Cisco Systems, Inc.                                            3.3%

General Electric Co.                                           3.2%

MCI Worldcom, Inc.                                             2.7%

Intel Corp.                                                    2.6%

American International Group, Inc.                             2.0%

Pfizer, Inc.                                                   1.9%

SBC Communications, Inc.                                       1.9%

Citigroup, Inc.                                                1.7%

Merck & Co., Inc.                                              1.7%

These holdings represent 24.4% of the Fund's total investment portfolio.


This economic evolution has also led to a gradual evolution in the LB Fund. Since its inception in 1970, the Fund has gradually developed a greater emphasis on these growing market sectors, investing broadly in both growth and value shares, but increasingly emphasizing technology, health care, retail, and consumer cyclicals. This emphasis on growth sectors has also resulted in a gradual de-emphasis of energy, consumer staples, utility, financial, and industrial stocks.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

TOP 10 INDUSTRIES
------------------------------------------------------------------------
Bank & Finance                                                 15.4%

Drugs & Health Care                                            11.5%

Computers & Office Equipment                                   10.1%

Retail                                                          9.3%

Telephone & Telecommunications                                  6.9%

Oil & Oil Service                                               6.2%

Conglomerates                                                   5.6%

Computer Software                                               4.6%

Telecommunications Equipment                                    3.4%

Electronic Equipment                                            3.1%

These holdings represent 76.1% of the Fund's total investment portfolio.


As before, we continued to emphasize companies with sound fundamentals that are leaders in their markets. To keep the portfolio focused on companies with the strongest prospects for long-term growth, we periodically traded shares of firms that had performed well for shares of companies with better growth potential. Among the new positions we added to the Fund were technology firms like America Online, Sun Microsystems, EMC Corp. (a manufacturer of computer storage products), and Yahoo!. Other additions included Home Depot, Illinois Tool Works, and Omnicom Group (an international advertising agency).

Outlook Promising for Industry Leaders

If higher interest rates produce a slower pace of economic growth, we'll see improved chances to sustain this record-breaking economic expansion. With companies very competitive and cost conscious today, corporate earnings should remain healthy. The outlook is particularly promising for stocks of market leaders, who should benefit from recent industry consolidations and global economic recovery.

The LB Fund should thus continue to benefit from its focus on top-tier companies with strong earnings potential. As before, we may occasionally trim shares of holdings we consider to be over-valued, redirecting capital to stocks with greater upside potential in order to manage the Fund's risk and help it remain competitive with similar funds.

LB Fund seeks long-term growth of capital and income by investing primarily in common stocks of leading U.S. companies.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:       6/2/70

Shareholder
Accounts:            130,090

Total Net Assets
(in millions):      $1,531.0


[GRAPHIC WORM CHART OMITTED:]
Performance Through October 31, 1999
Growth of a $10,000 Investment
Class A shares (since 10/31/89)

                                                Lipper
                          Standard & Poor's     Median         Consumer
   Month End                 500 Stock         Large-Cap        Price
     Date         LB Fund      Index           Core Funds       Index
----------------------------------------------------------------------
  10/31/89         10,000      10,000          10,000         10,000
  11/30/89          9,920      10,194          10,150         10,024
  12/31/89          9,944      10,439          10,290         10,040
   1/31/90          9,222       9,748           9,704         10,143
   2/28/90          9,303       9,856           9,829         10,191
   3/31/90          9,567      10,124          10,038         10,247
   4/30/90          9,403       9,881           9,793         10,263
   5/31/90         10,414      10,824          10,553         10,287
   6/30/90         10,477      10,759          10,540         10,342
   7/31/90         10,424      10,733          10,458         10,382
   8/31/90          9,572       9,752           9,629         10,478
   9/30/90          9,067       9,280           9,159         10,565
  10/31/90          9,061       9,250           9,018         10,629
  11/30/90          9,537       9,837           9,546         10,653
  12/31/90          9,751      10,111           9,823         10,653
   1/31/91         10,229      10,562          10,300         10,717
   2/28/91         10,887      11,299          10,972         10,732
   3/31/91         11,085      11,577          11,227         10,748
   4/30/91         11,146      11,615          11,236         10,764
   5/31/91         11,656      12,099          11,686         10,796
   6/30/91         11,007      11,550          11,192         10,828
   7/31/91         11,574      12,103          11,661         10,844
   8/31/91         11,924      12,375          11,928         10,876
   9/30/91         11,725      12,169          11,821         10,924
  10/31/91         11,974      12,348          12,001         10,940
  11/30/91         11,537      11,835          11,529         10,971
  12/31/91         12,946      13,190          12,669         10,979
   1/31/92         12,753      12,959          12,666         10,995
   2/28/92         12,886      13,110          12,880         11,035
   3/31/92         12,559      12,856          12,657         11,091
   4/30/92         12,649      13,249          12,856         11,107
   5/31/92         12,766      13,294          12,936         11,123
   6/30/92         12,460      13,099          12,676         11,162
   7/31/92         12,840      13,652          13,099         11,186
   8/31/92         12,605      13,358          12,852         11,218
   9/30/92         12,782      13,513          13,005         11,250
  10/31/92         13,032      13,576          13,087         11,290
  11/30/92         13,587      14,019          13,569         11,306
  12/31/92         13,696      14,195          13,774         11,298
   1/31/93         13,960      14,326          13,930         11,354
   2/28/93         14,005      14,505          14,033         11,393
   3/31/93         14,410      14,812          14,395         11,433
   4/30/93         14,167      14,471          14,132         11,465
   5/31/93         14,520      14,834          14,462         11,481
   6/30/93         14,568      14,883          14,507         11,497
   7/31/93         14,442      14,839          14,494         11,497
   8/31/93         14,868      15,387          15,025         11,529
   9/30/93         14,843      15,269          15,016         11,553
  10/31/93         14,994      15,600          15,229         11,600
  11/30/93         14,605      15,435          15,022         11,608
  12/31/93         14,886      15,628          15,349         11,608
   1/31/94         15,417      16,170          15,828         11,640
   2/28/94         14,996      15,716          15,519         11,680
   3/31/94         14,267      15,034          14,869         11,720
   4/30/94         14,301      15,240          15,009         11,736
   5/31/94         14,461      15,464          15,153         11,744
   6/30/94         14,064      15,085          14,808         11,783
   7/31/94         14,487      15,596          15,215         11,815
   8/31/94         15,011      16,225          15,796         11,863
   9/30/94         14,758      15,826          15,445         11,895
  10/31/94         14,978      16,194          15,612         11,903
  11/30/94         14,368      15,594          15,038         11,919
  12/31/94         14,379      15,823          15,197         11,919
   1/31/95         14,727      16,245          15,414         11,967
   2/28/95         15,144      16,866          15,992         12,014
   3/31/95         15,415      17,370          16,403         12,054
   4/30/95         15,867      17,889          16,805         12,094
   5/31/95         16,388      18,578          17,348         12,118
   6/30/95         16,925      19,011          17,712         12,142
   7/31/95         17,678      19,656          18,293         12,142
   8/31/95         17,482      19,695          18,398         12,174
   9/30/95         18,141      20,524          18,966         12,197
  10/31/95         18,175      20,465          18,756         12,237
  11/30/95         19,016      21,347          19,581         12,229
  12/31/95         18,985      21,759          19,923         12,221
   1/31/96         19,519      22,514          20,465         12,293
   2/28/96         19,758      22,707          20,738         12,333
   3/31/96         19,859      22,930          21,003         12,397
   4/30/96         20,247      23,278          21,310         12,444
   5/31/96         20,597      23,853          21,710         12,468
   6/30/96         20,477      23,946          21,680         12,476
   7/31/96         19,488      22,897          20,752         12,500
   8/31/96         20,015      23,374          21,319         12,524
   9/30/96         21,060      24,685          22,299         12,564
  10/31/96         21,375      25,381          22,750         12,604
  11/30/96         22,932      27,290          24,272         12,627
  12/31/96         22,255      26,749          23,971         12,627
   1/31/97         23,656      28,437          24,989         12,667
   2/28/97         23,616      28,645          25,137         12,707
   3/31/97         22,693      27,465          24,227         12,739
   4/30/97         24,077      29,115          25,123         12,755
   5/31/97         25,279      30,865          26,663         12,747
   6/30/97         26,352      32,251          27,700         12,763
   7/31/97         28,300      34,818          29,781         12,779
   8/31/97         26,713      32,861          28,718         12,803
   9/30/97         27,969      34,672          30,168         12,834
  10/31/97         27,144      33,528          29,094         12,866
  11/30/97         28,060      35,067          29,920         12,858
  12/31/97         28,465      35,670          30,429         12,842
   1/31/98         28,766      36,080          30,508         12,866
   2/28/98         30,784      38,667          32,616         12,890
   3/31/98         32,496      40,651          34,093         12,914
   4/30/98         32,819      41,065          34,349         12,938
   5/31/98         31,949      40,334          33,662         12,962
   6/30/98         33,160      41,976          34,191         12,978
   7/31/98         32,456      41,539          33,367         12,994
   8/31/98         27,073      35,529          28,422         13,010
   9/30/98         28,641      37,795          29,974         13,025
  10/31/98         31,235      40,891          32,210         13,057
  11/30/98         32,999      43,361          33,888         13,057
  12/31/98         35,098      45,863          35,355         13,049
   1/31/99         36,867      47,780          36,638         13,081
   2/28/99         36,089      46,294          35,411         13,097
   3/31/99         37,977      48,145          36,863         13,137
   4/30/99         38,768      50,023          37,950         13,233
   5/31/99         37,387      48,843          37,017         13,233
   6/30/99         39,765      51,553          39,167         13,233
   7/31/99         38,271      49,945          38,051         13,272
   8/31/99         37,969      49,695          37,751         13,304
   9/30/99         36,856      48,333          36,833         13,368
  10/31/99        $39,231     $51,393         $39,076        $13,392

As you compare performance, please note that the LB Fund's performance reflects the maximum 4% sales charge. The performances of the S&P 500 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET LEGEND READS:

LB Fund
$39,231

Standard & Poor's
500 Stock Index
$51,393

Lipper Median
Large-Cap
Core Funds
$39,076

Consumer
Price Index
$13,392

INSET BOX ON CHART READS:


LB Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares                1-Year     5-Year     10-Year
Net Asset Value               25.60%     21.22%     15.11%
Public Offering Price         20.59%     20.23%     14.64%

                                         Since
                                       Inception
Class B shares                1-Year   10/31/97
If Held (NAV)                 24.66%    19.35%
If Redeemed (CDSC)            19.66%    17.66%

Institutional shares
Net Asset Value               25.89%    20.54%

*See accompanying notes to Portfolio Management Reviews.

*Due to changes in Lipper, Inc., definitions, this return is a combination of average total return from the Lipper Growth & Income Funds category (10/31/98-9/15/99) and the Lipper Large-Cap Core Funds category (9/16/99-10/31/99).



LB High Yield Fund

[PHOTO OMITTED: PAUL J. OCENASEK]

Paul J. Ocenasek is a Chartered Financial Analyst and portfolio manager of the LB High Yield Fund. Paul has been with Lutheran Brotherhood's Investment Division since 1987 and served many roles: analyst, researcher, associate manager and portfolio manager.


Having underperformed high-quality bonds for much of 1998, high-yield corporate bonds were an attractive value when the reporting period began in November 1998. As prospects for the economy and corporate earnings brightened in the months that followed, high-yield issues outperformed. During this time the media and telecommunications issues that represent a large portion of the LB High Yield Fund performed particularly well. The Fund added some issues with lower credit ratings, which also performed well, further enhanced returns and helped the Fund outpace its market benchmarks for the 12 months ended October 31, 1999.

During the reporting period, the Fund had a total return (based on Class A Share NAV) of 7.69%. That compares with an average return of 6.66% for high-yield bond funds tracked by Lipper, Inc. Over the same time, the Lehman Brothers High-Yield Index had a return of 4.34%.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Non-Convertible Preferred Stocks                 8.5%
Short-Term Securities                            5.2%
Common Stocks & Stock Warrants                   3.9%
Convertible Preferred Stocks                     2.6%
Foreign Government Bonds                         0.4%
Corporate Bonds                                 79.4%

The Fund's portfolio composition and top holdings represent all share classes.


Media/Telecommunications Debt Outperforms

In the third quarter of 1998, before the reporting period began, high-yield bonds from the media/telecommunications group had experienced sharper price declines than the high-yield market as a whole. As investors recognized the value in high-yield issues, the rebound for high-yield debt of media/telecommunications firms was particularly strong. Earlier additions of these securities and those with lower credit ratings, which also recovered sharply, helped the LB High Yield Fund to make the most of these changes in market sentiment.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

AAA            0.0%

AA             0.0%

A              0.4%

Baa            0.9%

Ba            15.8%

B             61.6%

Caa           14.5%

Ca             1.0%

C              0.0%

D              0.4%

Non Rated      5.4%


[GRAPHIC OMITTED: TOP 10 INDUSTRIES % OF PORTFOLIO]

Top 10 Industries                                    % of Portfolio
----------------------------------------------------------------------
Telecommunications -- Wireline                            13.8%

Broadcasting                                              11.3%

Telecommunications -- Wireless                             9.1%

Telecommunications -- Data/Internet                        4.1%

Bank & Finance                                             3.6%

Machinery & Equipment                                      3.3%

Hospital Management                                        3.2%

Food & Beverage                                            2.4%

Leisure & Entertainment                                    2.1%

Publishing & Printing                                      1.9%

These bond holdings represent 54.8% of the Fund's total investment portfolio.


[GRAPHIC OMITTED: TOP 10 HOLDINGS BY ISSUER % OF PORTFOLIO]

Top 10 Holdings by Issuer                            % of Portfolio
----------------------------------------------------------------------
Intermedia Communications, Inc.                            1.2%

CSC Holdings, Inc.                                         1.1%

UnitedGlobalCom, Inc.                                      1.0%

ICG Holdings, Inc.                                         0.9%

Nextel Communications, Inc.                                0.9%

Orion Network Systems, Inc.                                0.9%

PRIMEDIA, Inc.                                             0.8%

Primus Telecommunications Group, Inc.                      0.8%

EchoStar DBS Corp.                                         0.7%

Midland Cogen Venture Fund II                              0.7%

These holdings represent 9.0% of the Fund's total investment portfolio.


During the spring of 1999, we took profits in some media/telecommunications issues that had performed especially well. Due to concerns about unsustainable consumer spending, we trimmed investments in consumer-finance firms. We also took some profits in the energy sector, after higher oil prices had boosted performance there.

Performance for high-yield bonds was weaker in the summer and early fall, as investors became concerned that rising interest rates would slow the economy. In addition, as institutional buyers shored-up their year-end liquidity, demand for longer-term bonds weakened. The Fund continued to benefit in this environment from strong performances by its media/telecommunications holdings and from lower weightings in economically sensitive bonds versus its market benchmarks. Of additional help was the Fund's sizable weighting in "cushion" bonds that are near maturity and less sensitive to rising interest rates. Also, as the media/telecommunications sector became more attractive near the end of the period, we once again increased the Fund's holdings in that sector.

New Opportunities

Having increased the Fund's cash reserves somewhat during the third quarter to provide added liquidity, we are now putting some of that cash back to work. While there could still be increased volatility at the end of the year due to concerns about potential Y2K computer problems, investors appear less concerned than they were earlier in 1998. In the meantime, market fluctuations have provided some attractive investment opportunities. The high-yield sector should benefit in coming months as economic worries continue to abate and more investors put their cash to work in the market.

LB High Yield Fund seeks high current income and, secondarily, growth of capital by investing primarily in high-yielding ("junk") corporate bonds.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:      4/3/87

Shareholder
Accounts:            71,046

Total Net Assets
(in millions):       $910.7



[GRAPHIC WORM CHART OMITTED:]
Performance Through October 31, 1999
Growth of a $10,000 Investment
Class A shares (since 10/31/89)

                               Lehman        Lipper
                 LB High         High        Median
  Month End       Yield         Yield         High        Consumer
    Date          Fund          Index        Current     Price Index
--------------------------------------------------------------------
  10/31/89       10,000        10,000        10,000        10,000
  11/30/89        9,543         9,980         9,951        10,024
  12/31/89        9,374         9,996         9,879        10,040
   1/31/90        9,087         9,781         9,625        10,143
   2/28/90        8,867         9,580         9,391        10,191
   3/31/90        8,905         9,831         9,500        10,247
   4/30/90        8,907         9,814         9,495        10,263
   5/31/90        9,200        10,003         9,703        10,287
   6/30/90        9,313        10,245         9,899        10,342
   7/31/90        9,478        10,521        10,104        10,382
   8/31/90        9,115         9,922         9,691        10,478
   9/30/90        8,711         9,198         9,203        10,565
  10/31/90        8,404         8,715         8,807        10,629
  11/30/90        8,538         8,987         8,842        10,653
  12/31/90        8,676         9,037         8,870        10,653
   1/31/91        8,725         9,286         8,994        10,717
   2/28/91        9,363        10,302         9,640        10,732
   3/31/91        9,809        10,908        10,120        10,748
   4/30/91       10,166        11,356        10,508        10,764
   5/31/91       10,258        11,376        10,574        10,796
   6/30/91       10,549        11,713        10,797        10,828
   7/31/91       10,843        12,088        11,118        10,844
   8/31/91       11,003        12,366        11,327        10,876
   9/30/91       11,177        12,538        11,518        10,924
  10/31/91       11,579        12,956        11,885        10,940
  11/30/91       11,756        13,024        11,996        10,971
  12/31/91       11,807        13,211        12,100        10,979
   1/31/92       12,354        13,676        12,580        10,995
   2/28/92       12,700        14,014        12,881        11,035
   3/31/92       12,930        14,188        13,081        11,091
   4/30/92       13,042        14,242        13,175        11,107
   5/31/92       13,246        14,443        13,367        11,123
   6/30/92       13,322        14,578        13,502        11,162
   7/31/92       13,553        14,799        13,744        11,186
   8/31/92       13,738        14,992        13,919        11,218
   9/30/92       13,878        15,145        14,062        11,250
  10/31/92       13,627        14,932        13,827        11,290
  11/30/92       13,864        15,120        14,032        11,306
  12/31/92       14,183        15,292        14,218        11,298
   1/31/93       14,765        15,737        14,605        11,354
   2/28/93       14,943        16,014        14,887        11,393
   3/31/93       15,232        16,221        15,182        11,433
   4/30/93       15,292        16,362        15,302        11,465
   5/31/93       15,552        16,557        15,543        11,481
   6/30/93       16,031        16,904        15,904        11,497
   7/31/93       16,159        17,068        16,062        11,497
   8/31/93       16,288        17,212        16,180        11,529
   9/30/93       16,281        17,256        16,231        11,553
  10/31/93       16,791        17,605        16,594        11,600
  11/30/93       16,854        17,690        16,700        11,608
  12/31/93       17,142        17,909        16,947        11,608
   1/31/94       17,647        18,297        17,351        11,640
   2/28/94       17,586        18,250        17,318        11,680
   3/31/94       16,934        17,560        16,760        11,720
   4/30/94       16,675        17,441        16,517        11,736
   5/31/94       16,740        17,449        16,555        11,744
   6/30/94       16,750        17,503        16,532        11,783
   7/31/94       16,615        17,652        16,502        11,815
   8/31/94       16,737        17,778        16,512        11,863
   9/30/94       16,659        17,779        16,512        11,895
  10/31/94       16,712        17,822        16,496        11,903
  11/30/94       16,310        17,597        16,275        11,919
  12/31/94       16,235        17,728        16,294        11,919
   1/31/95       16,309        17,969        16,426        11,967
   2/28/95       16,930        18,585        16,873        12,014
   3/31/95       17,104        18,786        17,026        12,054
   4/30/95       17,517        19,263        17,442        12,094
   5/31/95       17,873        19,802        17,829        12,118
   6/30/95       17,970        19,935        17,884        12,142
   7/31/95       18,535        20,186        18,199        12,142
   8/31/95       18,613        20,249        18,248        12,174
   9/30/95       18,774        20,498        18,465        12,197
  10/31/95       18,873        20,625        18,613        12,237
  11/30/95       19,099        20,806        18,738        12,229
  12/31/95       19,382        21,133        19,023        12,221
   1/31/96       19,847        21,505        19,418        12,293
   2/29/96       20,357        21,522        19,583        12,333
   3/31/96       20,158        21,507        19,511        12,397
   4/30/96       20,263        21,554        19,665        12,444
   5/31/96       20,455        21,684        19,818        12,468
   6/30/96       20,297        21,864        19,844        12,476
   7/31/96       20,137        21,964        19,951        12,500
   8/31/96       20,469        22,202        20,269        12,524
   9/30/96       21,143        22,737        20,800        12,564
  10/31/96       21,071        22,912        20,912        12,604
  11/30/96       21,273        23,363        21,299        12,627
  12/31/96       21,507        23,531        21,552        12,627
   1/31/97       21,762        23,762        21,768        12,667
   2/28/97       22,042        24,154        22,157        12,707
   3/31/97       21,349        23,794        21,717        12,739
   4/30/97       21,347        24,044        21,892        12,755
   5/31/97       22,165        24,558        22,455        12,747
   6/30/97       22,770        24,900        22,819        12,763
   7/31/97       23,552        25,585        23,412        12,779
   8/31/97       23,623        25,526        23,459        12,803
   9/30/97       24,342        26,031        24,008        12,834
  10/31/97       24,112        26,055        23,914        12,866
  11/30/97       24,160        26,305        24,106        12,858
  12/31/97       24,404        26,536        24,376        12,842
   1/31/98       24,901        27,014        24,844        12,866
   2/28/98       25,243        27,173        25,030        12,890
   3/31/98       25,560        27,429        25,348        12,914
   4/30/98       25,426        27,536        25,419        12,938
   5/31/98       25,345        27,632        25,424        12,962
   6/30/98       25,454        27,731        25,447        12,978
   7/31/98       25,590        27,890        25,625        12,994
   8/31/98       23,577        26,350        23,890        13,010
   9/30/98       23,245        26,469        23,730        13,025
  10/31/98       22,772        25,926        23,215        13,057
  11/30/98       23,872        27,002        24,501        13,057
  12/31/98       23,930        27,032        24,413        13,049
   1/31/99       24,305        27,432        24,779        13,081
   2/28/99       24,217        27,270        24,695        13,097
   3/31/99       24,481        27,529        25,053        13,137
   4/30/99       25,265        28,063        25,592        13,233
   5/31/99       24,806        27,684        25,118        13,233
   6/30/99       24,975        27,626        25,101        13,233
   7/31/99       25,112        27,736        25,123        13,272
   8/31/99       24,765        27,429        24,879        13,304
   9/30/99       24,630        27,231        24,735        13,368
  10/31/99      $24,524       $27,051       $24,678       $13,392

As you compare performance, please note that the LB High Yield Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman High Yield Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET LEGEND READS:

LB High Yield
Fund
$24,524

Lehman High
Yield Index
$27,051

Lipper Median
High Current
$24,678

Consumer
Price Index
$13,392

INSET BOX ON CHART READS:


LB High Yield Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares               1-Year      5-Year     10-Year
Net Asset Value              7.69%       7.97%      9.83%
Public Offering Price        3.35%       7.09%      9.38%

                                         Since
                                       Inception
Class B shares               1-Year     10/31/97
If Held (NAV)                6.92%        0.13%
If Redeemed (CDSC)           1.92%       -1.89%

Institutional shares
Net Asset Value              7.96%        1.10%

*See accompanying notes to Portfolio Management Reviews.



LB Income Fund

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville, an assistant vice president of Lutheran
Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Income Fund. He has worked in Lutheran Brotherhood's bond department since 1983 and has managed various fixed-income portfolios. Mike is also a Certified Public Accountant.


With an end to the Asian crisis and greater confidence domestically in the first part of the reporting period, investors moved from the safety of U.S. Treasury issues into corporate bonds. Within the corporate sector, many investors favored the added return potential in higher-yielding issues and debt of companies from economically sensitive industries. The LB Income Fund benefited during this time from increased investments in these sectors. However, fears of higher inflation, triggered in part by a surge in oil prices, sent interest rates higher and put downward pressure on bond market returns.

For the 12 months ended October 31, 1999, the Fund had a total return (based on Class A Share NAV) of -0.69%, beating an average return of - 0.93% for high-quality corporate bond funds tracked by Lipper, Inc. Over the same time, the Lehman Brothers Aggregate Bond Index had a return of 0.53%.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

U.S. Government                 16.9%
Asset-Backed Securities          8.1%
Mortgage-Backed Securities       7.2%
Short-Term Securities            4.6%
U.S. Government Agency           3.7%
Foreign Government Bonds         3.5%
Preferred Stocks                 0.7%
Common Stocks                    0.1%
Corporate Bonds                 55.2%

The Fund's portfolio composition and top holdings represent all share classes.


Navigating Changes in Market Rates

We began increasing the Fund's position in corporate bonds during the fourth quarter of 1998. New investments included issues from the financial sector, whose prices were attractive after being hit particularly hard by economic problems overseas. There were also additions of debt from economically sensitive firms, such as energy companies, as well as bonds of telecommunications, electric, and utility companies. Besides providing better price performance as investors shifted from U.S. Treasuries to corporates, these issues added income to Fund returns.



[GRAPHIC OMITTED: TOP 10 HOLDINGS SECURITY % OF PORTFOLIO]

                                                              % Of
Top 10 Holdings                     Security                Portfolio
----------------------------------------------------------------------
U.S. Treasury Bonds (Nov. 2022)     U.S. Government            5.7%

U.S. Treasury Bonds (Nov. 2010)     U.S. Government            3.6%

U.S. Treasury Bonds (Nov. 2016)     U.S. Government            2.6%

Government National Mortgage Assn.
(Apr. 2029)                         Mortgage-backed            2.5%

Federal National Mortgage Assn.
(Apr. 2003)                         U.S. Government Agency     2.3%

World Financial Network Credit
Card Master Trust                   Asset-backed               2.1%

Standard Credit Master Trust 1      Asset-backed               1.8%

General Electric Capital Corp.      Corporate                  1.6%

Federal National Mortgage Assn.
(Nov. 2029)                         Mortgage-backed            1.6%

U.S. Treasury Notes (Aug. 2009)     U.S. Government            1.6%

These bond holdings represent 25.4% of the Fund's total investment portfolio.


As the economic picture improved in the first months of 1999, we continued trimming the Fund's holdings in government issues and added more corporate positions. In doing so, we emphasized corporates from economically sensitive sectors and debt with somewhat lower credit ratings and slightly higher yields. Also, with interest rates rising, we emphasized investments with shorter maturities, which tend to be less sensitive to falling prices than bonds with longer maturities.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

AAA                  40.6%

AA                   10.6%

A                    17.8%

Baa                  21.2%

Ba                    8.0%

B                     1.8%

Caa                   0.0%

Ca                    0.0%

C                     0.0%

D                     0.0%

Non Rated             0.0%


In May, when it looked like market interest rates might be peaking, we added issues with longer maturities, which tend to outperform when prices rally. However, market rates rose even further, and the overall maturity structure of the portfolio remained on the long side, which dampened Fund returns in the summer and fall. This lagging effect was mitigated, in large part, by good performance from the Fund's increased weighting in corporate bonds, which outperformed government issues during that time.

A Defensive Short-Term Strategy

We believe that the recent Fed increases in short-term interest rates should calm investor fears about inflation. Once that occurs, interest rates could fall, causing a rally in bond prices. Corporate bonds could benefit in coming months as a more moderate pace of economic growth eases concerns about inflation pressures. In the meantime, we plan to continue emphasizing issues with good credit quality and strong liquidity.

LB Income Fund seeks high current income while preserving principal and, secondarily, long-term growh of capital by investing primarily in investment-grade bonds and other income-producing securities.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:      6/1/72

Shareholder
Accounts:            55,723

Total Net Assets
(in millions):       $725.9


[GRAPHIC WORM CHART OMITTED:]
Performance Through October 31, 1999
Growth of a $10,000 Investment
Class A shares (since 10/31/89)

                                 Lehman         Lipper
                                Aggregate       Median
   Month End      LB Income       Bond           Corp.        Consumer
     Date           Fund         Index          Debt A      Price Index
-----------------------------------------------------------------------
  10/31/89         10,000        10,000         10,000        10,000
  11/30/89          9,668        10,095         10,070        10,024
  12/31/89          9,645        10,122         10,085        10,040
   1/31/90          9,520        10,002          9,944        10,143
   2/28/90          9,551        10,034          9,953        10,191
   3/31/90          9,549        10,041          9,959        10,247
   4/30/90          9,432         9,948          9,844        10,263
   5/31/90          9,672        10,243         10,122        10,287
   6/30/90          9,798        10,408         10,282        10,342
   7/31/90          9,902        10,551         10,407        10,382
   8/31/90          9,723        10,410         10,228        10,478
   9/30/90          9,749        10,496         10,265        10,565
  10/31/90          9,836        10,630         10,376        10,629
  11/30/90         10,046        10,858         10,607        10,653
  12/31/90         10,194        11,028         10,773        10,653
   1/31/91         10,318        11,164         10,884        10,717
   2/28/91         10,468        11,259         11,001        10,732
   3/31/91         10,556        11,337         11,076        10,748
   4/30/91         10,707        11,459         11,212        10,764
   5/31/91         10,795        11,526         11,267        10,796
   6/30/91         10,783        11,520         11,247        10,828
   7/31/91         10,912        11,680         11,389        10,844
   8/31/91         11,145        11,933         11,661        10,876
   9/30/91         11,393        12,175         11,915        10,924
  10/31/91         11,472        12,310         12,021        10,940
  11/30/91         11,565        12,423         12,127        10,971
  12/31/91         11,951        12,792         12,561        10,979
   1/31/92         11,813        12,618         12,365        10,995
   2/28/92         11,863        12,700         12,427        11,035
   3/31/92         11,856        12,629         12,365        11,091
   4/30/92         11,904        12,720         12,429        11,107
   5/31/92         12,130        12,960         12,680        11,123
   6/30/92         12,327        13,139         12,865        11,162
   7/31/92         12,622        13,407         13,204        11,186
   8/31/92         12,736        13,543         13,309        11,218
   9/30/92         12,908        13,704         13,474        11,250
  10/31/92         12,698        13,522         13,245        11,290
  11/30/92         12,701        13,524         13,243        11,306
  12/31/92         12,908        13,739         13,464        11,298
   1/31/93         13,171        14,003         13,753        11,354
   2/28/93         13,450        14,248         14,064        11,393
   3/31/93         13,496        14,308         14,115        11,433
   4/30/93         13,588        14,408         14,208        11,465
   5/31/93         13,590        14,427         14,212        11,481
   6/30/93         13,846        14,688         14,528        11,497
   7/31/93         13,969        14,772         14,637        11,497
   8/31/93         14,243        15,030         14,973        11,529
   9/30/93         14,290        15,071         15,018        11,553
  10/31/93         14,354        15,127         15,087        11,600
  11/30/93         14,159        14,998         14,896        11,608
  12/31/93         14,215        15,079         14,960        11,608
   1/31/94         14,398        15,283         15,186        11,640
   2/28/94         14,074        15,017         14,852        11,680
   3/31/94         13,651        14,646         14,462        11,720
   4/30/94         13,532        14,529         14,300        11,736
   5/31/94         13,493        14,527         14,256        11,744
   6/30/94         13,404        14,495         14,208        11,783
   7/31/94         13,693        14,784         14,461        11,815
   8/31/94         13,686        14,801         14,463        11,863
   9/30/94         13,432        14,584         14,238        11,895
  10/31/94         13,376        14,571         14,198        11,903
  11/30/94         13,386        14,539         14,170        11,919
  12/31/94         13,524        14,639         14,270        11,919
   1/31/95         13,789        14,929         14,514        11,967
   2/28/95         14,090        15,284         14,844        12,014
   3/31/95         14,185        15,377         14,945        12,054
   4/30/95         14,402        15,593         15,148        12,094
   5/31/95         15,019        16,196         15,783        12,118
   6/30/95         15,134        16,314         15,890        12,142
   7/31/95         15,022        16,278         15,818        12,142
   8/31/95         15,227        16,475         16,018        12,174
   9/30/95         15,362        16,635         16,179        12,197
  10/31/95         15,586        16,852         16,408        12,237
  11/30/95         15,830        17,104         16,662        12,229
  12/31/95         16,069        17,344         16,910        12,221
   1/31/96         16,153        17,458         16,990        12,293
   2/29/96         15,780        17,154         16,638        12,333
   3/31/96         15,607        17,034         16,501        12,397
   4/30/96         15,507        16,939         16,378        12,444
   5/31/96         15,480        16,905         16,345        12,468
   6/30/96         15,679        17,132         16,536        12,476
   7/31/96         15,710        17,178         16,569        12,500
   8/31/96         15,626        17,149         16,530        12,524
   9/30/96         15,922        17,447         16,822        12,564
  10/31/96         16,297        17,834         17,190        12,604
  11/30/96         16,615        18,139         17,509        12,627
  12/31/96         16,424        17,971         17,321        12,627
   1/31/97         16,476        18,026         17,352        12,667
   2/28/97         16,526        18,071         17,403        12,707
   3/31/97         16,282        17,871         17,189        12,739
   4/30/97         16,492        18,139         17,424        12,755
   5/31/97         16,643        18,311         17,572        12,747
   6/30/97         16,890        18,529         17,787        12,763
   7/31/97         17,379        19,029         18,308        12,779
   8/31/97         17,186        18,868         18,103        12,803
   9/30/97         17,457        19,147         18,376        12,834
  10/31/97         17,608        19,425         18,613        12,866
  11/30/97         17,678        19,514         18,688        12,858
  12/31/97         17,797        19,711         18,873        12,842
   1/31/98         18,055        19,963         19,116        12,866
   2/28/98         18,063        19,947         19,082        12,890
   3/31/98         18,155        20,015         19,139        12,914
   4/30/98         18,247        20,119         19,225        12,938
   5/31/98         18,404        20,310         19,415        12,962
   6/30/98         18,582        20,483         19,576        12,978
   7/31/98         18,591        20,526         19,584        12,994
   8/31/98         18,685        20,861         19,853        13,010
   9/30/98         19,212        21,349         20,295        13,025
  10/31/98         19,091        21,236         20,090        13,057
  11/30/98         19,318        21,357         20,235        13,057
  12/31/98         19,382        21,421         20,306        13,049
   1/31/99         19,558        21,573         20,456        13,081
   2/28/99         19,116        21,195         20,008        13,097
   3/31/99         19,226        21,312         20,130        13,137
   4/30/99         19,271        21,380         20,168        13,233
   5/31/99         18,979        21,192         19,936        13,233
   6/30/99         18,890        21,124         19,833        13,233
   7/31/99         18,821        21,035         19,749        13,272
   8/31/99         18,775        21,025         19,700        13,304
   9/30/99         18,958        21,269         19,891        13,368
  10/31/99        $18,959       $21,347        $19,909       $13,392

As you compare performance, please note that the LB Income Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman Aggregate Bond Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET LEGEND READS:

LB Income Fund
$18,959

Lehman Aggregate
Bond Index
$21,347

Lipper Median
Corp. Debt A
$19,909

Consumer
Price Index
$13,392

INSET BOX ON CHART READS:


LB Income Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares               1-Year     5-Year     10-Year
Net Asset Value              -0.69%     7.22%      7.03%
Public Offering Price        -4.71%     6.36%      6.60%

                                         Since
                                       Inception
Class B shares               1-Year     10/31/97
If Held (NAV)                -1.52%     2.96%
If Redeemed (CDSC)           -6.45%     1.00%

Institutional shares
Net Asset Value              -0.44%     4.03%

*See accompanying notes to Portfolio Management Reviews.



LB Municipal Bond Fund

[PHOTO OMITTED: JANET I. GRANGAARD]

Janet I. Grangaard, an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager for the LB
Municipal Bond Fund. She has managed the Fund since January 1994 and has been with Lutheran Brotherhood since 1988.


During much of 1998, demand for municipal bonds had waned as global economic uncertainty drove investors to the greater safety of U.S. Treasury issues. During that time, municipal bond prices had a less-dramatic rally because of an historically strong supply of new issues and heavy refunding of existing municipal debt. However, in the first part of 1999, as demand picked up and new issue supply decreased, municipal bond prices underwent a smaller price decrease than Treasuries. In late July, when demand ebbed, municipals underperformed. By reacting quickly to these market forces, we helped the LB Municipal Bond Fund outperform other funds with similar objectives.

For the 12 months ended October 31, 1999, the Fund had a total return (based on Class A Share NAV) of -2.62%. That compares to an average return of -4.17% for municipal bond funds tracked by Lipper, Inc. During the same time the Lehman Brothers Municipal Bond Index had a return of -1.77%.


[GRAPHIC OMITTED: pie chart PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Health Care                     11.1%
Electric Revenue                 9.5%
Water & Sewer                    7.5%
Special Tax Revenue              5.2%
Lease Revenue                    4.8%
Airport Revenue                  4.7%
Housing Finance                  3.6%
Education Revenue                3.5%
Surface Transportation           3.5%
Pollution Control-Electric       2.8%
Industrial Revenue               0.6%
Miscellaneous Municipals         0.4%
Escrowed/Pre-refunded           25.6%
General Obligation              17.2%

The Fund's portfolio composition and top holdings represent all share classes.


[GRAPHIC OMITTED: TOP 10 STATES % OF PORTFOLIO]

Top 10 States                                          % of Portfolio
----------------------------------------------------------------------
Texas                                                       9.6%

California                                                  7.9%

Washington                                                  6.5%

Colorado                                                    6.3%

Minnesota                                                   5.7%

Ohio                                                        5.1%

New York                                                    4.6%

Illinois                                                    4.0%

Michigan                                                    3.8%

New Jersey                                                  3.1%

These bond holdings represent 56.6% of the Fund's total investment portfolio.


Shifting Supply and Demand

In 1998, concerns over a burgeoning global economic crisis drew investors to the safety and liquidity of high-quality bonds. As waves of investors poured into the bond markets, demand pushed prices higher and yields lower. In addition, interest rate cuts enacted by the Federal Reserve Board in order to help ease global fears put additional downward pressure on yields and drove prices even higher. By the end of 1998, when the current reporting period began, yields in the municipal bond market had been pushed down and prices had been pulled up -- both to unsustainable levels.

The investor "flight to quality" of 1998 unraveled in 1999 as global economic worries were replaced with increasing investor confidence. As foreign economies and markets stabilized, waves of investors left the bond market almost as quickly as they had flocked to it. This marked drop in demand with little change in supply resulted in significant drops in municipal bond prices and corresponding increases in yields. In addition, the Federal Reserve began to take back the rate reductions of 1998 and, by November of 1999, had erased the previous year's rate reductions with a series of three rate increases. These Fed moves put additional upward pressure on market yields and downward pressure on bond prices.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

AAA                           71.5%

AA                            16.0%

A                              7.0%

Baa                            5.2%

Ba                             0.3%

B                              0.0%

Caa                            0.0%

Ca                             0.0%

C                              0.0%

D                              0.0%

Non Rated                      0.0%


Making the Most of a Negative Market

Though the Fund ended the period with negative returns, some strategic advantages helped it retain value better than similar municipal bond funds. In the environment of shifting supply and demand, the Fund was particularly well positioned with its focus on higher-quality issues, which outperformed lower-quality bonds. In addition, the Fund's shorter average maturity and its overweighting in pre-refunded municipal bonds helped it maintain a solid income stream and a competitive edge in a period of declining bond values.

Anticipating Slower Growth

We have begun to trade some pre-refunded issues (whose value to the Fund has been fully realized) for high-quality, longer-term debt. If recent short-term rate hikes by the Federal Reserve slow economic growth, as we expect, long-term market yields should begin to fall, sparking a rally in bond prices. With greater sensitivity to changes in interest rates, longer-maturity bonds would outperform in that environment. In the meantime, they can enhance Fund returns by adding incremental income.

We're also adding incremental income by buying municipal bonds issued in states whose low tax rates require issuers to offer higher yields. Given the prospect for slower economic growth, we are focusing our purchases on less economically sensitive issues, such as bonds that fund water projects, sewer projects and educational facilities.

LB Municipal Bond Fund seeks high current income which is exempt from federal income tax by investing in investment-grade municipal bonds.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:      12/3/76

Shareholder
Accounts:             20,774

Total Net Assets
(in millions):        $583.4


[GRAPHIC WORM CHART OMITTED:]
Performance Through October 31, 1999
Growth of a $10,000 Investment
Class A shares (since 10/31/89)

                                              Lipper
                                              Median
                                              General
                                Lehman        Municipal
  Month End    LB Municipal    Municipal        Debt     Consumer Price
    Date        Bond Fund     Bond Index       Funds          Index
-----------------------------------------------------------------------
  10/31/89        10,000        10,000         10,000        10,000
  11/30/89         9,765        10,175         10,157        10,024
  12/31/89         9,846        10,258         10,226        10,040
   1/31/90         9,714        10,210         10,117        10,143
   2/28/90         9,785        10,301         10,217        10,191
   3/31/90         9,796        10,304         10,213        10,247
   4/30/90         9,685        10,230         10,082        10,263
   5/31/90         9,915        10,453         10,344        10,287
   6/30/90        10,036        10,545         10,442        10,342
   7/31/90        10,192        10,700         10,615        10,382
   8/31/90         9,979        10,545         10,384        10,478
   9/30/90        10,013        10,551         10,399        10,565
  10/31/90        10,172        10,742         10,550        10,629
  11/30/90        10,407        10,958         10,795        10,653
  12/31/90        10,492        11,002         10,842        10,653
   1/31/91        10,641        11,149         10,975        10,717
   2/28/91        10,701        11,246         11,039        10,732
   3/31/91        10,713        11,251         11,061        10,748
   4/30/91        10,865        11,400         11,222        10,764
   5/31/91        10,939        11,502         11,323        10,796
   6/30/91        10,896        11,490         11,288        10,828
   7/31/91        11,064        11,631         11,451        10,844
   8/31/91        11,193        11,784         11,598        10,876
   9/30/91        11,389        11,937         11,747        10,924
  10/31/91        11,478        12,045         11,852        10,940
  11/30/91        11,486        12,078         11,868        10,971
  12/31/91        11,768        12,338         12,148        10,979
   1/31/92        11,774        12,367         12,140        10,995
   2/28/92        11,752        12,370         12,157        11,035
   3/31/92        11,751        12,375         12,162        11,091
   4/30/92        11,884        12,485         12,274        11,107
   5/31/92        12,047        12,633         12,445        11,123
   6/30/92        12,254        12,845         12,672        11,162
   7/31/92        12,678        13,230         13,121        11,186
   8/31/92        12,452        13,101         12,911        11,218
   9/30/92        12,487        13,186         12,962        11,250
  10/31/92        12,347        13,057         12,729        11,290
  11/30/92        12,633        13,290         13,053        11,306
  12/31/92        12,821        13,426         13,214        11,298
   1/31/93        12,946        13,582         13,363        11,354
   2/28/93        13,421        14,073         13,887        11,393
   3/31/93        13,332        13,924         13,725        11,433
   4/30/93        13,458        14,065         13,873        11,465
   5/31/93        13,524        14,143         13,952        11,481
   6/30/93        13,776        14,380         14,192        11,497
   7/31/93        13,780        14,398         14,192        11,497
   8/31/93        14,082        14,698         14,507        11,529
   9/30/93        14,243        14,865         14,678        11,553
  10/31/93        14,335        14,894         14,708        11,600
  11/30/93        14,172        14,763         14,553        11,608
  12/31/93        14,485        15,074         14,843        11,608
   1/31/94        14,645        15,246         15,013        11,640
   2/28/94        14,231        14,851         14,614        11,680
   3/31/94        13,566        14,247         13,975        11,720
   4/30/94        13,629        14,368         14,026        11,736
   5/31/94        13,759        14,493         14,152        11,744
   6/30/94        13,655        14,404         14,060        11,783
   7/31/94        13,904        14,668         14,309        11,815
   8/31/94        13,951        14,719         14,345        11,863
   9/30/94        13,762        14,503         14,112        11,895
  10/31/94        13,485        14,245         13,844        11,903
  11/30/94        13,226        13,987         13,558        11,919
  12/31/94        13,533        14,295         13,888        11,919
   1/31/95        13,945        14,703         14,301        11,967
   2/28/95        14,394        15,131         14,726        12,014
   3/31/95        14,547        15,305         14,858        12,054
   4/30/95        14,560        15,324         14,857        12,094
   5/31/95        15,050        15,812         15,320        12,118
   6/30/95        14,851        15,675         15,153        12,142
   7/31/95        14,955        15,824         15,250        12,142
   8/31/95        15,143        16,025         15,418        12,174
   9/30/95        15,260        16,126         15,512        12,197
  10/31/95        15,503        16,360         15,749        12,237
  11/30/95        15,820        16,631         16,052        12,229
  12/31/95        15,993        16,791         16,230        12,221
   1/31/96        16,111        16,918         16,306        12,293
   2/29/96        15,974        16,803         16,177        12,333
   3/31/96        15,707        16,588         15,920        12,397
   4/30/96        15,624        16,542         15,848        12,444
   5/31/96        15,615        16,535         15,852        12,468
   6/30/96        15,775        16,715         16,001        12,476
   7/31/96        15,918        16,868         16,145        12,500
   8/31/96        15,910        16,864         16,132        12,524
   9/30/96        16,147        17,100         16,362        12,564
  10/31/96        16,329        17,293         16,539        12,604
  11/30/96        16,645        17,610         16,830        12,627
  12/31/96        16,543        17,536         16,756        12,627
   1/31/97        16,574        17,569         16,758        12,667
   2/28/97        16,720        17,731         16,904        12,707
   3/31/97        16,499        17,495         16,684        12,739
   4/30/97        16,608        17,642         16,821        12,755
   5/31/97        16,854        17,907         17,061        12,747
   6/30/97        17,022        18,098         17,246        12,763
   7/31/97        17,526        18,600         17,765        12,779
   8/31/97        17,320        18,425         17,553        12,803
   9/30/97        17,590        18,644         17,766        12,834
  10/31/97        17,682        18,763         17,874        12,866
  11/30/97        17,794        18,874         17,974        12,858
  12/31/97        18,087        19,150         18,258        12,842
   1/31/98        18,281        19,347         18,428        12,866
   2/28/98        18,273        19,353         18,417        12,890
   3/31/98        18,264        19,370         18,420        12,914
   4/30/98        18,175        19,283         18,303        12,938
   5/31/98        18,474        19,588         18,605        12,962
   6/30/98        18,548        19,664         18,666        12,978
   7/31/98        18,581        19,713         18,692        12,994
   8/31/98        18,885        20,019         18,982        13,010
   9/30/98        19,147        20,269         19,210        13,025
  10/31/98        19,118        20,269         19,137        13,057
  11/30/98        19,173        20,340         19,194        13,057
  12/31/98        19,207        20,391         19,229        13,049
   1/31/99        19,432        20,633         19,442        13,081
   2/28/99        19,296        20,543         19,314        13,097
   3/31/99        19,308        20,571         19,316        13,137
   4/30/99        19,342        20,623         19,362        13,233
   5/31/99        19,205        20,462         19,250        13,233
   6/30/99        18,915        20,116         18,972        13,233
   7/31/99        18,993        20,152         19,041        13,272
   8/31/99        18,810        19,991         18,814        13,304
   9/30/99        18,823        19,999         18,769        13,368
  10/31/99       $18,617       $19,783        $18,495       $13,392

As you compare performance, please note that the LB Municipal Bond Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman Municipal Bond Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET LEGEND READS:

LB Municipal
Bond Fund
$18,617

Lehman
Municipal
Bond Index
$19,783

Lipper Median
General Municipal
Debt Funds
$18,495

Consumer
Price Index
$13,392

INSET BOX ON CHART READS:


LB Municipal Bond Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares               1-Year     5-Year     10-Year
Net Asset Value              -2.62%     6.66%      6.84%
Public Offering Price        -6.52%     5.79%      6.41%

                                         Since
                                       Inception
Class B shares               1-Year    10/31/97
If Held (NAV)                -3.44%      1.75%
If Redeemed (CDSC)           -8.27%     -0.23%

Institutional shares
Net Asset Value              -2.49%      2.80%

*See accompanying notes to Portfolio Management Reviews.



LB Money Market Fund

[PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan, assistant vice president of Lutheran Brotherhood Research Corp., is portfolio manager for the LB Money Market Fund. She has managed the Fund since January 1994 and has been with Lutheran
Brotherhood since 1969.


Short-term yields, as measured by two-year U.S. Treasury notes, rose by 1.53% over the past year, as stronger economic growth prompted the Federal Reserve to raise interest rates as a pre-emptive strike against future inflation. By using a modified "barbell" maturity structure for the LB Money Market Fund that emphasized investments with both longer and very short maturities, we maximized the higher yields that became available while making the most of new yield opportunities. With such enhancements in yield, the Fund earned a total return of 4.27% for the 12 months ended October 31, 1999.

Making the Most of Rising Yields

At the start of the reporting period on November 1, 1998, two-year Treasury notes were yielding 4.25% and the LB Money Market Fund had a weighted average maturity of 48 days. Following cuts in short-term interest rates by the Federal Reserve of 0.25% each in September and October of 1998, investors began to expect additional rate cuts. This caused the yields for longer-maturity money market instruments to fall below shorter-term yields--making the longer maturities less attractive. Emphasizing shorter-term issues at this time made us better prepared to add higher-yielding instruments if market rates bottomed and began to rise.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Certificates of Deposit         4.8%
Variable Rate Notes             2.9%
Bank Notes                      2.2%
Medium-Term Notes               1.8%
U.S. Government Agency          1.4%
Commercial Paper               86.9%

The Fund's portfolio composition and top holdings represent all share classes.


As expected, the Fed cut short-term rates another 0.25% on November 17, 1998. Positive economic signals, combined with upward pressure from year-end technical factors, then helped money market yields move higher. Having emphasized shorter maturities, we had the necessary liquidity to move into higher-yielding securities relatively quickly. With additions of longer-maturity investments that let us lock-in the higher yields for more time, the Fund had a weighted average maturity of 55 days at the end of 1998.

We continued adding longer maturities through the summer of 1999, as short-term yields rose further. Expectations for Fed interest rate hikes--which came on June 30 and August 24, 1999, for a total increase of 0.50%--drove the yield for two-year Treasury notes to a high of 5.98% on October 26th. The Fund's weighted average maturity rose to 68 days during this time.

While a third rate hike of 0.25% seemed possible, signs that inflation was under control suggested that the Fed might not act again before the end of 1999. Short-term yields edged lower in this environment. To give the Fund added year-end liquidity, we increased investments in shorter-term issues. By October 31, with two-year Treasury notes yielding 5.79%, the Fund had a weighted average maturity of 62 days.


[GRAPHIC OMITTED: TOP 10 HOLDINGS BY CREDITOR % OF PORTFOLIO]

Top 10 Holdings                                              % of
by Creditor                                                Portfolio
--------------------------------------------------------------------
General Electric Capital Corp.                               4.8%

USAA Capital Corp.                                           4.7%

Wells Fargo & Co.                                            4.5%

DaimlerChrysler NA Holdings                                  4.4%

Motorola, Inc.                                               4.4%

Chevron Corp.                                                4.1%

Delaware Funding Corp.                                       4.0%

Ford Motor Credit Co.                                        3.6%

Preferred Receivables Funding                                3.6%

Morgan Guaranty Trust Co.                                    3.5%

These holdings represent 41.6% of the Fund's total investment portfolio.


Throughout this time, we also enhanced the Fund's yield by taking advantage of investment opportunities that resulted from short-term market fluctuations. Per our usual investment strategy, we maintained a very high level of credit quality.

Longer Maturities Still Attractive

We have kept a modified barbell maturity structure, investing in longer-term issues that will mature next year to balance the shorter-term issues that will ensure liquidity for the end of 1999. If market yields remain near the levels they are today, we believe longer maturities will still be attractive. For now, we expect yields to trade in a narrow range and be very sensitive to changes in supply of high-quality, investment-grade securities.

LB Money Market Fund seeks current income with stability of principal by investing in high-quality, short-term debt securities.**

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:      2/1/79

Shareholder
Accounts:            61,618

Total Net Assets
(in millions):       $631.5




[GRAPHIC OMITTED: PERFORMANCE AS OF 10/31/99]

Performance as of 10/31/99

LB Money Market Fund
Annualized Total Returns*                            Seven-Day Yields***
------------------------------------------------------------------------
Class A shares        1-Year   5-Year   10-Year   Effective   Annualized
Net Asset Value       4.27%    4.68%    4.50%     4.69%       4.59%

                                 Since
                               Inception
Class B shares        1-Year   10/31/97
If Held (NAV)         4.27%     4.55%             4.69%        4.59%

Institutional shares
If Held (NAV)         4.53%     4.81%             4.96%        4.84%


Footnotes

  * Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Since performance varies, annualized total returns, which assume a steady rate of growth, differ from the Fund's actual total return for the years indicated. Class A POP (public offering price) returns have been adjusted for the maximum 4% sales charge. NAV (net asset value) returns do not include sales charges. Class B maximum CDSC returns have been adjusted for the maximum 5% contingent deferred sales charge. NAV (net asset value) returns do not include sales charges. There is an asset based sales charge of 0.75% annually for Class B shares. Institutional (no-load) shares, which are available to qualifying Lutheran institutions, Lutheran church organizations, and certain other institutional investors, do not impose a sales charge. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

    Lutheran Brotherhood's LB Fund, High Yield Fund, Income Fund and Municipal Bond Fund are subject to a partial voluntary waiver of advisory fees by the funds' investment advisor, which has the effect of improving the funds' performances. The waiver of fees may be discontinued at any time.

 ** An investment in the LB Money Market Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

*** Seven-day yields of the LB Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

    This report must be preceded or accompanied by a prospectus of the Lutheran Brotherhood Family of Funds.



AssetMatchSM -- A program for personalized investment strategies

Your financial goals are as unique as you are. And because of this, it's essential to design investment strategies that are specific to your individual circumstances.

Whether you're developing a new strategy or revisiting an existing one, proper planning is key.

That's where Lutheran Brotherhood's AssetMatch program comes in.

Your LBSC registered representative is trained in portfolio strategy and guides you through the program:

* Collecting information on your investment profile

* Exploring various asset mixes and their historical risk and return characteristics

* Identifying an optimal mix of investments for your circumstances

You can rely on the knowledge and experience of your LBSC registered representative. He or she can provide solid footing for your personalized investment strategy.

Based on Proven Principles

AssetMatch is based on the same proven principles that have guided successful investors for decades: diversification and asset allocation.

Diversification is the spreading of risk by including a variety of securities (e.g., small-cap stocks, international stocks, high-yield bonds, etc.) in your portfolio.

Why Asset Allocation?

Asset allocation is the process of choosing how much to invest among different asset classes (e.g., stocks, bonds and money market instruments). Studies have shown that portfolio performance depends largely on how you allocate your assets.

According to a study titled "Determinants of Portfolio Performance II:
An Update" by Gary Brinson,* 92% of an investment portfolio's performance is due to asset-class selection, while individual security selection and timing of purchase account for only about 6%.

With such a large part of performance hinging on asset-class selection, it's critical to have help from your LBSC registered representative, who is trained in asset allocation strategies.

Jumpstart Your Strategy

The first step in the AssetMatch program is to assess your needs.
Completing an AssetMatch questionnaire helps your LBSC registered representative gauge the following:

* Your risk tolerance

* Your investment preferences

* Your time horizon

* Your liquidity needs

The questionnaire is short, yet comprehensive, and you can complete it on your own or with the help of your LBSC registered representative.

Once completed, forward your confidential questionnaire to your LBSC registered representative for analysis. He or she enters your answers into the AssetMatch computer program and determines an optimal mix for your situation. Your LBSC registered representative can then review your AssetMatch results and discuss whether further analysis or adjustments to your strategy are necessary.

Get started today

To obtain an AssetMatch questionnaire, call your LBSC registered representative, or call our customer service associates at 1-800-990-6290.

* Source: Financial Analysts Journal, May/June 1991. Copyright 1991. Association for Investment Management & Research, Charlottesville, Virginia. All rights reserved.


This page does not constitute part of the report.




                                               PricewaterhouseCoopers LLP
                                               650 Third Avenue South
                                               Park Building
                                               Suite 1300
                                               Minneapolis MN 55402-4333
                                               Telephone  (612) 596-6000
                                               Facsimile  (612) 373-7160





                           Report of Independent Accountants

To the Trustees and Shareholders of the
Lutheran Brotherhood Family of Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund and Lutheran Brotherhood Money Market Fund, (each a series in the Lutheran Brotherhood Family of Funds) at October 31, 1999, and the results of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.



/S/PRICEWATERHOUSECOOPERS LLP
December 10, 1999




                                               PricewaterhouseCoopers LLP
                                               650 Third Avenue South
                                               Park Building
                                               Suite 1300
                                               Minneapolis MN 55402-4333
                                               Telephone  (612) 596-6000
                                               Facsimile  (612) 373-7160


                           Report of Independent Accountants

To the Trustees and Shareholders of the
Lutheran Brotherhood Family of Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Lutheran Brotherhood Growth Fund, Lutheran Brotherhood Value Fund and Lutheran Brotherhood Limited Maturity Bond Fund (each a series in the Lutheran Brotherhood Family of Funds) at October 31, 1999, the results of their operations and the changes in each of their net assets for the period October 29, 1999 (commencement of operations) to October 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.



/S/PRICEWATERHOUSECOOPERS LLP
December 10, 1999






Lutheran Brotherhood Opportunity Growth Fund
Portfolio of Investments
October 31, 1999

Shares                                               Value
--------------                                   --------------
COMMON STOCKS - 96.7% (a)
Aerospace & Defense - 0.4%
27,500 Orbital Sciences Corp.                     $    405,588(b)
19,000 Triumph Group, Inc.                             457,188(b)
                                                  ------------
                                                       862,776
                                                  ------------

Airlines - 1.0%
13,900 Alaska Air Group, Inc.                          552,525(b)
46,500 COMAIR Holdings, Inc.                         1,073,133
51,400 Mesaba Holdings, Inc.                           591,100(b)
                                                  ------------
                                                     2,216,758
                                                  ------------

Automotive - 1.4%
52,800 Gentex Corp.                                    907,500(b)
32,400 Group 1 Automotive, Inc.                        542,700(b)
30,200 O'Reilly Automotive, Inc.                     1,317,475(b)
23,800 Tower Automotive, Inc.                          388,238(b)
                                                  ------------
                                                     3,155,913
                                                  ------------

Bank & Finance - 5.4%
 3,800 Advance Paradigm, Inc.                          161,975(b)
42,700 Affiliated Managers Group, Inc.               1,142,225(b)
68,400 AmeriCredit Corp.                             1,188,450(b)
30,600 City National Corp.                           1,185,750
23,743 Commerce Bancorp, Inc.                        1,063,983
44,500 Community First
       Bankshares, Inc.                                846,891
 5,700 Donaldson, Lufkin &
       Jenrette, Inc.                                   80,513(b)
11,700 E.W. Blanch Holdings, Inc.                      757,575
 3,969 Heller Financial, Inc.                           94,264
61,300 Inspire Insurance Solutions, Inc.               390,788(b)
15,000 Legg Mason, Inc.                                545,625
17,800 Metris Companies, Inc.                          612,988
14,500 Nationwide Financial
       Services, Inc., Class A                         549,188
14,500 Protective Life Corp.                           524,719
20,732 Radian Group, Inc.                            1,094,909
16,600 Telebanc Financial Corp.                        398,400(b)
55,500 Waddell & Reed
       Financial, Inc., Class A                      1,332,000
                                                  ------------
                                                    11,970,243
                                                  ------------

Biotechnology - 1.4%
26,900 Cytyc Corp.                                   1,069,275(b)
34,800 Inhale Therapeutic
       Systems, Inc.                                   959,175(b)
37,700 Medco Research, Inc.                            909,513(b)
68,865 Serologicals Corp.                              266,852(b)
                                                  ------------
                                                     3,204,815
                                                  ------------

Building &
Construction - 1.1%
31,800 Dycom Industries, Inc.                        1,035,488(b)
20,300 NCI Building Systems, Inc.                      320,994(b)
16,800 Pinnacle Holdings, Inc.                         403,200(b)
14,000 Simpson Manufacturing Co., Inc.                 567,875(b)
                                                  ------------
                                                     2,327,557
                                                  ------------

Business Services - 8.0%
27,300 Acxiom Corp.                                    450,450(b)
34,100 Bright Horizons Family
       Solutions, Inc.                                 500,844(b)
24,000 Carriage Services, Inc.,
       Class A                                         163,500(b)
16,600 CommScope, Inc.                                 661,925(b)
30,200 Consolidated Graphics, Inc.                     604,000(b)
19,100 Cort Business Services Corp.                    387,969(b)
 6,300 DoubleClick, Inc.                               882,000(b)
52,600 First Consulting Group, Inc.                    443,813(b)
21,000 G & K Services, Inc., Class A                   788,813
14,700 Gartner Group, Inc., Class A                    143,325
30,500 Insituform Technologies, Inc.,
       Class A                                         730,094(b)
23,800 Lason, Inc.                                     884,319(b)
42,000 META Group, Inc.                                603,750(b)
30,800 Metamor Worldwide, Inc.                         581,350(b)
88,900 Modis Professional
       Services, Inc.                                  994,569(b)
30,360 National Computer
       Systems, Inc.                                 1,147,988
11,600 Navigant Consulting, Inc.                       331,325(b)
39,600 NCO Group, Inc.                               1,678,050(b)
49,725 NOVA Corp.                                    1,292,850(b)
22,400 Pre-Paid Legal Services, Inc.                   543,200(b)
80,700 Professional Staff plc, ADR                     408,544(b)
25,300 Quanta Services, Inc.                           705,238(b)
38,000 Rent-Way, Inc.                                  631,750(b)
48,800 Romac International, Inc.                       329,400(b)
32,600 StaffMark, Inc.                                 234,313(b)
61,975 Tetra Tech, Inc.                                983,853(b)
15,700 Visual Networks, Inc.                           653,513(b)
                                                  ------------
                                                    17,760,745
                                                  ------------

Chemicals - 0.6%
24,000 MacDermid, Inc.                                 813,000
24,900 Sybron Corp.                                    592,931(b)
                                                  ------------
                                                     1,405,931
                                                  ------------

Computer Equipment - 1.8%
39,000 Activision, Inc.                                550,875(b)
22,700 Kopin Corp.                                     953,400(b)
46,800 Pinnacle Systems, Inc.                        1,298,700(b)
38,600 S3, Inc.                                        386,000(b)
21,550 Symbol Technologies, Inc.                       856,613
                                                  ------------
                                                     4,045,588
                                                  ------------

Computer Service &
Software - 19.6%
12,500 Actuate Corp.                                   425,000(b)
25,900 Affiliated Computer
       Services, Inc., Class A                         984,200(b)
22,100 American Management
       Systems, Inc.                                   571,838(b)
28,500 Ardent Software, Inc.                           628,781(b)
29,000 AVT Corp.                                       971,500(b)
48,600 Beyond.com Corp.                                449,550(b)
22,100 Bisys (The) Group, Inc.                       1,127,100(b)
38,000 CIBER, Inc.                                     619,875(b)
 9,800 Citrix Systems, Inc.                            628,425(b)
17,000 Clarify, Inc.                                 1,313,250(b)
29,900 Cognos, Inc.                                    848,413(b)
21,000 Concord Communications, Inc.                  1,090,688(b)
14,400 Dendrite International, Inc.                    451,800(b)
20,500 Digital River, Inc.                             465,094(b)
 6,100 Electronic Arts, Inc.                           492,956(b)
 8,700 Engineering Animation, Inc.                      78,300(b)
17,800 FactSet Research Systems, Inc.                1,182,588
26,300 Global Imaging Systems, Inc.                    363,269(b)
15,200 Great Plains Software, Inc.                     843,600(b)
49,135 Hyperion Solutions Corp.                      1,197,666(b)
20,800 InfoCure Corp.                                  327,600(b)
26,100 Intuit, Inc.                                    760,163(b)
23,200 ISS Group, Inc.                                 884,500(b)
24,000 Keane, Inc.                                     564,000(b)
19,100 Legato Systems, Inc.                          1,026,625(b)
14,000 Liberate Technologies, Inc.                     953,750(b)
21,600 Macromedia, Inc.                              1,391,850(b)
20,400 MAPICS, Inc.                                    173,400(b)
29,300 Mastech Corp.                                   501,763(b)
15,300 Mercury Interactive Corp.                     1,241,213(b)
 5,400 Micromuse, Inc.                                 577,125(b)
31,700 National Data Corp.                             760,800
43,500 National Instruments Corp.                    1,307,719(b)
19,500 Network Associates, Inc.                        357,094(b)
20,400 Pegasus Systems, Inc.                           872,100(b)
22,500 Peregrine Systems, Inc.                         987,188(b)
20,400 Preview Travel, Inc.                            622,200(b)
 9,800 PSINet, Inc.                                    352,800(b)
34,500 QRS Corp.                                     1,919,063(b)
12,270 Sterling Commerce, Inc.                         287,578(b)
88,700 Summit Design, Inc.                             224,522(b)
20,100 SunGard Data Systems, Inc.                      491,194(b)
36,000 Sykes Enterprises, Inc.                       1,111,500(b)
29,500 Symantec Corp.                                1,408,625(b)
12,700 Synopsys, Inc.                                  791,369(b)
28,400 Transaction Systems
       Architects, Inc., Class A                       873,300(b)
30,300 USinternetworking, Inc.                       1,009,369(b)
40,850 USWeb Corp.                                   1,582,938(b)
16,700 Visio Corp.                                     661,216(b)
20,400 WebTrends Corp.                               1,259,700(b)
21,000 Whittman-Hart, Inc.                             807,188(b)
30,500 Wind River Systems, Inc.                        621,438(b)
10,400 Xircom, Inc.                                    524,550(b)
31,500 Zebra Technologies Corp.,
       Class B                                       1,712,813(b)
                                                  ------------
                                                    43,682,146
                                                  ------------

Cosmetics - 0.2%
20,900 Chattem, Inc.                                   368,363
                                                  ------------

Distribution Services - 1.7%
22,500 AmeriSource Health Corp.,
       Class A                                         337,500(b)
23,000 Henry (Jack) & Associates, Inc.                 836,625
34,200 MSC Industrial
       Direct Co., Inc., Class A                       327,038(b)
10,100 SCP Pool Corp.                                  229,144(b)
26,400 Tech Data Corp.                                 496,650(b)
44,600 U.S. Foodservice Co.                            855,763(b)
68,800 Watsco, Inc.                                    696,600
                                                  ------------
                                                     3,779,320
                                                  ------------

Education - 1.4%
41,360 Apollo Group, Inc., Class A                   1,088,285(b)
38,000 ITT Educational Services, Inc.                  750,500(b)
43,900 Learning Tree International, Inc.               806,663(b)
40,000 Sylvan Learning Systems, Inc.                   517,500(b)
                                                  ------------
                                                     3,162,948
                                                  ------------

Electrical Equipment - 0.4%
28,000 American Power
       Conversion Corp.                                628,250(b)
29,000 SLI, Inc.                                       311,750(b)
                                                  ------------
                                                       940,000
                                                  ------------

Electronic Components - 9.9%
 9,800 Alpha Industries, Inc.                          541,450(b)
18,500 American Xtal Technology, Inc.                  239,344(b)
 6,200 Amphenol Corp., Class A                         366,575(b)
16,800 Artesyn Technologies, Inc.                      331,800(b)
25,800 ATMI, Inc.                                      694,988(b)
17,500 Benchmark Electronics, Inc.                     280,000(b)
37,550 Burr-Brown Corp.                              1,476,184(b)
11,000 CTS Corp.                                       622,188
38,000 Cybex Computer Products Corp.                 1,484,375(b)
25,800 Dallas Semiconductor Corp.                    1,518,975
11,800 Electronics for Imaging, Inc.                   475,688(b)
21,100 Etec Systems, Inc.                              805,756(b)
49,200 Lattice Semiconductor Corp.                   1,740,450(b)
 9,400 Maxim Integrated Products, Inc.                 742,013(b)
35,800 Micrel, Inc.                                  1,946,625(b)
27,000 Microchip Technology, Inc.                    1,798,875(b)
28,000 Plexus Corp.                                    742,000(b)
 6,100 PMC-Sierra, Inc.                                574,925(b)
15,700 QLogic Corp.                                  1,634,763(b)
 9,900 Sanmina Corp.                                   891,619(b)
33,000 Semtech Corp.                                 1,264,313(b)
20,900 TranSwitch Corp.                                983,606(b)
19,600 Vitesse Semiconductor Corp.                     899,150(b)
                                                  ------------
                                                    22,055,662
                                                  ------------

Electronic Systems - 3.5%
21,900 Black Box Corp.                               1,111,425(b)
11,800 C-Cube Microsystems, Inc.                       525,100(b)
24,400 Cognex Corp.                                    730,475(b)
24,900 Cohu, Inc.                                      469,988
12,000 Cymer, Inc.                                     443,250(b)
18,300 Dionex Corp.                                    813,206(b)
14,100 MIPS Technologies, Inc.                         407,138(b)
18,700 Novellus Systems, Inc.                        1,449,250(b)
26,100 Polycom, Inc.                                 1,305,000(b)
13,800 Teradyne, Inc.                                  531,300(b,c)
                                                  ------------
                                                     7,786,132
                                                  ------------

Energy Services - 0.9%
24,200 BJ Services Co.                                 830,363(b)
10,300 Cal Dive International, Inc.                    346,338(b)
35,300 Oceaneering International, Inc.                 478,756(b)
 7,500 Smith International, Inc.                       259,219(b)
                                                  ------------
                                                     1,914,676
                                                  ------------

Exploration &
Production - 0.5%
15,600 Barrett Resources Corp.                         523,575(b)
26,700 Noble Affiliates, Inc.                          675,844
                                                  ------------
                                                     1,199,419
                                                  ------------

Food Processing - 0.7%
12,300 Ben & Jerry's Homemade, Inc.                    207,563(b)
32,100 Hain Food Group (The), Inc.                     804,506(b)
22,700 Smithfield Foods, Inc.                          516,425(b)
                                                  ------------
                                                     1,528,494
                                                  ------------

Healthcare Services - 0.9%
20,400 Henry Schein, Inc.                              265,200(b)
29,800 Novoste Corp.                                   512,188(b)
40,100 Orthodontic Centers of
       America, Inc.                                   551,375(b)
14,000 ResMed, Inc.                                    484,750(b)
57,700 US Oncology, Inc.                               257,847(b)
                                                  ------------
                                                     2,071,360
                                                  ------------

Hospital Supplies &
Management - 4.9%
24,100 DENTSPLY International, Inc.                    558,819
20,500 First Health Group Corp.                        476,625(b)
24,000 Hanger Orthopedic Group, Inc.                   295,500(b)
42,400 Lincare Holdings, Inc.                        1,192,500(b)
31,800 MedQuist, Inc.                                1,017,600(b)
54,500 Mentor Corp.                                  1,284,156
 8,200 Molecular Devices Corp.                         303,400(b)
87,200 Omnicare, Inc.                                  806,600
19,000 Patterson Dental Co.                            856,188(b)
30,450 Priority Healthcare Corp.,
       Class B                                         610,903(b)
61,600 PSS World Medical, Inc.                         477,400(b)
34,500 Renal Care Group, Inc.                          642,563(b)
25,600 STERIS Corp.                                    340,800(b)
23,200 Universal Health Services, Inc.,
       Class B                                         681,500(b)
10,400 Ventana Medical Systems, Inc.                   208,650(b)
23,300 Veterinary Centers of
       America, Inc.                                   273,775(b)
11,300 VISX, Inc.                                      706,956(b)
 4,000 Xomed Surgical Products, Inc.                   243,250(b)
                                                  ------------
                                                    10,977,185
                                                  ------------

Information Processing - 0.7%
16,900 F.Y.I., Inc.                                    557,700(b)
18,900 SCI Systems, Inc.                               933,188(b)
                                                  ------------
                                                     1,490,888
                                                  ------------

Leisure &
Entertainment - 2.2%
35,700 Brinker International, Inc.                     832,256(b)
63,900 Imax Corp.                                    1,325,925(b)
22,450 SFX Entertainment, Inc.                         784,347(b)
21,900 Sonic Corp.                                     613,200(b)
32,500 Steinway Musical
       Instruments, Inc.                               576,875(b)
66,450 Sunterra Corp.                                  664,500(b)
                                                  ------------
                                                     4,797,103
                                                  ------------

Machinery - 0.8%
17,400 Applied Science & Technology                    426,300(b)
13,500 Asyst Technologies, Inc.                        523,125(b)
29,000 Terex Corp.                                     766,688(b)
                                                  ------------
                                                     1,716,113
                                                  ------------

Media &
Communications - 5.3%
30,300 ACNielsen Corp.                                 666,600(b)
44,000 American Tower Corp., Class A                   838,750(b)
19,600 AT&T Canada, Inc.                               632,100(b)
12,700 Catalina Marketing Corp.                      1,189,038(b)
20,800 Cox Radio, Inc., Class A                      1,456,000(b)
46,000 Crown Castle
       International Corp.                             885,500(b)
23,300 Emmis Communications Corp.,
       Class A                                       1,680,513(b)
34,000 Harte-Hanks, Inc.                               673,625
 7,600 Hispanic Broadcasting Corp.                     615,600(b)
 9,000 Lamar Advertising Co.                           486,000(b)
 9,700 Media General, Inc., Class A                    529,863
 6,200 TMP Worldwide, Inc.                             387,113(b)
   700 TV Guide, Inc., Class A                          36,838(b)
 2,700 Univision Communications,
       Inc., Class A                                   229,669(b)
 5,050 Valassis Communications, Inc.                   217,150(b)
16,800 Young Broadcasting, Inc.,
       Class A                                         779,100(b)
21,200 Zomax Optical Media, Inc.                       590,950(b)
                                                  ------------
                                                    11,894,409
                                                  ------------

Miscellaneous Consumer
Products - 2.3%
34,800 Blyth Industries, Inc.                          872,175(b)
15,750 Cost Plus, Inc.                                 574,875(b)
23,500 DeVry, Inc.                                     494,969(b)
33,750 Fossil, Inc.                                    932,344(b)
49,300 Mohawk Industries, Inc.                       1,130,819(b)
44,850 Quiksilver, Inc.                                633,506(b)
21,600 Wesley Jessen VisionCare, Inc.                  580,500(b)
                                                  ------------
                                                     5,219,188
                                                  ------------

Paper & Forest
Products - 0.2%
10,300 Pentair, Inc.                                   387,538
                                                  ------------

Pharmaceuticals - 3.8%
 9,300 Andrx Corp.                                     444,075(b)
 7,500 Barr Laboratories, Inc.                         227,344(b)
 5,600 Biogen, Inc.                                    415,100(b)
41,500 Duane Reade, Inc.                             1,115,313(b)
12,900 Express Scripts, Inc., Class A                  633,713(b)
11,300 Forest Laboratories, Inc.                       518,388(b)
36,450 Jones Pharma, Inc.                            1,129,950
14,900 K-V Pharmaceutical Co.,
       Class A                                         258,888(b)
31,900 Liposome Company, Inc.                          251,213(b)
35,200 Roberts Pharmaceutical Corp.                  1,135,200(b)
18,400 Shire Pharmaceuticals
       Group plc, ADR                                  584,200(b)
62,600 Theragenics Corp.                               665,125(b)
32,800 Watson Pharmaceuticals, Inc.                  1,041,400(b)
                                                  ------------
                                                     8,419,909
                                                  ------------

Pollution Control - 0.6%
56,700 Casella Waste Systems, Inc.,
       Class A                                         761,906(b)
48,300 Catalytica, Inc.                                606,769(b)
                                                  ------------
                                                     1,368,675
                                                  ------------

Real Estate Investment Trust - 0.7%
29,170 Apartment Investment &
       Management Co., Class A                       1,097,521
42,100 Catellus Development Corp.                      494,675(b)
                                                  ------------
                                                     1,592,196
                                                  ------------

Restaurants - 0.7%
27,900 Applebee's International, Inc.                  803,869
21,600 Outback Steakhouse, Inc.                        496,800(b)
17,100 RARE Hospitality
       International, Inc.                             340,931(b)
                                                  ------------
                                                     1,641,600
                                                  ------------

Retail - 6.9%
25,800 1-800-FLOWERS.COM, Inc.                         332,175(b)
23,100 Barnes and Noble, Inc.                          480,769(b)
15,600 Bed, Bath & Beyond, Inc.                        519,675(b)
22,800 Borders Group, Inc.                             296,400(b)
30,900 Buckle (The), Inc.                              509,850(b)
26,500 CDW Computer Centers, Inc.                    1,636,375(b)
34,750 Dollar Tree Stores, Inc.                      1,513,797(b)
29,600 Family Dollar Stores, Inc.                      610,500
 9,200 Insight Enterprise, Inc.                        343,850(b)
17,500 Kenneth Cole Productions, Inc.,
       Class A                                         684,688(b)
21,000 Linens 'N Things, Inc.                          834,750(b)
37,200 Men's (The) Wearhouse, Inc.                     816,075(b)
33,200 Nieman Marcus Group, Inc.,
       Class A                                         794,725(b)
38,925 Pacific Sunwear of California                 1,175,048(b)
23,100 Rayovac Corp.                                   574,613(b)
13,310 Rent-A-Center, Inc.                             243,739(b)
28,000 Ross Stores, Inc.                               577,500
44,600 RSA Security, Inc.                            1,583,300(b)
14,100 Whole Foods Market, Inc.                        479,400(b)
13,200 Wild Oats Markets, Inc.                         465,300(b)
17,000 Williams-Sonoma, Inc.                           913,750(b)
                                                  ------------
                                                    15,386,279
                                                  ------------

Telecommunications
Equipment - 4.5%
 8,878 ADC Telecommunications, Inc.                    423,370(b)
19,800 Aeroflex, Inc.                                  110,138(b)
26,500 Andrew Corp.                                    341,188(b)
28,200 Gilat Satellite Networks, Ltd.                1,469,925(b)
49,100 Inter-Tel, Inc.                                 779,463
33,600 ITC DeltaCom, Inc.                              806,400(b)
 4,700 JDS Uniphase Corp.                              784,313(b)
 8,500 Powerwave Technologies, Inc.                    553,031(b)
52,800 Premisys Communications, Inc.                   511,500(b)
33,900 Proxim, Inc.                                  1,586,944(b)
24,700 Spectrian Corp.                                 827,450(b)
17,900 Stanford
       Telecommunications, Inc.                        501,200(b)
27,800 Time Warner Telecom, Inc.,
       Class A                                         700,213(b)
11,600 USA Networks, Inc.                              522,725(b)
                                                  ------------
                                                     9,917,860
                                                  ------------

Telephone Services - 1.5%
 5,100 Comverse Technology, Inc.                       578,850(b)
34,200 ICG Communications, Inc.                        560,025(b)
76,200 InterVoice, Inc.                                942,975(b)
13,200 United States Cellular Corp.                  1,168,200(b)
                                                  ------------
                                                     3,250,050
                                                  ------------

Transportation
Services - 0.8%
20,600 Avis Rent A Car, Inc.                           368,225(b)
45,450 Swift Transportation Co., Inc.                  792,534(b)
13,700 USFreightways Corp.                             620,781
                                                  ------------
                                                     1,781,540
                                                  ------------
Total Common Stocks
(cost $201,248,720)                                215,279,379
                                                  ------------

  Principal
   Amount
-------------
SHORT-TERM
SECURITIES - 3.3% (a)
Commercial Paper
$7,400,000 New Center Asset Trust,
           5.31%, Due 11/1/1999
           (at amortized cost)                       7,400,000
                                                  ------------
Total Investments
(cost $ 208,648,720)                              $222,679,379(d)
                                                  ============
Notes to Portfolio of Investments:
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Opportunity Growth Fund.
(b) Currently non-income producing.
(c) Includes stock rights that automatically traded with the stock and had no separate value at October 31, 1999.
(d) At October 31, 1999, the aggregate cost of securities for federal tax purposes was $208,811,546 and the net unrealized appreciation of investments based on that cost was $13,867,833 which is comprised of $45,287,370 aggregate gross unrealized appreciation and $31,419,537 aggregate gross unrealized
    depreciation.
(e) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts


The accompanying notes are an integral part of the financial statements.



Lutheran Brotherhood Mid Cap Growth Fund
Portfolio of Investments
October 31, 1999

Shares                                               Value
--------------                                   --------------
COMMON STOCKS - 93.6% (a)
Aerospace - 0.3%
 3,800 General Dynamics Corp.                     $    210,630
                                                  ------------

Airlines - 0.4%
14,150 COMAIR Holdings, Inc.                           326,555
                                                  ------------

Automotive - 0.7%
 7,800 General Motors Corp.,
       Class H                                         567,938
                                                  ------------

Bank & Finance - 8.1%
 2,400 AMBAC Financial Group, Inc.                     143,400
 6,600 Associated Banc-Corp.                           253,894
 5,015 Bear Stearns Cos., Inc.                         213,764
 6,400 Capital One Financial Corp.                     339,200
 5,685 Charter One Financial, Inc.                     139,638
 7,950 City National Corp.                             308,063
 5,600 Dime Bancorp, Inc.                              100,100
 1,440 Donaldson, Lufkin &
       Jenrette, Inc.                                   74,520
 5,320 Finova Group, Inc.                              234,413
10,000 Firstar Corp.                                   293,750
 9,100 Legg Mason, Inc.                                331,013
 4,800 Marshall & Ilsley Corp.                         322,200
 4,500 Metris Companies, Inc.                          154,969
 7,400 North Fork Bancorporation, Inc.                 153,088
 3,600 Northern Trust Corp.                            347,625
10,300 Pacific Century Financial Corp.                 234,969
 5,500 PMI Group                                       285,313
 2,000 Profit Recovery Group
       International, Inc.                              82,375(b)
 1,200 Providian Financial Corp.                       130,800
11,200 Roslyn Bancorp, Inc.                            217,000
 5,100 SLM Holding Corp.                               249,581
 6,400 SouthTrust Corp.                                256,000
 4,315 Summit Bancorp                                  149,407
 8,940 TCF Financial Corp.                             263,730
12,200 UnionBanCal Corp.                               529,938
 4,400 Waddell & Reed
       Financial, Inc., Class A                        105,600
 5,290 Zions Bancorporation                            311,779
                                                  ------------
                                                     6,226,129
                                                  ------------

Broadcasting - 3.6%
 6,100 AMFM, Inc.                                      427,000(b)
 6,997 Clear Channel
       Communications, Inc.                            562,384(b)
 2,700 Cox Radio, Inc., Class A                        189,000(b)
 5,200 Echostar Communications
       Corp., Class A                                  321,750(b)
 7,100 Infinity Broadcasting Corp.,
       Class A                                         245,394(b)
 3,200 Spanish Broadcasting
       Systems, Inc., Class A                           85,200(b)
 7,100 Univision Communications,
       Inc., Class A                                   603,944(b)
 7,500 USA Networks, Inc.                              337,969(b)
                                                  ------------
                                                     2,772,641
                                                  ------------

Building Products &
Materials - 0.5%
10,280 Leggett & Platt, Inc.                           228,088
 2,400 Southdown, Inc.                                 115,950
                                                  ------------
                                                       344,038
                                                  ------------

Chemicals - 0.4%
 5,800 Cytec Industries, Inc.                          149,713(b)
 5,900 Millipore Corp.                                 188,063
                                                  ------------
                                                       337,776
                                                  ------------

Computer Software - 12.7%
   250 Akami Technologies, Inc.                         36,297(b)
14,560 American Power
       Conversion Corp.                                326,690(b)
 5,950 BMC Software, Inc.                              381,916(b)
 5,400 BroadVision, Inc.                               397,575(b)
 6,800 Business Objects S.A., ADR                      489,600(b)
 8,400 Citrix Systems, Inc.                            538,650(b)
18,000 Cognos, Inc.                                    510,750(b)
 6,180 Compuware Corp.                                 171,881(b)
 5,800 Comverse Technology, Inc.                       658,300(b)
   200 FactSet Research Systems, Inc.                   13,288
10,800 Intuit, Inc.                                    314,550(b)
10,700 J.D. Edwards & Company                          256,131(b)
 6,400 Legato Systems, Inc.                            344,000(b)
 4,400 Micromuse, Inc.                                 470,250(b)
 5,100 Network Associates, Inc.                         93,394(b)
 4,900 Peregrine Systems, Inc.                         214,988(b)
 8,100 Progress Software Corp.                         271,350(b)
   700 Project Software &
       Development, Inc.                                33,688(b)
12,100 Rational Software Corp.                         517,275(b)
 6,600 Remedy Corp.                                    283,800(b)
 6,100 Siebel Systems, Inc.                            669,856(b)
 8,080 SunGard Data Systems, Inc.                      197,455(b)
 9,300 Symantec Corp.                                  444,075(b)
11,360 Synopsys, Inc.                                  707,870(b)
 2,900 TIBCO Software, Inc.                            113,100(b)
 2,600 Unisys Corp.                                     63,050(b)
 2,600 Veritas Software Corp.                          280,475(b)
 3,300 Vignette Corp.                                  521,400(b)
 6,200 Visual Networks, Inc.                           258,075(b)
 2,400 VISX, Inc.                                      150,150(b)
                                                  ------------
                                                     9,729,879
                                                  ------------

Computers &
Office Equipment - 3.9%
13,600 Cabletron Systems, Inc.                         225,250(b)
 5,500 EMC Corp.                                       401,500(b)
 6,060 Gateway, Inc.                                   400,339(b)
12,220 Herman Miller, Inc.                             265,021
 6,400 Lexmark International
       Group, Inc., Class A                            499,600(b)
 4,500 Lycos, Inc.                                     240,188(b)
11,100 National Instruments Corp.                      333,694(b)
 2,600 Sun Microsystems, Inc.                          275,113(b)
 7,800 Teradyne, Inc.                                  300,300(b,c)
                                                  ------------
                                                     2,941,005
                                                  ------------

Conglomerates - 0.2%
 3,724 Tyco International, Ltd.                        148,727
                                                  ------------

Construction &
Home Building - 0.1%
 2,900 Jacobs Engineering Group, Inc.                  102,950
                                                  ------------

Drugs & Health Care - 7.7%
13,300 Alkermes, Inc.                                  469,656(b)
 3,700 Allergan, Inc.                                  397,288
 5,600 Alpharma, Inc., Class A                         197,050
 2,400 Amgen, Inc.                                     191,400(b)
 9,600 Bard (C.R.), Inc.                               517,800
 4,000 Biogen, Inc.                                    296,500(b)
 4,770 Biomet, Inc.                                    143,696
 2,317 Cardinal Health, Inc.                            99,921
 4,220 Forest Laboratories, Inc.                       193,593(b)
 6,700 Genzyme Corp.                                   256,275(b)
 1,650 Gilead Sciences, Inc.                           104,259(b)
 2,600 Guidant Corp.                                   128,375
 2,500 Human Genome Sciences, Inc.                     218,438(b)
 2,800 Immunex Corp.                                   176,400(b)
 9,200 IVAX Corp.                                      161,575(b)
 2,172 Johnson & Johnson                               227,517
 5,700 Jones Pharma, Inc.                              176,700
 2,400 MedImmune, Inc.                                 268,800(b)
 2,502 Medtronic, Inc.                                  86,632
 1,400 Millennium Pharmaceuticals, Inc.                 98,175(b)
 1,200 MiniMed, Inc.                                    90,975(b)
 8,640 Mylan Laboratories, Inc.                        154,980
 7,300 Stryker Corp.                                   450,775
13,100 Sybron Corp.                                    311,944(b)
 5,900 Teva Pharmaceutical
       Industries, Ltd., ADR                           285,413
 5,920 Watson Pharmaceuticals, Inc.                    187,960(b)
                                                  ------------
                                                     5,892,097
                                                  ------------

Electric Utilities - 1.3%
 2,680 AES (The) Corp.                                 151,253(b)
 8,200 CMS Energy Corp.                                302,375
 4,000 Energy East Corp.                               100,500
 2,600 Florida Progress Corp.                          119,113
 2,600 FPL Group, Inc.                                 130,813
 7,600 Montana Power Co.                               216,125
                                                  ------------
                                                     1,020,179
                                                  ------------

Electronic Equipment - 14.6%
 9,600 Adaptec, Inc.                                   432,000(b)
 8,800 Altera Corp.                                    427,900(b)
 5,000 Analog Devices, Inc.                            265,625(b)
 1,390 Applied Materials, Inc.                         124,839(b)
 2,200 Applied Micro Circuits Corp.                    171,188(b)
 2,400 Broadcom Corp., Class A                         306,750(b)
 4,900 Burr-Brown Corp.                                192,631(b)
 7,500 C-Cube Microsystems, Inc.                       333,750(b)
 5,700 Dallas Semiconductor Corp.                      335,588
 5,000 Galileo Technology, Ltd.                        114,375(b)
 7,700 Jabil Circuit, Inc.                             402,325(b)
 3,080 JDS Uniphase Corp.                              513,975(b)
   400 JNI Corp.                                        21,375(b)
 2,090 KLA Instruments Corp.                           165,502(b)
11,400 Kulicke & Soffa Industries, Inc.                335,588(b)
 5,900 LAM Research Corp.                              498,181(b)
 7,140 Linear Technology Corp.                         499,354
 5,700 LSI Logic Corp.                                 303,169(b)
 6,880 Maxim Integrated
       Products, Inc.                                  543,090(b)
 3,100 Micrel, Inc.                                    168,563(b)
 6,240 Microchip Technology, Inc.                      415,740(b)
 5,800 National Semiconductor Corp.                    173,638(b)
 1,810 Novellus Systems, Inc.                          140,275(b)
 5,800 PerkinElmer, Inc.                               236,713
 3,200 PMC-Sierra, Inc.                                301,600(b)
 8,200 PRI Automation, Inc.                            329,025(b)
 1,700 QLogic Corp.                                    177,013(b)
 5,300 RF Micro Devices, Inc.                          273,613(b)
 5,400 Sanmina Corp.                                   486,338(b)
 2,400 SCI Systems, Inc.                               118,500(b)
 2,400 SDL, Inc.                                       295,950(b)
 5,500 Solectron Corp.                                 413,875(b)
 8,700 Symbol Technologies, Inc.                       345,825
11,800 Vitesse Semiconductor Corp.                     541,325(b)
 3,300 Waters Corp.                                    175,313(b)
 7,020 Xilinx, Inc.                                    551,948(b)
                                                  ------------
                                                    11,132,459
                                                  ------------

Food & Beverage - 1.6%
 6,000 American Italian Pasta Co.,
       Class A                                         150,750(b)
11,400 IBP, Inc.                                       272,888
11,000 International Home Foods, Inc.                  210,375(b)
 8,900 Suiza Foods Corp.                               320,956(b)
13,780 U.S. Foodservice                                264,404(b)
                                                  ------------
                                                     1,219,373
                                                  ------------

Healthcare
Management - 0.3%
 1,200 Express Scripts, Inc., Class A                   58,950(b)
 3,700 Lincare Holdings, Inc.                          104,063(b)
 3,000 Trigon Healthcare, Inc.                          85,125(b)
                                                  ------------
                                                       248,138
                                                  ------------

Hospital Management - 0.1%
10,050 Health Management
       Associates, Inc., Class A                        89,194
                                                  ------------

Household Products - 0.3%
 8,880 Dial Corp.                                      207,570
                                                  ------------

Insurance - 1.3%
 7,300 AFLAC, Inc.                                     373,213
 1,850 Allmerica Financial Corp.                       105,797
 5,100 Protective Life Corp.,
       Capital Trust II                                184,556
 5,800 Radian Group, Inc.                              306,313
                                                  ------------
                                                       969,879
                                                  ------------

Internet Service - 0.9%
 5,500 America Online, Inc.                            713,281
                                                  ------------

Leisure &
Entertainment - 1.1%
 6,970 Harley Davidson, Inc.                           413,408(c)
 4,300 Premier Parks, Inc.                             124,431(b)
 5,800 Royal Caribbean Cruises, Ltd.                   307,763
                                                  ------------
                                                       845,602
                                                  ------------

Machinery &
Equipment - 0.4%
 3,760 Black & Decker Corp.                            161,680
 2,400 Danaher Corp.                                   115,950
                                                  ------------
                                                       277,630
                                                  ------------

Media - 2.3%
 6,500 Lamar Advertising Co.,
       Class A                                         351,000(b)
 3,600 MediaOne Group, Inc.                            255,825(b)
 3,250 Omnicom Group, Inc.                             286,000
 8,845 Outdoor Systems, Inc.                           374,807(b)
 2,800 Valassis Communications, Inc.                   120,400(b)
 8,100 Young & Rubicam, Inc.                           370,575
                                                  ------------
                                                     1,758,607
                                                  ------------

Media &
Communications - 1.0%
 6,600 Comcast Corp., Class A                          278,025
11,200 Cox Communications, Inc.,
       Class A                                         508,900(b)
                                                  ------------
                                                       786,925
                                                  ------------

Mining & Metals - 0.5%
 5,600 Corus Group plc, ADR                            108,150
13,300 Steel Dynamics, Inc.                            182,044(b)
 4,600 USX-U.S. Steel Group, Inc.                      117,588
                                                  ------------
                                                       407,782
                                                  ------------

Natural Gas - 0.2%
 2,500 Consolidated Natural Gas Co.                    160,000
                                                  ------------

Oil & Oil Service - 3.3%
 2,900 Anadarko Petroleum Corp.                         89,356
 4,700 Apache Corp.                                    183,300
 4,560 BJ Services Co.                                 156,465(b)
 4,700 Burlington Resources, Inc.                      163,913
 2,950 Diamond Offshore Drilling, Inc.                  93,663
 6,300 El Paso Natural Gas Co.                         258,300
 8,760 ENSCO International, Inc.                       169,725
 7,500 EOG Resources, Inc.                             156,094
 3,252 Schlumberger, Ltd.                              196,949
 5,310 Smith International, Inc.                       183,527(b)
10,830 Tosco Corp.                                     274,134
 6,600 Transocean Offshore, Inc.                       179,438
 5,250 USX-Marathon Group                              152,906
 6,900 Weatherford International, Inc.                 233,738(b)
                                                  ------------
                                                     2,491,508
                                                  ------------

Paper & Forest
Products - 0.7%
 4,600 Bowater, Inc.                                   241,500
 1,800 Temple Inland, Inc.                             104,625
 6,900 Westvaco Corp.                                  204,844
                                                  ------------
                                                       550,969
                                                  ------------

Pollution Control - 0.2%
10,700 Catalyca, Inc.                                  134,419
                                                  ------------

Railroads - 0.2%
 3,200 Kansas City Southern
       Industries, Inc.                                151,800
                                                  ------------

Restaurants - 0.5%
 9,600 Darden Restaurants, Inc.                        183,000
 2,650 Outback Steakhouse, Inc.                         60,950(b)
 3,200 Papa John's International, Inc.                 119,600(b)
                                                  ------------
                                                       363,550
                                                  ------------

Retail - 6.7%
 5,400 Abercrombie & Fitch Co.,
       Class A                                         147,150(b)
 7,080 Bed, Bath & Beyond, Inc.                        235,853(b)
 5,200 Best Buy Co., Inc.                              288,925(b)
14,100 BJ's Wholesale Club, Inc.                       434,456(b)
12,925 Dollar General Corp.                            340,897
 5,720 Dollar Tree Stores, Inc.                        249,178(b)
15,600 Ethan Allen Interiors, Inc.                     554,775
 4,400 EToys, Inc.                                     262,900(b)
23,700 Family Dollar Stores, Inc.                      488,813
 5,500 Great Atlantic &
       Pacific Tea, Inc.                               157,094
 7,600 Intimate Brands, Inc., Class A                  311,600
 1,500 Kohl's Corp.                                    112,219(b)
 9,040 Kroger Co.                                      188,145(b)
 3,125 Limited (The), Inc.                             128,516
 5,100 Lowe's Companies                                280,500
14,700 Ross Stores, Inc.                               303,188
 6,370 Staples, Inc.                                   141,334(b)
 2,100 Tandy Corp.                                     132,169
 3,210 TJX Companies, Inc.                              87,071
 6,500 Zale Corp.                                      272,188(b)
                                                  ------------
                                                     5,116,971
                                                  ------------

Services - 6.0%
 3,500 ACNielsen Corp.                                  77,000(b)
 4,100 Affiliated Computer
       Services, Inc., Class A                         155,800(b)
 3,500 Bisys (The) Group, Inc.                         178,500(b)
 6,500 Ceridian Corp.                                  142,594(b)
 6,500 Comdisco, Inc.                                  131,219
 5,000 Concord EFS, Inc.                               135,313(b)
11,100 CSG System International, Inc.                  380,869(b)
 2,400 DoubleClick, Inc.                               336,000(b)
 3,600 DST Systems, Inc.                               229,275(b)
 3,400 Exodus Communications, Inc.                     292,400(b)
 2,600 First Data Corp.                                118,788
 5,500 Fiserv, Inc.                                    176,000(b)
 3,100 Galileo International, Inc.                      93,194
 9,800 Getty Images, Inc.                              301,963(b)
 5,060 Interpublic Group of Cos., Inc.                 205,563
10,300 Mettler-Toledo International, Inc.              307,069(b)
16,300 Modis Professional Services, Inc.               182,356(b)
 9,600 Navigant Consulting, Inc.                       274,200(b)
 5,220 Paychex, Inc.                                   205,538
11,500 RSA Security, Inc.                              408,250(b)
 6,100 US Web Corp.                                    236,375(b)
                                                  ------------
                                                     4,568,266
                                                  ------------

Telecommunications
Equipment - 3.5%
14,300 ADC Telecommunications, Inc.                    681,931(b)
 2,800 Conexant Systems, Inc.                          261,450(b)
10,100 DSP Communications, Inc.                        355,394(b)
 3,300 ECI Telecom, Ltd.                                96,113
 5,900 General Instrument Corp.                        317,494(b)
 6,400 Orckit Communications, Ltd.                     176,400(b)
 1,300 QUALCOMM, Inc.                                  289,575(b)
 6,220 Tellabs, Inc.                                   393,415(b)
 2,900 Terayon Communication
       Systems, Inc.                                   126,875(b)
                                                  ------------
                                                     2,698,647
                                                  ------------

Telephone &
Telecommunications - 5.8%
 3,300 Adelphia Communications
       Corp., Class A                                  180,263(b)
10,500 AT&T Corp./Liberty Media
       Group, Class A                                  416,719(b)
 8,735 CenturyTel, Inc.                                353,222
 7,300 Globalstar
       Telecommunications, Ltd.                        161,056(b)
 6,500 ICG Communications, Inc.                        106,438(b)
 5,100 Intermedia Communications of
       Florida, Inc.                                   132,600(b)
 1,400 MCI Worldcom, Inc.                              120,138(b)
 9,400 McLeodUSA, Inc.                                 419,475(b)
 3,400 NEXTEL Communications, Inc.,
       Class A                                         293,038(b)
 5,700 PanAmSat Corp.                                  225,150(b)
 8,000 Sprint Corp. (FON Group)                        594,500
 5,900 US LEC Corp., Class A                           163,356(b)
 8,240 VoiceStream Wireless Corp.                      813,700(b)
 8,240 Western Wireless Corp., Class A                 435,690(b)
                                                  ------------
                                                     4,415,345
                                                  ------------

Textiles & Apparel - 1.7%
17,500 Jones Apparel Group, Inc.                       553,438(b)
 8,000 NIKE, Inc., Class B                             451,500
 7,000 Shaw Industries, Inc.                           108,063
 5,600 Tommy Hilfiger Corp.                            158,200(b)
                                                  ------------
                                                     1,271,201
                                                  ------------

Transportation - 0.5%
 5,100 CNF Transportation, Inc.                        168,619
 6,560 Expeditors International of
       Washington, Inc.                                245,180
                                                  ------------
                                                       413,799
                                                  ------------
Total Common Stocks
(cost $ 60,189,682)                                 71,613,459
                                                  ------------

  Principal
   Amount
-------------
SHORT-TERM
SECURITIES - 6.4% (a)
U.S. Government Agency
$4,870,000 Federal Home Loan Bank
           Discount Note, 5.16%
           Due 11/1/1999
           (at amortized cost)                       4,870,000
                                                  ------------
Total Investments
(cost $65,059,682)                                $ 76,483,459(d)
                                                  ============

Notes to Portfolio of Investments:
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Mid Cap Growth Fund.
(b) Currently non-income producing.
(c) Includes stock rights that automatically traded with the stock and had no separate value at October 31, 1999.
(d) At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $65,382,976 and the net unrealized appreciation of investments based on that cost was $11,100,483 which is comprised of $13,877,459 aggregate gross unrealized appreciation and $2,776,976 aggregate gross unrealized depreciation.
(e) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts



The accompanying notes are an integral part of the financial statements.




Lutheran Brotherhood World Growth Fund
Portfolio of Investments
October 31, 1999

Shares                                               Value
--------------                                   --------------
ARGENTINA - 0.3% (a)
COMMON STOCKS
  2,564 Banco de Galicia Buenos
        Aires 'B' ADR (USD)                       $     54,165
  2,600 Banco Frances del Rio de la
        Plata ADR (USD)                                 56,875
  6,060 Telefonica de Argentina
        ADR (USD)                                      155,288
                                                  ------------
Total Argentina                                        266,328
                                                  ------------

AUSTRALIA - 2.1% (a)
COMMON STOCKS
  7,000 Brambles Industries Ltd.                       196,858
 17,267 Broken Hill Proprietary Co.                    178,458
 66,419 Colonial Ltd.                                  244,391
 21,256 Commonwealth
        Bank of Australia                              348,362
 10,662 Lend Lease Corp.                               122,677
 33,109 News Corp. Ltd.                                239,428
 86,086 Telstra Corporation Ltd.                       413,482
 47,195 Westpac Banking                                302,828
                                                  ------------
                                                     2,046,484
                                                  ------------

PREFERRED STOCKS
 29,890 News Corp. Ltd.                                202,369
                                                  ------------
Total Australia                                      2,248,853
                                                  ------------

BELGIUM - 1.1% (a)
COMMON STOCKS
    821 Credit Communal
        Holding/Dexia                                  120,295
 13,230 Fortis 'B'                                     446,703
 11,380 Kredietbank                                    586,533
  1,580 UCB SA                                          58,915
                                                  ------------
Total Belgium                                        1,212,446
                                                  ------------

BRAZIL - 1.3% (a)
COMMON STOCKS
    470 Brazil Fund (USD)                                6,286
  5,875 Companhia Brasileira de
        Distribuicao Grupo Pao de
        Acucar ADS (USD)                               128,516
    611 Companhia Energetica
        Brasilia ADR (USD)                               8,707
  7,132 Companhia Energetica
        Minas Gerais ADR (USD)                         101,631
 12,810 Telecomunicacoes
        Brasilias ADR (USD)                                600
 13,810 Telecomunicacues
        Brasilieras SA ADR (USD)                     1,075,454
  4,000 Unibanco - Uniao de Bancos
        Brasileiros SA GDR (USD)                        92,500
                                                  ------------
Total Brazil                                         1,413,694
                                                  ------------

CANADA - 0.3% (a)
COMMON STOCKS
  4,980 Alcan Aluminum                                 163,248
  1,870 Royal Bank of Canada                            80,611
  2,090 Nortel Networks Corp.                          128,575
                                                  ------------
Total Canada                                           372,434
                                                  ------------

CHILE - 0.03% (a)
COMMON STOCKS
  1,950 Chilectra ADR (USD)                             34,125
                                                  ------------

CHINA - 0.1% (a)
COMMON STOCKS
 11,400 Huaneng Power
        International 'N' ADR (USD)                    138,225
                                                  ------------

DENMARK - 0.4% (a)
COMMON STOCKS
  1,320 Den Danske Bank                                150,377
  2,680 Teledanmark                                    162,706
    930 Unidanmark 'A'                                  72,386
                                                  ------------
Total Denmark                                          385,469
                                                  ------------

FINLAND - 1.6% (a)
COMMON STOCKS
 15,180 Nokia (AB) OY                                1,737,378
                                                  ------------

FRANCE - 11.7% (a)
COMMON STOCKS
  3,230 Alcatel Alsthom                                504,525
  6,410 AXA                                            904,150
  6,840 Banque Nationale De Paris                      600,754
  2,180 Cap Gemini SA                                  330,197
  7,072 Carrefour                                    1,309,208
  2,930 Cie de St. Gobain                              508,517
  1,078 Credit Commercial de France                    124,161
    880 Dexia France                                   124,034
    400 Groupe Danone                                  102,029
  2,000 Hermes International                           218,785
  1,321 Lafarge Coppee                                 127,139
  2,159 Legrand                                        516,640
    331 L'Oreal                                        220,909
  2,185 Pinault Printemps Redoute SA                   416,680
 17,172 Sanofi-Synthelabo                              757,716
  8,482 Schneider SA                                   584,377
  1,981 Societe Generale                               431,329
  4,004 Sodexho                                        657,011
  8,071 ST Microelectronics                            708,872
  2,440 Television Francaise                           764,821
 11,870 Total 'B'                                    1,604,381
 16,111 Vivendi                                      1,220,985
                                                  ------------
Total France                                        12,737,220
                                                  ------------

GERMANY - 6.4% (a)
COMMON STOCKS
  1,630 Allianz AG                                     496,352
  9,608 Bayer AG                                       393,130
 12,873 Bayerische Vereinsbank AG                      844,925
  8,987 Deutsche Bank AG                               644,693
 10,783 Deutsche Telekom AG                            495,650
 12,202 Gehe AG                                        426,111
  2,640 Hoechst AG                                     116,213
  7,560 Mannesmann AG                                1,188,822
  4,410 Rhoen Klinikum AG                              178,588
  1,290 SAP AG                                         479,252
  3,181 Siemens AG                                     285,576
  8,070 Veba AG                                        436,305
    264 Celanese AG                                      4,165(b)
 10,865 Dresdner Bank AG                               557,132
                                                  ------------
                                                     6,546,914
                                                  ------------

PREFERRED STOCKS
    610 Fielmann AG                                     23,099
    410 Fresenius AG                                    67,061
    680 SAP AG                                         299,693
                                                  ------------
                                                       389,853
                                                  ------------
Total Germany                                        6,936,767
                                                  ------------

HONG KONG - 2.3% (a)
COMMON STOCKS
 32,000 Cheung Kong Holdings Ltd.                      291,433
207,000 China Telecom Ltd.                             707,453
 23,000 Doa Heng Bank Ltd.                             104,512
 43,000 Henderson Land
        Development Ltd.                               195,392
 92,000 Hong Kong
        Telecommunications Ltd.                        210,208
 65,000 Hutchison Whampoa                              652,636
 42,000 New World
        Development Co. Ltd.                            79,475
 23,000 Sun Hung Kai Properties Ltd.                   186,522
128,000 Pacific Century Cyberworks Ltd.                 97,213
                                                  ------------
Total Hong Kong                                      2,524,844
                                                  ------------

INDIA - 0.2% (a)
COMMON STOCKS
 14,097 ICICI Ltd.                                     155,067
  7,000 Mahanager Telephone
        Nigam Ltd. GDR (USD)                            58,275
                                                  ------------
Total India                                            213,342
                                                  ------------

IRELAND - 0.1% (a)
COMMON STOCKS
  7,307 CBT Group plc ADR (USD)                        150,707(b)
                                                  ------------

ITALY - 4.4% (a)
COMMON STOCKS
 10,760 Assicurazioni Generali Spa                     345,196
 58,000 Banca di Roma                                   78,089
 12,000 Banca Popolare di Brescia                      508,043
 80,302 Credito Italiano Spa                           375,872
104,458 Ente Nazionale Idrocarburi                     610,900
 31,360 Instituto Bancario
        San Paolo di Torino                            406,388
 96,000 Istituto Nazionale
        Delle Assicurazioni                            291,320
 22,000 Italgas Spa                                     90,943
 30,945 Mediolanum Spa                                 251,608
 54,600 Tecnost                                        105,099
172,896 Telecom Italia Mobile Spa                    1,080,252
 69,983 Telecom Italia Spa                             604,351
                                                  ------------
Total Italy                                          4,748,061
                                                  ------------

JAPAN - 22.0% (a)
COMMON STOCKS
  7,000 Bridgestone Corp.                              192,673
 37,000 Canon                                        1,046,802
 10,000 Citizen Watch Co.                               70,682
  6,000 Daiichi Pharmaceutical                          86,027
 23,000 Daiwa House Industry Co.                       210,434
     49 DDI Corp.                                      535,725
     56 East Japan Railway                             343,186
  4,200 Fanuc Co.                                      326,268
 24,000 Fujitsu Ltd.                                   722,739
 32,000 Hitachi                                        345,871
  3,000 Honda Motor Co.                                126,594
  6,000 Ito-Yokado Co.                                 479,908
 20,000 Kao Corp.                                      609,955
 10,000 Kokuyo Co. Ltd.                                181,548
 10,000 Komori Corp.                                   217,225
 27,000 Kuraray Co.                                    362,520
 10,000 Kyocera                                        959,049
 17,000 Makita Corp.                                   163,201
 27,000 Marui Co. Ltd.                                 510,118
 44,000 Matsushita Electric
        Industrial Co.                                 926,249
 25,000 Mitsubishi Corp.                               179,822
118,000 Mitsubishi Heavy Industries Ltd.               462,856
 56,000 Mitsui Fudosan                                 418,375
 12,000 Murata Manufacturing                         1,542,150
 61,000 NEC Corp.                                    1,234,391
 30,000 Nippon Denso Corp.                             641,604
     93 Nippon Telegraph &
        Telecom Corp.                                1,427,064
 45,000 Nomura Securities Co. Ltd.                     742,735
     45 NTT Mobile Communication
        Network, Inc.                                1,195,454
 30,000 Sankyo Co.                                     854,512
 38,000 Sekisui Chemical Co. Ltd.                      186,957
 23,000 Sekisui House                                  249,036
  3,200 Seven-Eleven Japan Co. Ltd.                    293,085
 10,350 Shin-Etsu Chemical Co. Ltd.                    426,825
 13,000 Shiseido Co. Ltd.                              198,235
    200 Softbank Corporation                            83,054
  9,700 Sony Corp.                                   1,512,631
 30,000 Sumitomo Bank Ltd.                             482,785
 46,000 Sumitomo Corp.                                 336,166
 44,000 Sumitomo Electric
        Industries Ltd.                                591,196
  9,000 TDK Corp.                                      881,270
 11,000 Tokio Marine &
        Fire Insurance Co.                             144,001
  2,300 Tokyo Electronics                              191,023
 20,000 Toppan Printing                                245,325
 72,000 Toshiba Corp                                   452,978
 12,000 Uny Co.                                        155,366
  9,000 Yamanouchi Pharmaceutical
        Co. Ltd.                                       408,267
                                                  ------------
Total Japan                                         23,953,937
                                                  ------------

KOREA - 0.2% (a)
COMMON STOCKS
  6,000 Korea Telecom                                  211,500
                                                  ------------

LUXEMBOURG - 0.1% (a)
COMMON STOCKS
    400 Societe Europeenne
        des Satellites                                  50,910
                                                  ------------

MEXICO - 1.3% (a)
COMMON STOCKS
  7,848 Cemex SA                                       176,580(b)
 21,443 Gruma 'B'                                       28,020(b)
 36,760 Grupo Industrial Maseca 'B'                     18,357
  4,040 Grupo Televisa GDR (USD)                       171,700(b)
 43,799 Kimberly-Clark Mexico 'A'                      140,346
  9,920 Telefonos de Mexico 'L'
        ADS (USD)                                      848,160
  4,800 TV Azteca SA ADS (USD)                          19,500
 13,267 Cemex SA de CV                                  60,041(b)
                                                  ------------
Total Mexico                                         1,462,704
                                                  ------------

NETHERLANDS - 8.4% (a)
COMMON STOCKS
 20,566 ABN Amro Holdings NV                           497,328
  2,188 Akzo Nobel NV                                   94,221
 12,960 ASM Lithography
        Holdings NV                                    914,705(b)
 49,000 CLP Holdings Ltd.                              225,179
  7,399 CSM                                            341,269
 27,544 Elsevier                                       261,619
  2,300 Equant NV                                      223,781(b)
 20,040 Fortis (NL) NV                                 689,918
  3,532 Gucci Group NV (USD)                           285,209
 27,575 ING Groep NV                                 1,626,587
  2,922 Koninklijke KPN NV                             149,956
  8,966 Philips Electronics NV                         919,511
 12,660 Royal Dutch Petroleum Co.                      756,772
  2,982 TNT Post Groep NV                               75,906
  4,687 Unilever NV                                    310,591
  7,610 VNU NV                                         257,347
 41,576 Wolters Kluwer                               1,389,356
  1,564 United Pan-Europe
        Communications NV                              120,256
                                                  ------------
Total Netherlands                                    9,139,511
                                                  ------------

NEW ZEALAND - 0.2% (a)
COMMON STOCKS
 66,000 Telecom Corp. of New Zealand                   265,636
                                                  ------------

NORWAY - 0.5% (a)
COMMON STOCKS
  3,150 Norsk Hydro                                    125,623
 32,010 Orkla 'A' ASA                                  446,594
                                                  ------------
Total Norway                                           572,217
                                                  ------------

PORTUGAL - 0.4% (a)
COMMON STOCKS
 16,118 Jeronimo Martins                               449,952
                                                  ------------

SINGAPORE - 0.7% (a)
COMMON STOCKS
 12,326 Singapore Press Holdings Ltd.                  211,201
 44,000 Singapore
        Telecommunications Ltd.                         83,593
 62,000 United Overseas Bank                           469,669
                                                  ------------
Total Singapore                                        764,463
                                                  ------------

SOUTH KOREA - 0.2% (a)
COMMON STOCKS
 15,643 Korea Equity Fund (USD)                        199,448
                                                  ------------

SPAIN - 3.0% (a)
COMMON STOCKS
 11,740 Banco Bilboa Vizcaya SA                        157,817
  1,710 Banco Popular Espanol SA                       115,114
 45,830 Banco Santander
        Central Hispano                                475,796
 10,308 Corporacion Bancaria de
        Espana SA                                      228,776
 16,310 Endesa SA                                      326,472
  8,517 Gas Natural SDG SA                             188,131
 23,970 Iberdrola                                      349,450
 16,106 Repsol SA                                      332,045
 65,232 Telefonica SA                                1,073,127
                                                  ------------
Total Spain                                          3,246,728
                                                  ------------

SWEDEN - 3.5% (a)
COMMON STOCKS
 22,195 Astrazeneca                                  1,002,607
  6,080 Atlas Copco A B 'B'                            158,210
 30,330 Electrolux AB 'B'                              604,830
  2,460 Esselte 'B'                                     16,452
 41,760 Hennes & Mauritz AB                          1,109,504
 81,011 Nordbanken Holding AB                          472,827
  7,570 Sandvik AB 'B'                                 196,062
  7,110 Securitas AB                                   105,474
  3,510 Telefonaktiebolaget LM
        Ericsson (Ericsson AB)                         145,965
                                                  ------------
Total Sweden                                         3,811,931
                                                  ------------

SWITZERLAND - 6.9% (a)
COMMON STOCKS
  5,122 ABB AG                                         515,795
  2,773 ABB Ltd.                                       276,154
  1,704 Adecco SA                                    1,032,931
  2,570 Credit Suisse Group                            494,004
    895 Nestle SA                                    1,726,235
    834 Novartis AG                                  1,247,471
     86 Roche Holdings AG                            1,032,474
    393 Swisscom AG                                    119,759
  3,610 UBS AG                                       1,050,341
                                                  ------------
Total Switzerland                                    7,495,164
                                                  ------------

TAIWAN PROVINCE OF
CHINA - 0.2% (a)
COMMON STOCKS
 11,807 Hon Hai Precision Industry
        Co. Ltd. GDR (USD)                             191,569
                                                  ------------

UNITED KINGDOM - 16.5% (a)
COMMON STOCKS
 31,000 Abbey National                                 605,157
 29,117 BG plc                                         161,716
 64,100 Cable & Wireless                               747,836
117,800 Cadbury Schweppes                              766,533
 34,400 Caradon plc                                     80,188
 18,900 Centrica                                        54,892
 88,000 Compass Group plc                              939,910
 26,000 David S. Smith                                  81,601
 21,000 Electrocomponents                              188,064
 10,000 GKN plc                                        160,869
 53,500 Glaxo Wellcome                               1,578,884
 20,556 Hays                                           233,741
 32,400 HSBC Holdings plc                              389,959
 11,000 John Laing 'A'                                  52,057
122,000 Kingfisher                                   1,335,132
113,000 National Westminster Bank                    2,551,264
 23,000 Rank Group plc                                  71,619
140,000 Reed International plc                         821,271
 33,800 RTZ                                            577,062
 35,000 Safeway plc                                    110,423
234,000 Shell Transport & Trading Co.                1,791,810
129,200 SmithKline Beecham plc                       1,666,565
177,000 Tesco                                          525,705
 99,612 Tomkins                                        337,087
 62,107 Unilever                                       576,606
 48,500 United News & Media                            465,021
106,000 Vodafone AirTouch plc                          493,798
 56,000 BP Amoco plc (USD)                             543,833
                                                  ------------
Total United Kingdom                                17,908,603
                                                  ------------

  Principal
   Amount
-------------
SHORT TERM
SECURITIES - 3.6% (a)
Commercial Paper
$3,900,000 New Center Asset Trust,
           5.31%, Due 11/1/1999
           (at amortized cost)                    $  3,900,000
                                                  ------------
Total Investments
(cost $84,694,535)                                $108,744,166(d)
                                                  ============

Notes to Portfolio of Investments:
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood World Growth Fund.
(b) Currently non-income producing.
(c) Security Classification:
                         Cost       Value         % of Portfolio
                         ----       -----         --------------
    Common Stocks &
    Warrants           $80,251,541  $104,251,944    95.9%
    Preferred Stocks       542,994       592,222     0.5%
    Short-Term           3,900,000     3,900,000     3.6%
                       -----------  ------------   ------
    Total Investments  $84,694,535  $108,744,166   100.0%
                       ===========  ============   ======
(d) At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $85,358,575 and the net
    unrealized appreciation of investments based on that cost was
    $23,385,590 which is comprised of $27,865,030 aggregate gross unrealized appreciation and $4,479,440 aggregate gross
    unrealized depreciation.
(e) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts
    (ADS) - American Depository Shares
    (GDR) - Global Depository Receipts
    (USD) - Denominated in U.S. Dollars



The accompanying notes are an integral part of the financial statements.




Lutheran Brotherhood Fund
Portfolio of Investments
October 31, 1999

Shares                                               Value
--------------                                   --------------
COMMON STOCKS - 97.1% (a)
Aerospace - 1.5%
164,900 Boeing Co.                                $  7,595,698
265,600 United Technologies Corp.                   16,068,800
                                                --------------
                                                    23,664,498
                                                --------------

Airlines - 0.7%
650,437 Southwest Airlines Co.                      10,935,472
                                                --------------

Appliances &
Furnishings - 0.5%
190,200 Maytag Corp.                                 7,619,888
                                                --------------

Bank & Finance - 15.4%
 70,800 American Express Co.                        10,903,200
301,331 American International
        Group, Inc.                                 31,018,260
397,000 Associates First Capital Corp.,
        Class A                                     14,490,500
294,300 Bank of America Corp.                       18,945,563
426,800 Bank of New York Co., Inc.                  17,872,250
189,000 Chase Manhattan Corp.                       16,513,875
104,600 CIGNA Corp.                                  7,818,850
494,200 Citigroup, Inc.                             26,748,575
286,600 Federal Home Loan
        Mortgage Corp.                              15,494,313
232,700 Federal National
        Mortgage Association                        16,463,525
589,775 MBNA Corp.                                  16,292,534
 95,200 Merrill Lynch & Co., Inc.                    7,473,200
100,400 Morgan Stanley
        Dean Witter & Co.                           11,075,375
331,700 Schwab, Charles Corp.                       12,915,569
454,200 U.S. Bancorporation                         16,833,788
                                                --------------
                                                   240,859,377
                                                --------------

Broadcasting - 0.5%
 92,900 Clear Channel
        Communications, Inc.                         7,466,838
                                                --------------

Chemicals - 1.7%
254,000 Air Products & Chemicals, Inc.               6,985,000
119,635 E.I. du Pont de Nemours and Co.              7,708,980
100,000 Monsanto Co.                                 3,850,000
163,100 Praxair, Inc.                                7,624,925
                                                --------------
                                                    26,168,905
                                                --------------

Computer Software - 4.6%
576,900 Microsoft Corp.                             53,399,306(b)
327,650 Oracle Corp.                                15,583,853(b)
 20,000 Yahoo!, Inc.                                 3,581,250(b)
                                                --------------
                                                    72,564,409
                                                --------------

Computers &
Office Equipment - 10.1%
690,400 Cisco Systems, Inc.                         51,089,600(b)
385,300 Dell Computer Corp.                         15,460,163(b)
316,300 EMC Corp.                                   23,089,900(b)
239,400 International Business
        Machines Corp.                              23,550,975
195,000 Sun Microsystems, Inc.                      20,633,438(b)
168,600 Texas Instruments, Inc.                     15,131,850
291,600 Xerox Corp.                                  8,164,800
                                                --------------
                                                   157,120,726
                                                --------------

Conglomerates - 5.6%
135,100 AlliedSignal, Inc.                           7,692,256
200,000 Dover Corp.                                  8,512,500
365,700 General Electric Co.                        49,575,206
557,300 Tyco International, Ltd.                    22,257,169
                                                --------------
                                                    88,037,131
                                                --------------

Drugs & Health Care - 11.5%
376,200 Abbott Laboratories                         15,189,075
217,600 American Home Products Corp.                11,369,600
259,900 Becton, Dickinson & Co.                      6,594,963
240,400 Bristol-Myers Squibb Co.                    18,465,725
224,400 Eli Lilly & Co.                             15,455,550
213,100 Johnson & Johnson                           22,322,225
411,400 Medtronic, Inc.                             14,244,725
335,400 Merck & Co., Inc.                           26,685,263
758,600 Pfizer, Inc.                                29,964,700
387,700 Schering-Plough Corp.                       19,191,150
                                                --------------
                                                   179,482,976
                                                --------------

Electric Utilities - 0.9%
548,400 Southern Co.                                14,566,875
                                                --------------

Electronic Equipment - 3.1%
 72,600 Honeywell, Inc.                              7,654,763
526,300 Intel Corp.                                 40,755,356
                                                --------------
                                                    48,410,119
                                                --------------

Food & Beverage - 2.6%
256,700 Coca-Cola Co.                               15,145,300
130,000 Hershey Foods Corp.                          6,565,000
538,200 PepsiCo, Inc.                               18,668,813
                                                --------------
                                                    40,379,113
                                                --------------

Household Products - 2.2%
145,200 Colgate Palmolive Co.                        8,784,600
151,900 Gillette Co.                                 5,496,881
187,100 Procter & Gamble Co.                        19,622,113
                                                --------------
                                                    33,903,594
                                                --------------

Internet Service - 2.1%
167,200 America Online, Inc.                        21,683,750(b)
289,700 At Home Corp., Series A                     10,827,538(b)
                                                --------------
                                                    32,511,288
                                                --------------

Leisure &
Entertainment - 2.3%
359,700 Carnival Corp., Inc.                        16,006,650
434,200 Disney (Walt) Co.                           11,452,025
635,200 Mattel, Inc.                                 8,495,800
                                                --------------
                                                    35,954,475
                                                --------------

Machinery &
Equipment - 1.0%
208,900 Illinois Tool Works, Inc.                   15,301,925
                                                --------------

Media - 2.8%
 99,900 MediaOne Group, Inc.                         7,099,144(b)
224,800 Omnicom Group, Inc.                         19,782,400
245,000 Time Warner, Inc.                           17,073,438
                                                --------------
                                                    43,954,982
                                                --------------

Oil & Oil Service - 6.2%
160,600 Chevron Corp.                               14,664,788
251,826 Conoco, Inc., Class B                        6,830,780
195,400 Exxon Corp.                                 14,471,813
398,200 Halliburton Co.                             15,007,163
155,000 Mobil Corp.                                 14,957,500
253,100 Royal Dutch Petroleum Co.                   15,170,181
253,500 Schlumberger, Ltd.                          15,352,594
                                                --------------
                                                    96,454,819
                                                --------------

Paper & Forest
Products - 0.2%
 70,000 International Paper Co.                      3,683,750
                                                --------------

Restaurants - 1.0%
367,500 McDonald's Corp.                            15,159,375
                                                --------------

Retail - 9.3%
139,500 Best Buy Co., Inc.                           7,750,969(b)
372,700 CVS Corp.                                   16,189,156
232,800 Dayton Hudson Corp.                         15,044,700
451,425 Gap, Inc.                                   16,759,153
211,800 Home Depot, Inc.                            15,990,900
731,600 Kroger Co.                                  15,226,425(b)
437,600 Safeway, Inc.                               15,452,750(b)
616,000 Walgreen Co.                                15,515,500
466,600 Wal-Mart Stores, Inc.                       26,450,388
                                                --------------
                                                   144,379,941
                                                --------------

Services - 1.0%
311,400 Automatic Data
        Processing, Inc.                            15,005,588
                                                --------------

Telecommunications
Equipment - 3.4%
357,096 Lucent Technologies, Inc.                   22,943,418
158,900 Motorola, Inc.                              15,482,819
241,500 Tellabs, Inc.                               15,274,875(b)
                                                --------------
                                                    53,701,112
                                                --------------

Telephone &
Telecommunications - 6.9%
480,827 AT&T Corp.                                  22,478,662
229,600 Bell Atlantic Corp.                         14,909,650
484,600 MCI Worldcom, Inc.                          41,584,738(b)
578,192 SBC Communications, Inc.                    29,451,655
                                                --------------
                                                   108,424,705
                                                --------------
Total Common Stock
(Cost $1,209,074,770)                            1,515,711,881
                                                --------------

  Principal
   Amount
-------------
SHORT-TERM
SECURITIES - 2.9% (a)
Commercial Paper
$ 8,500,000 A.I. Credit Corp., 5.3%,
            Due 11/1/1999                             8,500,000
 15,000,000 Great Lakes Chemical Corp.,
            5.3%, Due 11/1/1999                      15,000,000
 15,400,000 Great Lakes Chemical Corp.,
            5.31%, Due 11/1/1999                     15,400,000
  5,800,000 New Center Asset Trust,
            5.31%, Due 11/1/1999                      5,800,000
                                                 --------------
Total Short-Term Securities
(at amortized cost)                                  44,700,000
                                                 --------------
Total Investments
(Cost $1,253,774,770)                            $1,560,411,881(c)
                                                 ==============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Fund.
(b) Currently non-income producing.
(c) At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $1,256,429,803 and the net unrealized appreciation of investments based on that cost was
    $303,982,078 which is comprised of $347,062,652 aggregate gross unrealized appreciation and $43,080,574 aggregate gross
    unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD HIGH YIELD FUND
Portfolio of Investments
October 31, 1999

  Principal                                                                                       Maturity
   Amount                                                                               Rate        Date         Value
 ----------                                                                         ----------  ----------    ----------

             CORPORATE BONDS - 79.4% (a)
             Aerospace - 0.3%
 $3,200,000  Condor Systems, Inc., Notes                                               11.875%    5/1/2009  $   2,704,000
                                                                                                            -------------

             Airlines - 0.7%
  2,000,000  Northwest Airlines, Corp., Notes                                           8.375%    3/15/200     41,948,766
  3,000,000  Northwest Airlines, Corp., Sr. Notes                                       7.625%    3/15/200     52,670,000
  2,000,000  U.S. Air, Inc., Sr. Secured Equipment Trust, Series 1993-A-3              10.375%    3/1/2013      1,982,410
                                                                                                            -------------
                                                                                                                6,601,176
                                                                                                            -------------

             Automotive - 1.2%
  4,000,000  Dura Operating Corp., Sr. Subordinated Notes, Series B                       9.0%    5/1/2009      3,710,000
  4,000,000  Hayes Lemmerz International, Inc., Sr. Subordinated Notes,
             Series B                                                                    8.25%  12/15/2008      3,580,000
  3,500,000  Venture Holdings Trust, Sr. Subordinated Notes                              12.0%    6/1/2009      3,412,500
                                                                                                            -------------
                                                                                                               10,702,500
                                                                                                            -------------

             Bank & Finance - 3.6%
  5,600,000  Altiva Financial Corp., Subordinated Notes                                  12.5%   12/1/2001      3,010,000 (c)
  2,450,000  Chevy Chase Savings Bank, Subordinated Debentures                           9.25%   12/1/2005      2,413,250
  4,000,000  Dollar Financial Group, Inc., Sr. Notes, Series A                         10.875%  11/15/2006      3,980,000
  2,800,000  FC CBO II, Ltd., Subordinated Debentures, Series 1A, Class C               11.05%    9/9/2010      2,415,000
  5,000,000  GS Escrow Corp., Sr. Notes                                                 7.125%    8/1/2005      4,590,835
  2,598,000  HomeSide, Inc., Sr. Notes, Series B                                        11.25%   5/15/2003      2,942,235
  5,000,000  SIG Capital Trust I, Bond                                                    9.5%   8/15/2027      3,400,000
  3,650,000  United Companies Financial Corp., Subordinated Notes                       8.375%    7/1/2005        237,250 (c)
  2,500,000  Veritas Capital Trust, Trust Preferred Securities                           10.0%    1/1/2028      1,875,000
  2,880,000  Veritas Holdings GMBH, Sr. Notes                                           9.625%  12/15/2003      2,779,200
  5,000,000  Williams Scotsman, Inc., Sr. Notes                                         9.875%    6/1/2007      4,675,000
                                                                                                            -------------
                                                                                                               32,317,770
                                                                                                            -------------

             Broadcasting - 11.3%
  4,200,000  Adelphia Communications Corp., Sr. Debentures                             11.875%    9/15/200     44,410,000
  2,400,000  Australis Holdings Pty., Ltd., Sr. Discount Notes                    Zero Coupon    11/1/2002         24,000 (c)
 12,155,970  Australis Media, Ltd., Payment-In-Kind Sr. Discount Notes            Zero Coupon    5/15/2003        182,340 (c)
  8,500,000  Avalon Cable Holdings, Sr. Discount Notes                            Zero Coupon    12/1/2008      5,440,000
  4,400,000  Bresnan Communications, Sr. Discount Notes, Series B                 Zero Coupon     2/1/2009      3,008,500
  1,500,000  Chancellor Media Corp., Sr. Notes                                            8.0%   11/1/2008      1,488,750
  2,400,000  Chancellor Media Corp., Sr. Subordinated Notes                             8.125%  12/15/2007      2,364,000
  1,400,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B                    8.75%   6/15/2007      1,400,000
  2,400,000  Charter Communication Holdings, Sr. Notes                                   8.25%    4/1/2007      2,280,000
  3,400,000  Charter Communication Holdings, Sr. Notes                                  8.625%    4/1/2009      3,230,000
  1,400,000  Classic Cable, Inc., Sr. Subordinated Notes, Series B                      9.375%    8/1/2009      1,358,000
  4,000,000  Classic Communications, Inc., Sr. Disc. Notes                        Zero Coupon     8/1/2009      2,720,000
  2,000,000  CSC Holdings, Inc., Sr. Notes                                              7.875%  12/15/2007      1,980,000
  1,600,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)           Zero Coupon    2/15/2007      1,268,000
  4,000,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)           Zero Coupon   12/15/2005      3,670,000
  6,600,000  EchoStar DBS Corp., Sr. Notes                                              9.375%    2/1/2009      6,575,250
  5,800,000  Grupo Televisa S.A., Sr. Notes (USD)                                      11.875%   5/15/2006      6,148,000
  2,000,000  Insight Midwest, Sr. Notes                                                  9.75%   10/1/2009      2,065,000
  3,600,000  Jacor Communications, Inc., Convertible                              Zero Coupon     2/9/2018      2,236,500
  3,600,000  NTL Communications Corp., Sr. Notes, Series B                               11.5%   10/1/2008      3,861,000
  1,200,000  NTL, Inc., Sr. Notes, Series B                                              10.0%   2/15/2007      1,230,000
  2,800,000  NTL, Inc., Sr. Notes, Series B                                       Zero Coupon     4/1/2008      1,869,000
  4,000,000  Olympus Communications, LP, Sr. Notes                                     10.625%  11/15/2006      4,200,000
  2,800,000  OnePoint Communications Corp., Sr. Notes, Series B                          14.5%    6/1/2008      1,694,000
  2,800,000  ONO Finance, plc., Notes (USD)                                              13.0%    5/1/2009      2,758,000
  2,000,000  Optel, Inc., Sr. Notes, Series B                                            11.5%    7/1/2008        510,000 (c)
  5,500,000  Renaissance Media Group, LLC, Sr. Discount Notes                     Zero Coupon    4/15/2008      3,850,000
  2,800,000  Rogers Cablesystems, Ltd., Sr. Secured Second Priority Notes               9.625%    8/1/2002      2,905,000
    735,528  Scott Cable Communications, Inc., Payment-In-Kind Jr.
             Subordinated Notes                                                          16.0%   7/18/2002        191,237
  3,684,000  SFX Broadcasting, Inc., Sr. Subordinated Notes, Series B                   10.75%   5/15/2006      4,080,030
  4,000,000  Sinclair Broadcast Group, Inc., Sr. Subordinated Notes                       9.0%   7/15/2007      3,730,000
  3,500,000  Supercanal Holding S.A., Sr. Notes (USD)                                    11.5%   5/15/2005      1,802,500 (c)
  2,800,000  Telewest Communications plc, Sr. Discount Notes (USD)                Zero Coupon    4/15/2009      1,736,000
  2,500,000  UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B            Zero Coupon    5/15/2006      2,037,500
  7,200,000  United International Holdings, Inc., Sr. Notes, Series B             Zero Coupon    2/15/2008      4,122,000
  5,150,000  United Pan-Europe Comm. N.V., Sr. Disc. Notes (USD)                  Zero Coupon    11/1/2009      2,755,250
  5,250,000  Young Broadcasting, Inc., Sr. Subordinated Notes                           11.75%  11/15/2004      5,486,250
                                                                                                            -------------
                                                                                                              100,666,107
                                                                                                            -------------

             Building Products & Materials - 0.9%
  4,000,000  CEMEX S.A. de C.V., Notes (USD)                                            12.75%   7/15/2006      4,370,000
  2,500,000  Formica Corp., Sr. Subordinated Notes, Series B                           10.875%    3/1/2009      2,262,500
  1,200,000  Nortek, Inc., Sr. Notes, Series B                                          8.875%    8/1/2008      1,131,000
                                                                                                            -------------
                                                                                                                7,763,500
                                                                                                            -------------

             Chemicals - 1.2%
  4,500,000  Lyondell Chemical Co., Sr. Secured Notes, Series B                         9.875%    5/1/2007      4,500,000
  2,000,000  Sterling Chemicals, Inc., Sr. Secured Notes                               12.375%   7/15/2006      2,010,000
  4,000,000  ZSC Specialty Chemical plc, Sr. Notes (USD)                                 11.0%    7/1/2009      4,025,000
                                                                                                            -------------
                                                                                                               10,535,000
                                                                                                            -------------

             Computers & Office Equipment - 1.4%
  3,300,000  Dictaphone Corp., Sr. Subordinated Notes                                   11.75%    8/1/2005      2,392,500
  2,600,000  Integrated Circuit Systems, Sr. Subordinated Notes                          11.5%   5/15/2009      2,509,000
    800,000  MCMS, Inc., Sr. Subordinated Notes, Series B                                9.75%    3/1/2008        324,000
  2,800,000  MCMS, Inc., Subordinated Notes, Series B (Variable rate)                   10.52%    3/1/2008      1,134,000
  3,200,000  Unisys Corp., Sr. Notes                                                    11.75%  10/15/2004      3,552,000
  2,400,000  Unisys Corp., Sr. Notes                                                     12.0%   4/15/2003      2,574,000
                                                                                                            -------------
                                                                                                               12,485,500
                                                                                                            -------------

             Conglomerates - 0.4%
  2,000,000  Eagle-Picher, Inc., Sr. Subordinated Notes                                 9.375%    3/1/2008      1,710,000
  2,000,000  Jordan Industries, Inc., Sr. Notes, Series D                              10.375%    8/1/2007      1,880,000
                                                                                                            -------------
                                                                                                                3,590,000
                                                                                                            -------------

             Construction & Home Building - 0.8%
  3,600,000  Fortress (The) Group, Inc., Sr. Notes                                      13.75%   5/15/2003      2,178,000
  6,400,000  Peters (J.M.) Co., Inc., Sr. Notes                                         12.75%    5/1/2002      5,408,000
                                                                                                            -------------
                                                                                                                7,586,000
                                                                                                            -------------

             Containers & Packaging - 1.7%
  2,400,000  Consolidated Container Co., LLC, Sr. Subordinated Notes                   10.125%   7/15/2009      2,424,000
  3,040,000  Dimac Corp., Sr. Subordinated Notes                                         12.5%   10/1/2008      1,535,200
  2,000,000  Fonda Group, Inc., Sr. Subordinated Notes, Series B                          9.5%    3/1/2007      1,720,000
  3,350,000  Radnor Holdings Corp., Sr. Notes                                            10.0%   12/1/2003      3,375,125
  3,000,000  SF Holdings Group, Inc., Sr. Discount Notes, Series B                Zero Coupon    3/15/2008      1,305,000
  2,191,000  Silgan Holdings, Inc., Subordinated Debentures                             13.25%   7/15/2006      2,388,190
  2,500,000  Vicap, S.A. de C.V., Guaranteed Sr. Notes (USD)                           11.375%   5/15/2007      2,225,000
                                                                                                            -------------
                                                                                                               14,972,515
                                                                                                            -------------

             Drugs & Health Care - 1.8%
  5,600,000  Dade International, Inc., Sr. Subordinated Notes, Series B                11.125%    5/1/2006      5,796,000
  6,000,000  Fisher Scientific International, Inc., Sr. Subordinated Notes                9.0%    2/1/2008      5,640,000
  3,200,000  ICN Pharmaceuticals, Inc., Sr. Notes                                        8.75%  11/15/2008      2,928,000
  1,200,000  Team Health, Inc., Sr. Subordinated Notes                                   12.0%   3/15/2009      1,206,000
                                                                                                            -------------
                                                                                                               15,570,000
                                                                                                            -------------

             Electric Utilities - 1.8%
  2,400,000  AES (The) Corp., Sr. Notes                                                   9.5%    6/1/2009      2,415,000
  2,800,000  CMS Energy Corp., Sr. Unsecured Notes                                        7.0%   1/15/2005      2,644,354
  3,200,000  ESI Tractebel Acquisition Corp., Bonds                                      7.99%  12/30/2011      2,851,392
  1,750,000  Midland Cogen Venture Fund II, Secured Lease
             Obligation Bonds, Series A                                                 11.75%   7/23/2005      1,935,810
  3,550,000  Midland Cogen Venture Fund II, Subordinated Secured Lease
             Obligation Bonds                                                           13.25%   7/23/2006      4,220,126
  3,000,000  Niagara Mohawk Power Corp., Sr. Discount Notes, Series H             Zero Coupon     7/1/2010      2,220,768
                                                                                                            -------------
                                                                                                               16,287,450
                                                                                                            -------------

             Electrical Equipment - 0.1%
  2,400,000  Protection One Alarm Monitoring, Inc., Convertible
             Sr. Subordinated Notes                                                      6.75%   9/15/2003        657,000
  2,080,000  Protection One Alarm Monitoring, Inc., Sr. Subordinated
             Discount Notes                                                            13.625%   6/30/2005        488,800
                                                                                                            -------------
                                                                                                                1,145,800
                                                                                                            -------------

             Food & Beverage - 2.4%
  2,000,000  Ameriserve Financial/Capital, Secured Notes                                 12.0%   9/15/2006      1,770,000
  2,600,000  Ameriserve Food Distribution, Inc., Sr. Notes                              8.875%  10/15/2006      1,703,000
  3,600,000  Grupo Azucarero Mexico S.A. de C, Sr. Notes (USD)                           11.5%   1/15/2005      1,584,000
  4,700,000  Imperial Holly Corp., Sr. Subordinated Notes                                8.75%  12/15/2007      4,159,500
  3,200,000  Packaged Ice, Inc., Sr. Notes, Series B                                     9.75%    2/1/2005      2,648,000
  4,000,000  Smithfield Foods, Inc., Sr. Subordinated Notes                             7.625%   2/15/2008      3,580,000
  2,000,000  Southern Foods Group, LP, Sr. Subordinated Notes                           9.875%    9/1/2007      2,080,000
  4,000,000  Vlasic Foods International, Inc., Sr. Subordinated Notes,
             Series B                                                                   10.25%    7/1/2009      3,780,000
                                                                                                            -------------
                                                                                                               21,304,500
                                                                                                            -------------

             Hospital Management - 3.2%
  4,000,000  Concentra Operating Corp., Sr. Subordinated Notes, Series A                 13.0%   8/15/2009      3,620,000
  2,800,000  Dynacare, Inc., Sr. Notes                                                  10.75%   1/15/2006      2,758,000
  4,000,000  Health Insurance Plan of Greater New York, Bonds, Series C                 11.25%    7/1/2010      3,975,480
  5,000,000  Insight Health Services Corp., Sr. Subordinated Notes, Series B            9.625%   6/15/2008      4,675,000
  1,900,000  Integrated Health Services, Inc., Convertible
             Sr. Subordinated Debentures                                                 5.75%    1/1/2001          9,500 (c)
  2,500,000  Integrated Health Services, Inc., Sr. Subordinated Notes,
             Series A                                                                    9.25%   1/15/2008        187,500 (c)
  4,000,000  MedPartners, Inc., Sr. Notes                                               7.375%   10/1/2006      3,320,000
  2,000,000  Tenet Healthcare Corp., Sr. Notes, Series B                                7.625%    6/1/2008      1,870,000
  2,000,000  Tenet Healthcare Corp., Sr. Subordinated Notes, Series B                   8.125%   12/1/2008      1,775,000
  3,200,000  Triad Hospital Holdings, Inc., Sr. Subordinated Notes                       11.0%   5/15/2009      3,152,000
  2,000,000  Unilab Finance Corp., Sr. Subordinated Notes                               12.75%   10/1/2009      2,012,500
  2,000,000  Universal Hospital Services, Inc., Sr. Notes                               10.25%    3/1/2008      1,370,000
                                                                                                            -------------
                                                                                                               28,724,980
                                                                                                            -------------

             Household Products - 0.7%
  2,000,000  AMM Holdings, Inc., Sr. Discount Notes                               Zero Coupon     7/1/2009        410,000
  5,200,000  BPC Holding Corp., Sr. Secured Notes, Series B                             12.50%   6/15/2006      4,823,000
  2,000,000  Moll Industries, Inc., Sr. Subordinated Notes                               10.5%    7/1/2008      1,270,000
                                                                                                            -------------
                                                                                                                6,503,000
                                                                                                            -------------

             Leisure & Entertainment - 2.1%
  2,777,000  AMF Bowling Worldwide, Inc., Sr. Subordinated
             Discount Notes, Series B                                              Zero Coupon   3/15/2006      1,388,500
  2,700,000  CapStar Hotel Company, Convertible Subordinated Notes                       4.75%  10/15/2004      2,079,000
  3,000,000  Carmike Cinemas, Inc., Sr. Subordinated Notes                              9.375%    2/1/2009      2,812,500
  2,800,000  Holmes Products Corp., Sr. Subordinated Notes, Series D                    9.875%  11/15/2007      2,506,000
  3,000,000  Production Resource Group, LLC, Sr. Subordinated Notes                      11.5%   1/15/2008      2,805,000
  3,000,000  Regal Cinemas, Inc., Sr. Subordinated Notes                                  9.5%    6/1/2008      2,265,000
  2,000,000  SFX Entertainment, Inc., Sr. Subordinated Notes                            9.125%   12/1/2008      1,830,000
    800,000  Signature Resorts, Inc., Sr. Subordinated Notes                             9.75%   10/1/2007        708,000
  3,400,000  Silverleaf Resorts, Inc., Sr. Subordinated Notes                            10.5%    4/1/2008      2,295,000
                                                                                                            -------------
                                                                                                               18,689,000
                                                                                                            -------------

             Machinery & Equipment - 3.3%
  4,000,000  Anthony Crane Rentals, LP, Debentures, Series B                      Zero Coupon     8/1/2009      1,770,000
  2,800,000  Blount, Inc., Sr. Subordinated Notes                                        13.0%    8/1/2009      2,877,000
  4,100,000  Budget Group, Inc., Sr. Notes                                              9.125%    4/1/2006      3,567,000
  1,600,000  Motors & Gears, Inc., Sr. Notes, Series D                                  10.75%  11/15/2006      1,512,000
  4,800,000  Navistar Financial Corp., Sr. Subordinated Notes, Series B                   9.0%    6/1/2002      4,896,000
  2,000,000  Navistar International Corp., Sr. Notes, Series B                            7.0%    2/1/2003      1,945,000
  1,600,000  Navistar International Corp., Sr. Subordinated Notes, Series B               8.0%    2/1/2008      1,540,000
  2,000,000  Pentacon, Inc., Sr. Subordinated Notes, Series B                           12.25%    4/1/2009      1,830,000
  4,000,000  Transportation Manufacturing Operations,
             Sr. Subordinated Notes                                                     11.25%    5/1/2009      3,940,000
  2,000,000  United Rentals, Inc., Notes, Series B                                        9.0%    4/1/2009      1,815,000
  4,000,000  United Rentals, Inc., Sr. Subordinated Notes, Series B                      9.25%   1/15/2009      3,700,000
                                                                                                            -------------
                                                                                                               29,392,000
                                                                                                            -------------

             Mining & Metals - 1.0%
  1,600,000  Altos Hornos de Mexico, Bonds, Series B (USD)                             11.875%   4/30/2004        676,000 (c)
  3,000,000  Echo Bay Mines, Bonds                                                Zero Coupon     4/1/2027      1,818,750
  2,000,000  Republic Technologies/RTI Capital, Unit Security                           13.75%   7/15/2009      1,860,000
  4,000,000  UCAR Global Enterprises, Inc., Sr. Subordinated Notes,
             Series B                                                                    12.0%   1/15/2005      4,180,000
                                                                                                            -------------
                                                                                                                8,534,750
                                                                                                            -------------

             Oil & Gas - 1.4%
  3,400,000  Belden & Blake Corp., Sr. Subordinated Notes, Series B                     9.875%   6/15/2007      1,989,000
  2,400,000  Conproca S.A. de C.V., Sr. Secured Bonds (USD)                              12.0%   6/16/2010      2,274,000
  6,000,000  National Energy Group, Inc., Sr. Notes, Series D                           10.75%   11/1/2006      2,730,000 (c)
  2,000,000  Pride Petroleum Services, Inc., Sr. Notes                                  9.375%    5/1/2007      1,975,000
  3,000,000  RAM Energy, Inc., Sr. Notes                                                 11.5%   2/15/2008      1,365,000
  2,000,000  RBF Finance Co., Sr. Notes                                                11.375%   3/15/2009      2,115,000
                                                                                                            -------------
                                                                                                               12,448,000
                                                                                                            -------------

             Paper & Forest Products - 1.0%
  2,400,000  APP Finance (II) Mauritius, Ltd., Guaranteed
             Preferred Securities, Series B (USD)                                        12.0%   2/15/2004      1,446,000
  2,000,000  FSW International Finance Co. B.V., Guaranteed
             Secured Notes (USD)                                                        12.50%   11/1/2006        520,000 (c)
  1,200,000  Indah Kiat Finance Mauritius, Guaranteed Sr. Notes (USD)                    10.0%    7/1/2007        777,000
  2,400,000  Pindo Deli Finance Mauritius, Sr. Notes (USD)                              10.25%   10/1/2002      1,722,000
  4,400,000  S.D. Warren Co., Sr. Subordinated Notes                                     12.0%  12/15/2004      4,642,000
                                                                                                             -------------
                                                                                                                9,107,000
                                                                                                            -------------

             Pollution Control - 1.2%
  1,200,000  Allied Waste, North America, Sr. Notes, Series B                           7.625%    1/1/2006      1,041,000
  2,600,000  Allied Waste, North America, Sr. Subordinated Notes                         10.0%    8/1/2009      2,213,250
  1,800,000  IT Group, Inc., Sr. Subordinated Notes                                     11.25%    4/1/2009      1,701,000
  3,700,000  Norcal Waste Systems, Inc., Sr. Notes, Series B                             13.5%  11/15/2005      3,931,250
  1,900,000  WMX Technologies, Inc., Cvt Subordinated Notes                               2.0%   1/24/2005      1,560,375
                                                                                                            -------------
                                                                                                               10,446,875
                                                                                                            -------------

             Publishing & Printing - 1.9%
  4,000,000  Mail-Well Corp., Bonds, Series B                                            8.75%  12/15/2008      3,770,000
  5,500,000  MDC Communications Corp., Sr. Subordinated Notes                            10.5%   12/1/2006      5,362,500
  3,000,000  PRIMEDIA, Inc., Sr. Notes                                                  10.25%    6/1/2004      3,135,000
  4,150,000  Sullivan Graphics, Inc., Sr. Subordinated Notes                            12.75%    8/1/2005      4,233,000
                                                                                                            -------------
                                                                                                               16,500,500
                                                                                                            -------------

             Retail - 1.6%
  5,750,000  Corporate Express, Inc., Convertible Notes                                   4.5%    7/1/2000      5,714,063
  2,000,000  County Seat Stores, Inc., Units                                            12.75%   11/1/2004         72,500 (c)
  2,250,000  F & M Distributors, Inc., Sr. Subordinated Notes                           11.50%   4/15/2003         28,125 (c)
  3,500,000  Hollywood Entertainment Corp., Sr. Subordinated Notes,
             Series B                                                                  10.625%   8/15/2004      2,992,500
  2,000,000  J. Crew Group, Debentures, Series B                                  Zero Coupon   10/15/2008        950,000
  2,000,000  TravelCenters of America, Inc., Sr. Subordinated Notes                     10.25%    4/1/2007      1,955,000
  2,700,000  Winsloew Furniture, Inc., Unit Security                                    12.75%   8/15/2007      2,619,000
                                                                                                            -------------
                                                                                                               14,331,188
                                                                                                            -------------

             Retail - Food - 1.7%
  3,200,000  Fleming Companies, Inc., Sr. Subordinated Notes, Series B                 10.625%   7/31/2007      2,880,000
  5,150,000  Jitney-Jungle Stores of America, Sr. Notes                                  12.0%    3/1/2006      1,467,750 (c)
  2,000,000  SBARRO, Inc., Sr. Notes                                                     11.0%   9/15/2009      1,975,000
  5,000,000  Smith's Food & Drug Centers, Pass Through Certificates                      8.64%    7/2/2012      5,172,075
  3,100,000  Stater Brothers Holdings, Sr. Notes                                        10.75%   8/15/2006      3,169,750
                                                                                                            -------------
                                                                                                               14,664,575
                                                                                                            -------------

             Services - 1.0%
  5,200,000  Building One Services Corp., Sr. Subordinated Notes                         10.5%    5/1/2009      4,654,000
    500,000  Discovery Zone, Inc., Sr. Notes                                             13.5%    5/1/2002         52,500 (c)
  2,000,000  Discovery Zone, Inc., Sr. Notes                                             13.5%    8/1/2002         30,000 (c)
  4,250,000  KinderCare Learning Centers, Inc., Sr. Subordinated Notes                    9.5%   2/15/2009      3,995,000
                                                                                                            -------------
                                                                                                                8,731,500
                                                                                                            -------------

             Telecommunications - Data/Internet - 4.1%
  2,750,000  ASAT Finance, LLC, Unit Security                                            12.5%   11/1/2006      2,750,000
  4,900,000  Covad Communications Group, Inc., Sr. Discount Notes,
             Series B                                                             Zero Coupon    3/15/2008      2,768,500
  2,100,000  Cybernet Internet Services International, Sr. Notes                         14.0%    7/1/2009      1,816,500
  1,350,000  Exodus Communications, Inc., Sr. Notes                                     11.25%    7/1/2008      1,387,125
  2,650,000  Exodus Communications, Inc., Sr. Notes                                     11.25%    7/1/2008      2,722,875
  3,100,000  Intersil Corp., Unit Security                                              13.25%   8/15/2009      3,301,500
 12,000,000  Network Associates, Inc., Convertible Bond                                   1.0%   2/13/2018      4,005,000
  4,000,000  PSINet, Inc., Sr. Notes                                                     11.0%    8/1/2009      4,130,000
  5,000,000  Rhythms NetConnections, Inc., Sr. Discount Notes, Series B           Zero Coupon    5/15/2008      2,506,250
  3,000,000  Rhythms NetConnections, Inc., Sr. Notes                                    12.75%   4/15/2009      2,685,000
  2,500,000  Splitrock Services, Inc., Notes, Series B                                  11.75%   7/15/2008      2,318,750
  2,000,000  Verio, Inc., Sr. Notes                                                     11.25%   12/1/2008      2,100,000
  6,400,000  Wam!Net, Inc., Sr. Discount Notes, Series B                          Zero Coupon     3/1/2005      3,872,000
                                                                                                            -------------
                                                                                                               36,363,500
                                                                                                            -------------

             Telecommunications - Wireless - 9.1%
  4,800,000  Airgate PCS, Inc., Sr. Subordinated Notes                            Zero Coupon    10/1/2009      2,502,000
  3,000,000  American Mobile Satellite Corp., Sr. Notes, Series B                       12.25%    4/1/2008      1,695,000
  1,200,000  Arch Communications Group, Inc., Sr. Notes                                 13.75%   4/15/2008        876,000
  3,100,000  CenCall Communications Corp., Sr. Redeemable
             Discount Notes                                                            10.125%   1/15/2004      3,177,500
  3,600,000  Centennial Cellular Operating Co., Sr. Subordinated Notes                  10.75%  12/15/2008      3,771,000
  4,000,000  Clearnet Communications, Inc., Sr. Discount Notes                    Zero Coupon   12/15/2005      3,805,000
  3,500,000  Convergent Communications, Inc., Sr. B Notes                                13.0%    4/1/2008      2,747,500
  3,600,000  Crown Castle International Corp., Sr. Discount Notes                 Zero Coupon    5/15/2011      2,151,000
  2,000,000  Crown Castle International Corp., Sr. Notes                                  9.5%    8/1/2011      1,947,500
  2,800,000  Dobson/Sygnet Communications, Sr. Notes                                    12.25%  12/15/2008      2,996,000
  5,000,000  Dolphin Telecom plc, Sr. Discount Notes (USD)                        Zero Coupon    5/15/2009      2,000,000
  2,000,000  HighwayMaster Communications, Inc., Sr. Notes, Series B                    13.75%   9/15/2005        810,000
  1,800,000  ICO Global Communications, Units                                            15.0%    8/1/2005        405,000 (c)
  2,800,000  Iridium LLC/Capital Corp., Sr. Notes, Series A                              13.0%   7/15/2005        182,000 (c)
  3,150,000  Iridium LLC/Capital Corp., Sr. Notes, Series B                              14.0%   7/15/2005        204,750 (c)
    800,000  Iridium LLC/Capital Corp., Sr. Notes, Series C                             11.25%   7/15/2005         52,000 (c)
  6,000,000  McCaw International, Ltd., Sr. Discount Notes                        Zero Coupon    4/15/2007      3,690,000
  3,800,000  Metrocall, Inc., Sr. Subordinated Notes                                     11.0%   9/15/2008      2,337,000
  4,800,000  Microcell Telecommunications, Inc., Sr. Discount Notes               Zero Coupon     6/1/2006      3,960,000
  8,000,000  Millicom International Cellular, Sr. Discount Notes                  Zero Coupon     6/1/2006      5,820,000
  4,000,000  Mobile Telecommunications Technology, Sr. Notes                             13.5%   2/15/2002      4,550,000
  1,100,000  Nextel Communications, Inc., Sr. Discount Notes                      Zero Coupon    9/15/2007        830,500
  2,000,000  Nextel Communications, Inc., Sr. Discount Notes                      Zero Coupon   10/31/2007      1,450,000
    750,000  Nextel Communications, Inc., Sr. Discount Notes                      Zero Coupon    2/15/2008        536,250
  7,200,000  Orion Network Systems, Inc., Sr. Discount Notes                      Zero Coupon    1/15/2007      3,204,000
  6,200,000  Orion Network Systems, Inc., Sr. Notes                                     11.25%   1/15/2007      4,495,000
  4,800,000  PageMart Nationwide, Inc., Sr. Discount Exchange Notes               Zero Coupon     2/1/2005      4,200,000
  4,700,000  PageMart Wireless, Inc., Sr. Discount Notes                          Zero Coupon     2/1/2008      1,433,500
  2,400,000  Pinnacle Holdings, Inc., Sr. Discount Notes                          Zero Coupon    3/15/2008      1,464,000
  1,950,000  Price Communications Wireless, Inc., Sr. Subordinated Notes                11.75%   7/15/2007      2,140,125
  4,000,000  SpectraSite Holdings, Inc., Sr. Disc. Notes                          Zero Coupon    4/15/2009      2,100,000
    480,118  Teletrac, Inc., Notes                                                        9.0%    1/1/2004        235,258
    113,649  Teletrac, Inc., Sr. Secured Notes                                           10.0%   9/29/2000        114,217
  4,000,000  Tritel PCS, Inc., Sr. Subordinated Discount Notes                    Zero Coupon    5/15/2009      2,420,000
  6,000,000  UNIFI Communications, Inc., Sr. Notes                                       14.0%    3/1/2004         90,000 (c)
  3,850,000  US Unwired, Inc., Sr. Disc. Notes                                    Zero Coupon    11/1/2009      2,079,000
  3,100,000  USA Mobile Communications, Inc., Sr. Notes                                  14.0%   11/1/2004      2,681,500
  2,500,000  VIALOG Corp., Sr. Notes                                                    12.75%  11/15/2001      1,887,500
                                                                                                            -------------
                                                                                                               81,040,100
                                                                                                            -------------

             Telecommunications - Wireline - 13.8%
  2,000,000  Alestra S. de R.L. de C.V., Notes (USD)                                   12.625%   5/15/2009      1,945,000
  2,000,000  Alestra S. de R.L. de C.V., Notes (USD)                                   12.125%   5/15/2006      1,945,000
  6,000,000  Allegiance Telecom, Inc., Sr. Discount Notes, Series B               Zero Coupon    2/15/2008      4,110,000
  2,000,000  Birch Telecom, Inc., Sr. Notes                                              14.0%   6/15/2008      1,990,000
  3,000,000  CapRock Communications Corp., Sr. Notes                                     11.5%    5/1/2009      2,902,500
  2,900,000  Completel Europe N.V., Sr. Disc. Notes (USD)                         Zero Coupon    2/15/2009      1,471,750
  5,000,000  DTI Holdings, Inc., Sr. Discount Notes, Series B                     Zero Coupon     3/1/2008      1,775,000
  2,800,000  Energis plc, Sr. Unsubordinated Notes (USD)                                 9.75%   6/15/2009      2,856,000
  5,150,000  Esprit Telecom Group plc, Sr. Notes (USD)                                   11.5%  12/15/2007      5,175,750
  4,000,000  FirstWorld Communications, Inc., Sr. Discount Notes                  Zero Coupon    4/15/2008      2,160,000
  1,200,000  Global TeleSystems Group, Inc., Sr. Notes                                  9.875%   2/15/2005      1,086,000
  3,800,000  GST Equipment Funding, Inc., Sr. Secured Notes                             13.25%    5/1/2007      3,781,000
  2,000,000  GST Network Funding, Inc., Sr. Disc. Notes                           Zero Coupon     5/1/2008        930,000
  1,000,000  GST Telecommunications, Inc., Sr. Discount Notes                     Zero Coupon   12/15/2005        855,000
  1,200,000  Hyperion Telecommunications, Inc., Sr. Discount Notes,
             Series B                                                             Zero Coupon    4/15/2003      1,035,000
  2,000,000  Hyperion Telecommunications, Inc., Sr. Notes, Series B                     12.25%    9/1/2004      2,135,000
  3,200,000  IntelCom Group Holdings (U.S.A.), Inc., Sr. Discount Notes           Zero Coupon    9/15/2005      2,736,000
  4,750,000  Intermedia Communications, Inc., Sr. Discount Notes, Series B        Zero Coupon     3/1/2009      2,588,750
  1,200,000  Intermedia Communications, Inc., Sr. Notes                                   8.6%    6/1/2008      1,068,000
  3,100,000  Intermedia Communications, Inc., Sr. Notes, Series B                         8.5%   1/15/2008      2,751,250
  2,800,000  Ionica plc, Sr. Notes (USD)                                                 13.5%   8/15/2006         42,000 (c)
  1,900,000  Jazztel plc, Sr. Notes (USD)                                                14.0%    4/1/2009      1,909,500
  8,800,000  Level 3 Communications, Inc., Sr. Discount Notes                     Zero Coupon    12/1/2008      5,192,000
  3,800,000  Logix Communications Ent., Inc., Sr. Notes                                 12.25%   6/15/2008      3,287,000
  2,000,000  Long Distance International, Inc., Sr. Notes                               12.25%   4/15/2008      1,010,000
  2,000,000  McLeodUSA, Inc., Sr. Notes                                                 8.125%   2/15/2009      1,870,000
  2,800,000  Metromedia Fiber Network, Inc., Sr. Notes, Series B                         10.0%  11/15/2008      2,765,000
  4,000,000  MGC Communications, Inc., Sr. Notes, Series B                               13.0%   10/1/2004      3,660,000
  4,000,000  MJD Communications, Inc., Notes, Series B (Variable Rate)                  9.248%    5/1/2008      3,744,000
  3,000,000  Netia Holdings B.V., Sr. Discount Notes, Series B                    Zero Coupon    11/1/2007      1,867,500
  1,600,000  NEXTLINK Communications, Inc., Sr. Notes                                   9.625%   10/1/2007      1,544,000
  3,200,000  NEXTLINK Communications, LLC, Sr. Discount Notes                            12.5%   4/15/2006      3,416,000
  3,600,000  Pathnet, Inc., Sr. Notes                                                   12.25%   4/15/2000      1,962,000
  2,800,000  Phonetel Technologies, Inc., Sr. Notes                                      12.0%  12/15/2006        490,000 (c)
  3,000,000  Poland Telecom Finance B.V., Sr. Notes, Series B (USD)                      14.0%   12/1/2007      2,685,000
  3,600,000  Primus Telecommunications Group, Inc., Sr. Notes                           11.75%    8/1/2004      3,546,000
  4,000,000  Primus Telecommunications Group, Sr. Notes                                 11.25%  11/15/2009      3,740,000
  1,200,000  RSL Communications plc, Bonds (USD)                                         12.0%   11/1/2008      1,206,000
  4,600,000  RSL Communications, Ltd., Units                                            12.25%  11/15/2006      4,600,000
  2,000,000  Startec Global Communications, Inc., Sr. Notes                              12.0%   5/15/2008      1,630,000
  1,900,000  Telegroup, Inc., Sr. Discount Notes                                  Zero Coupon    11/1/2004        807,500 (c)
  2,500,000  Teligent, Inc., Sr. Discount Notes, Series B                         Zero Coupon     3/1/2008      1,318,750
  3,200,000  Teligent, Inc., Sr. Notes                                                   11.5%   12/1/2007      2,956,000
  6,000,000  USN Communications, Inc., Sr. Discount Notes, Series B               Zero Coupon    8/15/2004        405,000 (c)
  2,800,000  VersaTel Telecom B.V., Sr. Notes (USD)                                     13.25%   5/15/2008      2,828,000
  1,200,000  Versatel Telecom International N.V., Sr. Notes (USD)                      11.875%   7/15/2009      1,119,397
  6,500,000  Viatel, Inc., Sr. Discount Notes                                     Zero Coupon    4/15/2008      3,640,000
  5,800,000  Williams Communications Group, Sr. Notes                                  10.875%   10/1/2009      5,974,000
  1,500,000  WinStar Communications, Inc., Sr. Discount Notes                     Zero Coupon   10/15/2005      1,327,500
  1,000,000  WinStar Communications, Inc., Sr. Unsecured Notes                    Zero Coupon   10/15/2005      1,345,000
  3,000,000  Worldwide Fiber, Inc., Sr. Notes                                            12.0%    8/1/2009      3,015,000
  2,000,000  Worldwide Fiber, Inc., Sr. Notes                                            12.5%  12/15/2005      2,055,000
                                                                                                            -------------
                                                                                                              122,254,147
                                                                                                            -------------

             Textiles & Apparel - 1.2%
  3,150,000  CMI Industries, Inc., Sr. Subordinated Notes                                 9.5%   10/1/2003      2,409,750
  5,890,000  Dan River, Inc., Sr. Subordinated Notes                                   10.125%  12/15/2003      5,985,713
  2,400,000  Perry Ellis International, Inc., Sr. Subordinated Notes, Series B          12.25%    4/1/2006      2,322,000
                                                                                                            -------------
                                                                                                               10,717,463
                                                                                                            -------------

             Transportation - 1.5%
  4,000,000  Allied Holdings, Inc., Sr. Notes, Series B                                 8.625%   10/1/2007      3,460,000
  2,000,000  Cenargo International plc, Senior Notes (USD)                               9.75%   6/15/2008      1,705,000
  3,600,000  Equimar Shipholdings, Ltd., First Priority Mtg                             9.875%    7/1/2007      2,214,000
  2,000,000  Transportacion Maritima, Sr. Notes (USD)                                    10.0%  11/15/2006      1,460,000
  5,000,000  Windsor Petroleum, Notes                                                    7.84%   1/15/2021      4,175,000
                                                                                                            -------------
                                                                                                               13,014,000
                                                                                                            -------------
             Total Corporate Bonds (cost $817,642,155)                                                        705,862,396
                                                                                                            -------------

             FOREIGN GOVERNMENT BONDS - 0.4% (a,e)
  4,000,000  Brazil (Federative Republic), Bonds (cost $3,964,415)                     11.625%   4/15/2004      3,830,000
                                                                                                            -------------


   Shares
 ----------
             PREFERRED STOCKS - 11.1% (a,b)
             Convertible - 2.6%
     10,000  Adelphia Communications Corp., Convertible Preferred Stock, Series D                               1,710,000
     40,000  CalEnergy Capital Trust III, Convertible Preferred Stock                                           1,555,000
     60,000  Caremark RX Capital Trust I, Convertible Preferred Stock                                           3,000,000
     46,000  Chesapeake Energy Corp., Convertible Preferred Stock                                               1,529,500
     20,000  Emmis Communications Corp., Convertible Preferred Stock, Series A                                  1,120,000
     16,000  Global Crossing Holdings, Ltd., Convertible Preferred Stock                                        1,600,000
     50,000  Host Marriott Financial Trust, Convertible Preferred Stock                                         1,675,000
     30,000  Intermedia Communications, Inc., Convertible Preferred Stock                                         723,750
     40,000  Owens - Illinois, Inc., Convertible Preferred Stock                                                1,320,000
     46,000  PSINet, Inc., Convertible Preferred Stock, Series C                                                1,857,250
     29,500  Sinclair Broadcast Group, Inc., Convertible Preferred Stock                                        1,003,000
     33,500  TIMET Capital Trust I, Convertible Preferred Stock                                                   481,563
     58,500  Treev, Inc., Convertible Preferred Stock, Series A                                                   380,250
     40,000  UnitedGlobalCom, Inc., Convertible Preferred Stock                                                 2,410,000
     60,000  USX Corp. (Marathon Group), Convertible Preferred Stock                                              600,000
     35,000  Verio, Inc., Convertible Preferred Stock                                                           1,680,000
                                                                                                            -------------
                                                                                                               22,645,313
                                                                                                            -------------

             Non-Convertible - 8.5%
     17,881  CapStar Communications, Inc., Exchangeable Payment-In-Kind Preferred Stock, Series E               2,132,309
     18,145  Century Maintenance Supply, Inc., Payment-In-Kind Preferred Stock                                  1,837,181
     65,000  Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A                    3,396,250
     22,555  Cluett American Corp., Preferred Stock                                                             1,161,583
     48,270  Communications & Power Industries, Inc., Preferred Stock, Series B                                 3,921,938
     50,995  CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                5,520,209
     22,952  CSC Holdings, Inc., Preferred Stock                                                                2,473,078
      2,192  Cumulus Media, Inc., Preferred Stock, Series A                                                     2,416,680
      5,539  Dobson Communications Corp., Payment-In-Kind Preferred Stock                                       5,608,238
     40,000  Global Crossing Holdings, Ltd., Payment-In-Kind Preferred Stock                                    4,230,000
      5,620  ICG Holdings, Inc., Preferred Stock                                                                5,128,250
      3,441  Intermedia Communications, Inc., Preferred Stock                                                   3,139,913
      3,534  IXC Communications, Inc., Preferred Stock                                                          3,816,720
      1,200  J Crew Group, Preferred Stock                                                                      1,020,000
     16,000  Jitney-Jungle Stores of America, Sr. Exchangeable Preferred Stock, Class A                                 0
     45,307  Nebco Evans Holdings Co., Payment-In-Kind, Preferred Stock                                         1,370,537
      1,265  Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series D                             1,356,713
      3,479  Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series E                             3,592,068
     80,883  NEXTLINK Communications, Inc., Payment-In-Kind Preferred Stock                                     4,145,254
      4,832  Paxson Communications Corp., Payment-In-Kind Preferred Stock                                       4,892,400
     27,500  PRIMEDIA, Inc., Exchangeable Preferred Stock, Series H                                             2,413,125
     36,500  PRIMEDIA, Inc., Preferred Stock, Series D                                                          3,531,375
     17,000  PRIMEDIA, Inc., Preferred Stock, Series F                                                          1,555,500
    122,500  River Bank Asset, Inc., Preferred Stock, Series A                                                  1,868,125
      3,006  R&B Falcon Corp., Payment-In-Kind Preferred Stock                                                  2,968,425
      2,000  WinStar Communications, Inc., Payment-In-Kind Preferred Stock, Series C                            1,585,000
                                                                                                            -------------
                                                                                                               75,080,871
                                                                                                            -------------
             Total Preferred Stocks (cost $112,212,176)                                                        97,726,184
                                                                                                            -------------

             COMMON STOCKS & STOCK WARRANTS - 3.9% (a,b)
      9,200  Adelphia Business Solutions, Stock Warrants                                                        1,611,150
      4,000  Airgate PCS, Inc., Stock Warrants                                                                    360,000
      6,800  Allegiance Telecom, Inc., Stock Warrants                                                             646,850
      3,000  American Mobile Satellite Corp., Stock Warrants                                                       54,375
      2,400  American Telecasting, Inc., Stock Warrants                                                                24
     41,666  Arch Communications Group, Inc., Common Stock                                                        208,330
    216,056  Arch Communications Group, Inc., Stock Warrants                                                      118,831
      2,400  Australis Holdings Pty., Ltd., Stock Warrants                                                             24 (d)
     10,920  Australis Media, Ltd., Stock Warrants                                                                    109 (d)
      2,000  Birch Telecom, Inc., Stock Warrants                                                                  100,000
     12,000  Classic Communications, Inc., Common Stock                                                           200,040
     23,925  Clearnet Communications, Inc., Stock Warrants                                                        505,786
      1,890  Communications & Power Industries, Inc., Common Stock                                                284,445 (d)
     29,000  Completel Holdings, LLC, Common Stock, Class B                                                        29,000
     13,009  Consolidated Hydro, Inc., Stock Warrants, Class B                                                      9,757
      8,444  Consolidated Hydro, Inc., Stock Warrants, Class C                                                      2,111
     18,900  Convergent Communications Corp., Common Stock                                                        189,000
      2,233  CS Wireless Systems, Inc., Common Stock                                                                  306 (d)
      2,100  Cybernet Internet Services International, Stock Warrants                                             210,000
     19,000  Discovery Zone, Inc., Stock Warrants                                                                   2,565 (d)
     21,000  DTI Holdings, Inc., Stock Warrants                                                                     2,520
     11,700  E. Spire Communications, Inc., Stock Warrants                                                        733,053
      4,000  FirstWorld Communications, Stock Warrants                                                            280,500
    112,013  Gaylord Container Corp., Common Stock, Class A                                                       630,073
    154,623  Gaylord Container Corp., Stock Warrants                                                              927,738
    250,000  Granite Broadcasting Corp., Common Stock                                                           3,218,750
     25,274  Harvard Industries, Inc., Stock Warrants                                                               6,775 (d)
      2,000  HighwayMaster Communications, Inc., Stock Warrants                                                       750
     55,000  IntelCom Group Communications, Inc., Common Stock                                                    900,625
     50,335  IntelCom Group (U.S.A.), Inc., Stock Warrants                                                        560,707
      4,100  Intermedia Communications of Florida, Stock Warrants                                                 370,025
      4,238  Intermedia Communications, Inc., Common Stock                                                        110,188
     10,200  Ionica plc, Stock Warrants (USD)                                                                         102 (d)
      2,000  Iridium World Communications, Stock Warrants                                                             500
      9,500  Jazztel plc, Stock Warrants (USD)                                                                    384,750
      2,000  Long Distance International, Inc., Stock Warrants                                                         20
     30,000  Magellan Health Services, Inc., Common Stock                                                         181,875
      7,100  McCaw International, Ltd., Stock Warrants                                                             29,288
     40,000  MCI Worldcom, Inc., Common Stock                                                                   3,432,500
     16,976  MGC Communications, Inc., Common Stock                                                               466,840
     27,200  Microcell Telecommunications, Inc., Stock Warrants                                                 1,162,800
      2,800  OnePoint Communications Corp., Stock Warrants                                                          3,150
      2,800  ONO Finance, plc., Cash Rights (USD)                                                                 168,000
     26,250  PageMart Nationwide, Inc., Common Stock                                                              157,500
    112,000  PageMart Wireless, Inc., Common Stock, Class A                                                       623,000
      3,600  Pathnet, Inc., Stock Warrants                                                                         36,450
      3,000  Poland Telecom Finance B.V., Stock Warrants (USD)                                                    121,500
    100,645  Price Communications Corp., Common Stock                                                           2,189,029
      3,200  Primus Telecommunications Group, Inc., Stock Warrants                                                 80,400
     19,360  Protection One Alarm Monitoring, Stock Warrants                                                       79,860
      6,000  RSL Communications, Ltd., Stock Warrants                                                             474,750
      2,800  R&B Falcon Corp., Stock Warrants                                                                     561,400
      6,000  SF Holdings Group, Inc., Common Stock                                                                    810
      3,200  Splitrock Services, Inc., Stock Warrants                                                             394,400
    100,663  Star Gas Partners, LP, Common Stock                                                                1,673,522
      2,000  Startec Global Communications, Inc., Stock Warrants                                                    5,500
    308,649  Teletrac, Inc., Common Stock                                                                         154,325
    113,649  Teletrac, Inc., Stock Warrants                                                                         1,136
      4,036  TREEV, Inc., Common Stock                                                                             12,360
      4,600  UIH Australia/Pacific, Inc., Stock Warrants                                                          138,000
      6,000  UNIFI Communications, Inc., Stock Warrants                                                               810 (d)
     70,000  UnitedGlobalCom, Inc., Common Stock, Class A                                                       6,090,000
     44,000  USN Communications, Inc., Stock Warrants                                                               5,940 (d)
      2,800  VersaTel Telecom B.V., Stock Warrants (USD)                                                          419,300
      1,100  Vialog Corp., Stock Warrants                                                                          49,500
     65,000  Viatel, Inc., Common Stock                                                                         2,169,375
     18,300  Wam!Net, Inc., Stock Warrants                                                                        416,325
     26,181  Wherehouse Entertainment, Inc., Stock Warrants, Class A                                              199,630
      4,545  Wherehouse Entertainment, Inc., Stock Warrants, Class B                                               17,612
      4,545  Wherehouse Entertainment, Inc., Stock Warrants, Class C                                                7,386
    417,436  Wilshire Financial Services Group, Inc., Common Stock                                                600,064
     13,800  Wireless One, Inc., Stock Warrants                                                                       138
                                                                                                            -------------
             Total Common Stocks & Stock Warrants (cost $32,790,078)                                           34,784,254
                                                                                                            -------------


 Principal
  Amount
 --------
             SHORT-TERM SECURITIES - 5.2% (a)
             Commercial Paper
$14,600,000  Great Lakes Chemical Corp.                                                  5.31%   11/1/1999     14,600,000
 32,000,000  UBS Finance Delaware, Inc.                                                  5.31%   11/1/1999     32,000,000
                                                                                                            -------------
             Total Short-Term Securities (at amortized cost)                                                   46,600,000
                                                                                                            -------------
             Total Investments (cost $1,013,208,824)                                                         $888,634,834 (f)
                                                                                                            =============
Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood High Yield Fund.
(b) Currently non-income producing.
(c) Currently non-income producing and in default.
(d) Denotes restricted securities. These securities have been valued from the date of acquisition through October 31, 1999, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of October 31, 1999:



                                                                          Aquisition
                    Security                                                 Date        Cost
                   ------------                                         ------------ ------------
Australis Holdings Pty., Ltd., Stock Warrants                              3/27/97    $       0
Australis Media, Ltd., Stock Warrants                                       1/2/97            0
Communications & Power Industries, Inc., Common Stock                       8/2/95      172,871
CS Wireless Systems, Inc., Common Stock                                   12/11/96       15,070
Discovery Zone, Inc., Stock Warrants                                       3/12/98      222,660
Harvard Industries, Inc., Stock Warrants                                   5/14/92    6,669,341
Ionica plc, Stock Warrants                                                  8/1/96      664,784
UNIFI Communications, Inc., Stock Warrants                                 8/13/97      123,449
USN Communications, Inc., Stock Warrants                                   8/13/97          373

(e) Denominated in U.S. dollars.
(f) At October 31, 1999, the aggregate cost of securities for federal tax purposes was $1,015,596,556 and the net unrealized depreciation of investments based on that cost was $126,961,722 which is comprised of $34,236,805 aggregate gross unrealized appreciation and $161,198,527 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD INCOME FUND
Portfolio of Investments
October 31, 1999

    Principal                                                                                      Maturity
     Amount                                                                            Rate          Date          Value
  ------------                                                                       --------    -----------  -----------
             CORPORATE BONDS - 55.2% (a)
             Aerospace - 2.7%
 $8,000,000  Lockheed Martin Corp., Notes                                                 7.7%    6/15/2008 $   7,926,863
  3,000,000  Raytheon Co., Notes                                                         6.45%    8/15/2002     2,952,363
  2,000,000  Raytheon Co., Notes                                                         6.75%    8/15/2007     1,902,296
  4,000,000  United Defense Industries, Inc., Sr. Subordinated Notes                     8.75%   11/15/2007     3,800,000
  3,500,000  United Technologies Corp., Notes                                             7.0%    9/15/2006     3,520,192
                                                                                                            -------------
                                                                                                               20,101,714
                                                                                                            -------------

             Airlines - 0.5%
  4,000,000  American Airlines, Inc., Pass Through Certificates,
             Series 1999-1-A2                                                           7.324%  10/15/2009      3,981,300
                                                                                                            -------------

             Automotive - 2.4%
  3,500,000  DaimlerChrysler North America Holdings, Notes                                7.2%    9/1/2009      3,509,944
  5,000,000  Ford Motor Credit Co., Notes                                               6.375%   10/6/2000      5,004,475
  2,000,000  General Motors Acceptance Corp., Unsecured Notes                           7.125%    5/1/2003      2,030,000
  7,000,000  Toyota Motor Credit Corp., Notes (USD)                                     5.625%  11/13/2003      6,726,783
                                                                                                            -------------
                                                                                                               17,271,202
                                                                                                            -------------

             Bank & Finance - 11.2%
  3,000,000  Abbey National plc, Subordinated Debentures (USD)                           7.95%  10/26/2029      3,072,603
  7,000,000  Associates Corp. of North America, Bonds                                     5.8%   4/20/2004      6,731,088
  4,000,000  Bank One Corp., Notes                                                      6.875%    8/1/2006      3,945,232
  3,000,000  BankAmerica Corp., Sr. Notes                                               5.875%   2/15/2009      2,741,043
  3,500,000  Chase Manhattan Corp., Subordinated Notes                                  9.375%    7/1/2001      3,656,153
  3,000,000  CIT (The) Group, Inc., Notes                                                 5.5%   2/15/2004      2,837,166
  1,500,000  Conseco, Inc., Notes                                                         9.0%  10/15/2006      1,511,685
  2,500,000  Conseco, Inc., Notes                                                         8.5%  10/15/2002      2,506,740
  8,000,000  Equitable Life Assurance Society of the United States,
             Surplus Notes                                                               6.95%   12/1/2005      7,866,184
  3,000,000  Fidelity Investments, Debentures                                            7.49%   6/15/2019      2,983,959
  4,500,000  FINOVA Capital Corp., Notes                                                 7.25%   7/12/2006      4,470,170
  7,000,000  Metropolitan Life Insurance Co., Surplus Notes                               7.7%   11/1/2015      7,012,075
  3,000,000  National Westminster Bank plc, Subordinated Notes (USD)                    7.375%   10/1/2009      2,990,661
  9,000,000  New York Life Insurance Co., Surplus Notes                                   6.4%  12/15/2003      8,845,290
  4,000,000  PNC Funding Corp., Subordinated Notes                                        7.5%   11/1/2009      4,040,680
  7,000,000  Prudential Insurance Co. of America, Capital Notes                         6.875%   4/15/2003      6,953,009
  2,000,000  ReliaStar Financial Corp., Notes                                             8.0%  10/30/2006      2,035,354
  3,500,000  Wachovia Corp., Subordinated Notes                                         5.625%  12/15/2008      3,139,885
  4,500,000  Wells Fargo Capital, Capital Trust Preferred Securities                     7.73%   12/1/2026      4,303,256
                                                                                                            -------------
                                                                                                               81,642,233
                                                                                                            -------------

             Broadcasting & Media - 2.5%
  3,000,000  CBS Corp., Notes                                                           8.875%    6/1/2001      3,093,267
  2,000,000  Chancellor Media Corp., Sr. Notes                                            8.0%   11/1/2008      1,985,000
    450,000  Clear Channel Communications, Convertible Sr. Notes                        2.625%    4/1/2003        633,375
  3,600,000  CSC Holdings, Inc., Sr. Notes                                               7.25%   7/15/2008      3,397,500
  5,000,000  TCI Communications, Inc., Sr. Notes                                       10.125%    8/1/2001      5,299,100
  3,500,000  Time Warner, Inc., Debentures                                              9.125%   1/15/2013      3,898,125
                                                                                                            -------------
                                                                                                               18,306,367
                                                                                                            -------------

             Chemicals - 0.8%
  4,000,000  Monsanto Company, Bonds                                                      6.5%  12/01/2018      3,539,708
  2,000,000  Union Carbide Corp., Notes                                                   6.7%    4/1/2009      1,921,344
                                                                                                            -------------
                                                                                                                5,461,052
                                                                                                            -------------

             Computers & Office Equipment - 0.7%
    800,000  Credit Suisse First Boston, Convertible Medium Term Notes
             (Cisco Systems, Inc.)                                                        1.0%   4/21/2009        938,000
  4,000,000  Texas Instruments, Inc., Sr. Notes                                           7.0%   8/15/2004      3,984,064
                                                                                                            -------------
                                                                                                                4,922,064
                                                                                                            -------------

             Conglomerates - 2.7%
    750,000  Credit Suisse First Boston, Convertible Medium Term Notes
             (General Electric)                                                          2.25%    5/5/2003        962,813
  4,500,000  Dover Corp., Debentures                                                     6.65%    6/1/2028      4,091,544
 11,000,000  General Electric Capital Corp., Debentures                                  8.85%    4/1/2005     11,922,064
  3,000,000  Pentair, Inc., Sr. Notes                                                    7.85%  10/15/2009      2,986,041
                                                                                                            -------------
                                                                                                               19,962,462
                                                                                                            -------------

             Construction & Home Building - 0.3%
  2,000,000  American Standard Co., Inc., Notes                                         7.375%   4/15/2005      1,865,000
                                                                                                            -------------

             Containers & Packaging - 0.4%
  3,000,000  Owens-Illinois, Inc., Sr. Notes                                             7.85%   5/15/2004      2,945,712
                                                                                                            -------------

             Drugs & Health Care - 1.3%
    650,000  Athena Neurosciences, Inc., Convertible Notes                               4.75%  11/15/2004        643,500
    100,000  Athena Neurosciences, Inc., Convertible Notes                               4.75%  11/15/2004         99,000
  4,000,000  Becton, Dickinson, & Co., Debentures                                         6.7%    8/1/2028      3,525,884
  4,000,000  Bristol Myers Squibb Co., Debentures                                        7.15%   6/15/2023      3,970,712
  1,000,000  Roche Holdings, Inc., Convertible Notes                              Zero Coupon    4/20/2010        608,750
    750,000  Swiss Life Finance, Ltd., Convertible Notes
             (Glaxo Wellcome plc)                                                         2.0%   5/20/2003        754,688
                                                                                                            -------------
                                                                                                                9,602,534
                                                                                                            -------------

             Electric Utilities - 7.4%
  1,500,000  AES (The) Corp., Sr. Subordinated Notes                                    10.25%   7/15/2006      1,518,750
  2,000,000  CalEnergy Company, Inc., Sr. Notes                                          7.63%  10/15/2007      2,010,030
  2,000,000  CalEnergy Company, Inc., Sr. Notes                                          6.96%   9/15/2003      1,983,958
  2,500,000  Calpine Corp., Sr. Notes                                                   7.875%    4/1/2008      2,381,250
  5,832,000  Cleveland Electric Illumination Co., First Mortgage Bonds                  7.625%    8/1/2002      5,868,328
  3,000,000  CMS Energy Corp., Sr. Notes                                                  8.0%    7/1/2001      2,981,937
  4,000,000  CMS Energy Corp., Sr. Unsecured Notes                                      8.125%   5/15/2002      4,014,860
  4,500,000  Commonwealth Edison Co., Notes                                             7.625%   1/15/2007      4,557,474
  2,000,000  Connecticut Light & Power Co., First Refunding
             Mortgage Bonds, Series 97C                                                  7.75%    6/1/2002      2,028,736
  4,000,000  Consolidated Edison Co. NY, Inc., Debentures                                6.45%   12/1/2007      3,845,796
  4,000,000  East Coast Power, LLC, Sr. Notes, Series B                                 7.066%   3/31/2012      3,609,384
    945,740  East Coast Power, LLC, Sr. Notes, Series C                                 6.737%   3/31/2008        898,895
  4,000,000  National Rural Utilities, Medium Term Notes                                 5.75%   12/1/2008      3,646,336
  3,780,489  Niagara Mohawk Power Corp., Sr. Notes, Series C                            7.125%    7/1/2001      3,785,286
  4,000,000  NRG Energy, Inc., Sr. Notes                                                  7.5%   6/15/2007      3,822,756
  3,000,000  PSEG Capital Corp., Medium Term Notes                                       6.25%   5/15/2003      2,907,243
  4,500,000  Texas Utilities Electric Co., Debentures                                    7.17%    8/1/2007      4,460,198
                                                                                                            -------------
                                                                                                               54,321,217
                                                                                                            -------------

             Electronics - 0.4%
  3,000,000  Corning, Inc., Notes                                                         6.3%    3/1/2009      2,820,855
                                                                                                            -------------

             Food & Beverage - 2.5%
  4,500,000  Archer Daniels Midland Co., Bonds                                           6.75%  12/15/2027      4,084,092
  4,500,000  ConAgra, Inc., Sr. Notes                                                     5.5%  10/15/2002      4,357,661
  3,500,000  Fred Meyer, Inc., Notes                                                    7.375%    3/1/2005      3,505,572
  3,000,000  Kroger (The) Co., Sr. Notes                                                 8.15%   7/15/2006      3,087,918
  3,500,000  Pepsi Bottling Group, Inc., Sr. Notes, Series B                              7.0%    3/1/2029      3,246,180
                                                                                                            -------------
                                                                                                               18,281,423
                                                                                                            -------------

             Hospital Management - 0.4%
  3,000,000  Tenet Healthcare Corp., Sr. Notes                                          7.875%   1/15/2003      2,883,750
                                                                                                            -------------
             Household Products - 0.3%
  2,500,000  Playtex Products, Inc., Unsecured Sr. Notes, Series B                      8.875%   7/15/2004      2,487,500
                                                                                                            -------------

             Natural Gas - 1.1%
  8,000,000  Columbia Gas Systems, Inc., Notes, Series A                                 6.39%  11/28/2000      8,000,448
                                                                                                            -------------

             Oil & Gas - 4.7%
  3,000,000  Coastal Corp., Sr. Debentures                                              6.375%    2/1/2009      2,786,997
  3,000,000  Conoco, Inc., Notes                                                          5.9%   4/15/2004      2,897,952
  2,500,000  Conoco, Inc., Notes                                                         6.95%   4/15/2029      2,335,610
    500,000  Diamond Offshore Drilling, Inc., Convertible Subordinated Notes             3.75%   2/15/2007        512,500
  3,000,000  Dynegy, Inc., Sr. Notes                                                     7.45%   7/15/2006      2,983,416
  3,000,000  El Paso Natural Gas Co., Sr. Notes                                          6.75%   5/15/2009      2,855,424
  2,000,000  Enron Corp., Notes                                                         7.125%   5/15/2007      1,959,040
    970,130  Mobil Oil Corp., ESOP Sinking Fund Debentures                               9.17%   2/29/2000        980,092
  2,000,000  Newfield Exploration Co., Sr. Notes, Series B                               7.45%  10/15/2007      1,873,544
  2,000,000  Noble Drilling Corp., Sr. Notes                                             6.95%   3/15/2009      1,936,508
  1,000,000  Oryx Energy Co., Notes                                                     8.125%  10/15/2005      1,033,005
  3,000,000  Oryx Energy Co., Notes                                                     8.375%   7/15/2004      3,133,596
  2,000,000  Pemex Finance, Ltd., Notes                                                  8.45%   2/15/2007      1,950,250
  2,500,000  Pemex Finance, Ltd., Notes, Series 1999-2-A5                                9.14%   8/15/2004      2,495,188
    500,000  Swiss Life Finance, Ltd., Convertible Bonds
             (Royal Dutch Petroleum Co.)                                                  2.0%   5/20/2005        495,625
  2,000,000  Triton Energy, Ltd., Sr. Notes                                              8.75%   4/15/2002      1,990,000
  2,500,000  Union Pacific Resources Group, Notes                                         7.3%   4/15/2009      2,442,055
                                                                                                            -------------
                                                                                                               34,660,802
                                                                                                            -------------

             Paper & Forest Products - 0.3%
  2,000,000  Weyerhaeuser Co., Debentures                                                6.95%   10/1/2027      1,852,958
                                                                                                            -------------

             Pollution Control - 0.6%
  5,000,000  Waste Management, Inc., Notes                                              6.625%   7/15/2002      4,594,180
                                                                                                            -------------

             Publishing & Printing - 0.2%
  1,500,000  PRIMEDIA, Inc., Sr. Notes                                                  7.625%    4/1/2008      1,402,500
                                                                                                            -------------

             Retail - 4.5%
    300,000  Costco Companies, Inc., Convertible Subordinated Notes               Zero Coupon    8/19/2017        286,500
    600,000  Costco Companies, Inc., Subordinated Notes                           Zero Coupon    8/19/2007        573,000
  6,500,000  Dayton Hudson Corp., Notes                                                   6.4%   2/15/2003      6,439,160
  2,000,000  Federated Department Stores, Inc., Debentures                                6.9%    4/1/2029      1,776,400
  4,000,000  Federated Department Stores, Sr. Notes                                       8.5%   6/15/2003      4,176,812
  4,000,000  Penney (J.C.) Co., Inc., Notes                                              6.95%    4/1/2000      4,013,092
  5,500,000  Rite Aid Corp., Notes                                                      6.125%  12/15/2008      3,602,500
  8,000,000  Safeway, Inc., Notes                                                         7.0%   9/15/2002      8,018,800
  4,000,000  Wal-Mart Stores, Inc., Notes                                               6.875%   8/10/2009      4,022,544
                                                                                                            -------------
                                                                                                               32,908,808
                                                                                                            -------------

             Services - 0.9%
  3,000,000  ARAMARK Services, Inc., Notes                                                7.0%   7/15/2006      2,860,557
  4,000,000  Cendant Corp., Notes                                                        7.75%   12/1/2003      3,994,280
                                                                                                            -------------
                                                                                                                6,854,837
                                                                                                            -------------

             Telecommunications - 4.6%
  1,000,000  Alestra S. de R. L. de C. V., Notes (USD)                                 12.125%   5/15/2006        972,500
  4,000,000  AT&T Corp.-Liberty Media Group, Notes                                        6.0%   3/15/2009      3,700,000
  3,000,000  AT&T Corp.-Liberty Media Group, Notes                                        6.5%   3/15/2029      2,640,000
    750,000  Bell Atlantic Financial Services Corp., Sr. Exchange Notes                  5.75%    4/1/2003        744,375
  3,000,000  Cable & Wireless Communications Corp., Notes (USD)                         6.625%    3/6/2005      3,018,069
  3,000,000  Comcast Cable Communications, Notes                                        8.125%    5/1/2004      3,097,134
  2,500,000  GTE Corp., Debentures                                                       6.36%   4/15/2006      2,429,395
  3,500,000  LCI International, Inc., Sr. Notes                                          7.25%   6/15/2007      3,433,042
  1,500,000  Qwest Communications International, Inc., Sr. Notes, Series B                7.5%   11/1/2008      1,477,500
  4,500,000  U.S. West Capital Funding, Inc., Notes                                      6.25%   7/15/2005      4,293,954
  3,000,000  U.S. West Communications, Inc., Bonds                                        7.2%   11/1/2004      3,028,146
  3,000,000  Williams Communications Group, Sr. Notes                                  10.875%   10/1/2009      3,090,000
  2,000,000  WorldCom, Inc., Sr. Notes                                                    6.4%   8/15/2005      1,945,354
                                                                                                            -------------
                                                                                                               33,869,469
                                                                                                            -------------

             Textiles & Apparel - 0.4%
  3,000,000  Levi Strauss & Co., Notes                                                    6.8%   11/1/2003      2,639,895
                                                                                                            -------------

             Transportation - 1.4%
  4,000,000  Burlington Northern Santa Fe, Inc., Notes                                  6.125%   3/15/2009      3,689,060
  3,990,010  Federal Express Corp., Series 1998-1-A, Class B                             6.75%   1/15/2022      3,732,954
  3,000,000  Union Pacific Corp., Medium Term Notes, Series E                           6.790%   11/9/2007      2,896,359
                                                                                                            -------------
                                                                                                               10,318,373
                                                                                                            -------------
             Total Corporate Bonds (cost $418,299,051)                                                        404,369,530
                                                                                                            -------------

             ASSET-BACKED SECURITIES - 8.1% (a)
  8,000,000  AESOP Funding II L.L.C., Rental Car Notes, Series 1997-1,
             Class A-2                                                                    6.4%  10/20/2003      7,924,920
    948,824  Chase Manhattan Grantor Trust, Series 1996-B-A                              6.61%   9/15/2002        950,869
  4,000,000  Com-Ed Transitional Funding Trust, Series 1998-1-A6                         5.63%   6/25/2009      3,761,460
  4,152,749  CS First Boston Mortgage Security Corp., Series 1996-2,
             Class A4                                                                    6.62%   9/25/2009      4,139,564
 10,000,000  Discover Card Master Trust I, Series 1996-3-A                               6.05%   8/18/2008      9,637,150
  5,000,000  Discover Card Master Trust I, Series 1998-7A                                 5.6%   5/15/2006      4,805,625
 13,000,000  Standard Credit Master Trust 1, Credit Card
             Participation Certificates, Series 1995-9-A                                 6.55%   10/7/2007     12,859,015
 15,000,000  World Financial Network Credit Card Master Trust,
             Series 1996-B                                                               6.95%   4/15/2006     15,171,675
                                                                                                            -------------
             Total Asset-Backed Securities (cost $59,959,096)                                                  59,250,278
                                                                                                            -------------

             FOREIGN GOVERNMENT BONDS - 3.5% (a,b)
  2,500,000  British Columbia (Province of), Unsubordinated Notes                       5.375%  10/29/2008      2,247,325
  3,500,000  Korea Development Bank, Bonds                                              7.375%   9/17/2004      3,409,182
  5,000,000  Korea Development Bank, Unsecured Bonds                                    6.625%  11/21/2003      4,779,055
  1,000,000  Korea (Republic of), Bonds                                                 8.875%   4/15/2008      1,042,293
  5,500,000  Ontario (Province of) Canada, Sr. Bonds                                    7.375%   1/27/2003      5,628,370
  5,000,000  Ontario (Province of) Canada, Sr. Notes                                      5.5%   10/1/2008      4,538,650
  4,000,000  Philippines (Republic of), Bonds                                             9.5%  10/21/2024      4,065,000
                                                                                                            -------------
             Total Foreign Government Bonds (cost $25,546,109)                                                 25,709,875
                                                                                                            -------------

             MORTGAGE-BACKED SECURITIES - 7.2% (a)
  6,999,794  Federal Home Loan Mortgage Corp., Participation Certificates                 6.0%    7/1/2013      6,744,932
  9,614,604  Federal Home Loan Mortgage Corp., Participation Certificates                 6.0%    4/1/2011      9,314,052
  7,360,280  Federal Home Loan Mortgage Corp., Participation Certificates                 6.0%    3/1/2011      7,130,198
 12,000,000  Federal National Mortgage Association,
             Participation Certificates                                                   6.5%  11/15/2029     11,512,500 (c)
 19,695,691  Government National Mortgage Association, Modified
             Pass Through Certificates                                                    6.0%   4/15/2029     18,292,964
                                                                                                            -------------
             Total Mortgage-Backed Securities (cost $53,788,154)                                               52,994,646
                                                                                                            -------------

             U.S. GOVERNMENT AGENCY - 3.7% (a)
  1,000,000  Federal Home Loan Mortgage Corp., Notes                                    5.125%  10/15/2008        899,304
  8,200,000  Federal Home Loan Mortgage Corp., Notes                                    6.625%   9/15/2009      8,168,348
 17,000,000  Federal National Mortgage Association, Notes                                5.75%   4/15/2003     16,695,445
  1,000,000  Federal National Mortgage Association, Notes                                5.75%   2/15/2008        943,867
                                                                                                            -------------
             Total U.S. Government Agency (cost $27,042,819)                                                   26,706,964
                                                                                                            -------------

             U.S. GOVERNMENT - 16.9% (a)
 91,000,000  U.S. Treasury Bonds                                                  5.25%-12.75%   2010-2028    102,877,827
 20,500,000  U.S. Treasury Notes                                                     6.0%-7.0%   2006-2009     20,795,167 (d)
                                                                                                            -------------
             Total U.S. Government (cost $133,112,891)                                                        123,672,994
                                                                                                            -------------

  Shares
 --------
             COMMON STOCKS - 0.1% (a)
     10,000  Federal National Mortgage Association, Common Stock (cost $632,787)                                  707,500
                                                                                                            -------------
             PREFERRED STOCKS - 0.7% (a)
      7,000  CVS Corp., Convertible Preferred Stock                                                               535,500
      9,500  El Paso Energy Capital Trust I, Convertible Preferred Stock                                          503,500
      9,500  Georgia-Pacific Corp., Convertible Unit Security                                                     410,875
      8,000  Global Crossing Holdings, Ltd., Convertible Preferred Stock                                          800,000
      7,000  Houston Industries, Inc., Convertible Preferred Stock                                                803,250
     35,000  MediaOne Group, Inc., Convertible Preferred Stock                                                  1,599,063
      1,000  Newell Financial Trust I, Convertible Preferred Stock                                                 44,375
      9,000  Newell Financial Trust I, Convertible Preferred Stock (144A)                                         399,375
      7,500  Unocal Capital Trust, Convertible Preferred Stock                                                    393,750
                                                                                                            -------------
             Total Preferred Stocks (cost $4,733,580)                                                           5,489,688
                                                                                                            -------------


 Principal
  Amount
 --------
             SHORT-TERM SECURITIES - 4.6% (a)
             Commercial Paper
$17,000,000  American General Corp.                                                      5.32%   11/1/1999     17,000,000
 16,800,000  Electronic Data Systems Corp.                                               5.32%   11/1/1999     16,800,000
                                                                                                            -------------
             Total Short-Term Securities (at amortized cost)                                                   33,800,000
                                                                                                            -------------
             Total Investments (cost $756,914,487)                                                           $732,290,600 (e)
                                                                                                            =============
Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Income Fund.

(b) Denominated in U.S. dollars.

(c) Denotes investments purchased on a when-issued basis.

(d) At October 31, 1999, U.S. Treasury Notes valued at $882,406 were pledged as initial margin deposit on the following financial futures contracts:


                                                                                  Notional
                           Number of     Expiration                  Market      Principal    Unrealized
Type                       Contracts        Date       Position      Value         Amount        Loss
-------                    ---------     ----------    --------    -----------  -----------   -----------
U.S. Treasury Bond Futures    260       December 1999    Long      $29,534,375  $29,706,875    $172,500

(e) At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $757,369,858 and the net unrealized depreciation of investments based on that cost was $25,079,258 which is comprised of $4,722,020 aggregate gross unrealized appreciation and $29,801,278 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Portfolio of Investments
October  31, 1999

   Principal                                                                                     Maturity
    Amount                                                                            Rate         Date            Value
--------------                                                                    -------------  ----------   ------------
             LONG-TERM MUNICIPAL SECURITIES - 99.3% (a)
             Arizona - 0.8%
 $1,700,000  Pima County, Arizona (Catalina Foothills Unified School
             District #16), Unlimited Tax General Obligation Bonds,
             Insured by MBIA                                                              8.9%    7/1/2005     $2,037,084
  1,000,000  Pinal County, Arizona, Unified School District No. 43,
             (Apache Junction), School Improvement Bonds, Series 1996-A,
             Insured by FGIC                                                              5.8%    7/1/2011      1,031,480
    100,000  Sedona, Arizona Wastewater Municipal Property Corp.,
             Excise Tax Revenue Bonds,  Insured by MBIA                                 5.375%    7/1/2015         97,158
     40,000  Tucson, Arizona, Prerefunded General Obligation Bonds,
             Insured by FGIC                                                              6.1%    7/1/2012         42,431 (b)
  1,460,000  Tucson, Arizona, Unrefunded General Obligation Unlimited Bonds,
             Insured by FGIC                                                              6.1%    7/1/2012      1,523,466
                                                                                                            -------------
                                                                                                                4,731,619
                                                                                                            -------------

             Arkansas - 1.1%
  1,340,000  Arkansas Development Finance Authority, Correctional Facilities
             Construction Revenue Bonds, Insured by MBIA                                7.125%  11/15/2010      1,409,077 (b)
  1,000,000  Arkansas Housing Development Agency, Single Family
             Mortgage Bonds, Series A                                                   8.375%    7/1/2010      1,175,420 (b)
  3,000,000  City of Jonesboro, Arkansas, Residential Housing and
             Health Care Facilities Board, Hospital Revenue Refunding and
             Construction Bonds, (St. Bernard's Regional Medical Center),
             Series 1996-B, Insured by AMBAC                                              5.8%    7/1/2011      3,109,200
    875,000  Pope County, Arkansas, Pollution Control Revenue
             Refunding Bonds, Series 1994 (Arkansas Power and
             Light Company Project), Insured by FSA                                       6.3%   12/1/2016        915,119
                                                                                                            -------------
                                                                                                                6,608,816
                                                                                                            -------------

             California - 7.9%
  3,450,000  Anaheim, California, Public Financing Authority,
             Lease Revenue Bonds, (Anaheim Public Improvements Project),
             1997 Series A, Insured by FSA                                                6.0%    9/1/2024      3,530,696
  1,000,000  Anaheim, California, Public Financing Authority, Senior Lease
             Revenue Bonds (Anaheim Public Improvement Project),
             Series A, Insured by FSA                                                     5.0%    9/1/2027        863,000
  2,500,000  Bakersfield, California, Certificates of Participation
             (Convention Center Expansion - Arena Project, 1997),
             Insured by MBIA                                                              5.8%    4/1/2017      2,511,400
  2,500,000  California Health Facilities Financing Authority Revenue Bonds
             (Scripps Memorial Hospital), Insured by MBIA                               6.375%   10/1/2022      2,601,600
  3,000,000  California State Public Works Board, Department of Corrections,
             Lease Revenue Bonds,  State Prison, Series A                                 7.4%    9/1/2010      3,540,900
  1,000,000  California State, Unlimited Tax General Obligation Bonds,
             Veteran's Series AT                                                          9.5%    2/1/2010      1,338,040
    300,000  California State, Unlimited Tax General Obligation,
             Insured by MBIA                                                              6.0%    8/1/2016        306,972
  2,000,000  California State, Various Purpose General Obligation Bonds,
             Insured by AMBAC                                                             6.3%    9/1/2010      2,195,880
  1,400,000  Central Valley Financing Authority, California,
             Cogeneration Project Revenue Bonds, (Carson Ice-Gen Project),
             Series 1993                                                                  6.0%    7/1/2009      1,429,442
  3,135,000  County of Orange, California, 1996 Recovery Certificates of
             Participation, Series A, Insured by MBIA                                     5.8%    7/1/2016      3,170,864
  2,035,000  Palmdale, California, Civic Authority Revenue, Merged
             Redevelopment Project Areas, Series A                                        6.6%    9/1/2034      2,145,419
  2,815,000  Riverside County Transportation Commission, California, Sales Tax
             Revenue Capital Appreciation Bonds, Insured by MBIA                  Zero Coupon     6/1/2004      2,286,934
    500,000  Sacramento California Cogeneration Authority Project
             Revenue Bonds                                                              6.375%    7/1/2010        523,510
    500,000  Sacramento California Cogeneration Authority
             Project Revenue Bonds - prerefunded                                        6.375%    7/1/2010        553,600 (b)
  1,500,000  San Francisco Bay Area Rapid Transit District, California,
             Sales Tax Revenue Refunding Bonds, Series 1990,
             Insured by MBIA                                                             6.75%    7/1/2010      1,694,880
 15,000,000  San Joaquin Hills Transportation Corridor Agency, California,
             Sr. Lien Convertible Toll Revenue Bonds                              Zero Coupon     1/1/2013     15,234,900 (b)
  1,500,000  State of California, General Obligation Bonds                                7.0%    8/1/2006      1,690,830
                                                                                                            -------------
                                                                                                               45,618,867
                                                                                                            -------------

             Colorado - 6.3%
  4,230,000  Colorado Housing Finance Authority, Single Family Program,
             1998 Series D-2 Senior Revenue Bonds                                        6.35%   11/1/2029      4,332,662
  1,000,000  Colorado Housing Finance Authority, Single Family Program,
             Revenue Bonds                                                                7.0%   11/1/2016      1,075,860
  3,100,000  Colorado Springs, Colorado, Utilities System Refunding Bonds,
             Series 1991-B                                                                7.0%  11/15/2021      3,323,138 (b)
  1,945,000  Colorado State Colleges Board, Western State College,
             Housing & Student Fee Revenue Bonds, Series 1992,
             Insured by Connie Lee                                                      6.625%    5/1/2015      2,080,119 (b)
  1,195,000  Colorado Water Resources Power Development Authority,
             Clean Water Revenue Bonds, Series A, Insured by FSA                         6.25%    9/1/2013      1,240,709
  6,000,000  Denver, Colorado, City & County Refunding Bonds, Board of
             Water Commissioners                                                          5.6%   10/1/2029      5,691,780
  3,350,000  Douglas County, Colorado, School District No. 1,
             General Obligation Bonds, Insured by MBIA                                    6.5%  12/15/2016      3,652,405 (b)
    150,000  Douglas County, Colorado, School District No. 1,
             General Obligation Bonds, Insured by MBIA                                    6.5%  12/15/2016        158,835
  1,000,000  Eagle, Garfield, and Routt Counties, Colorado, Eagle County
             School District No. RE50J, General Obligation Bonds,
             Series 1994, Insured by FGIC                                                 6.3%   12/1/2012      1,088,710
  1,890,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax General
             Obligation Bonds, Insured by MBIA                                    Zero Coupon     6/1/2008      1,201,643
  1,890,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax General
             Obligation Bonds, Insured by MBIA                                    Zero Coupon     6/1/2007      1,277,130
  1,885,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax General
             Obligation Bonds, Insured by MBIA                                    Zero Coupon    12/1/2008      1,167,249
  3,000,000  Larimer County, Colorado, School District No. R-1, Poudre Valley
             Unlimited Tax General Obligation Bonds, Insured by MBIA                      7.0%  12/15/2016      3,369,660
    635,000  Regional Transportation District, Colorado,
             Sales Tax Revenue Bonds                                                     6.25%   11/1/2012        667,899 (b)
  2,500,000  St. Vrain Valley School District, Boulder, Larimer &
             Weld Counties, Colorado, General Obligation Refunding &
             Improvement Bonds, Series 1990-A, Insured by MBIA                    Zero Coupon   12/15/2003      2,055,725
  5,000,000  St. Vrain Valley School District, Boulder, Larimer & Weld
             Counties, Colorado, General Obligation Refunding &
             Improvement Bonds, Series 1990-A, Insured by MBIA                    Zero Coupon   12/15/2004      3,906,900
                                                                                                            -------------
                                                                                                               36,290,424
                                                                                                            -------------

             Connecticut - 0.8%
  4,000,000  Connecticut Special Tax Obligation, Transportation Infrastructure
             Revenue Bonds, Series B                                                      6.5%   10/1/2010      4,400,600
                                                                                                            -------------

             Florida - 2.2%
  4,155,000  Broward County, Florida, Housing Finance Authority, Home
             Mortgage Revenue Bonds, 1983 Series A                                Zero Coupon     4/1/2014        967,866
  3,500,000  Florida State Board of Education, Public Education Capital Outlay,
             General Obligation Bonds, Series B                                         5.875%    6/1/2020      3,506,405
  1,520,000  Florida State Refunding Bonds, Jacksonville Transportation
             Authority (Senior Lien), Series 1997                                         5.0%    7/1/2019      1,344,182
  3,200,000  Hillsborough County, Florida, Industrial Development Authority
             (Weyerhaeuser Company, Inc.), Industrial Development
             Revenue Bonds, Series 1983                                                  9.25%    6/1/2008      3,210,976
  1,705,000  Hillsborough County, Florida, Industrial Development Authority,
             Florida (Tampa Electric Project), Pollution Control
             Revenue Bonds, Series 1991                                                 7.875%    8/1/2021      1,850,368
  1,500,000  Jacksonville, Florida, Health Facilities, Florida Hospital
             Revenue Bonds (Charity Obligated Group), Series 1999C                       5.75%   8/15/2015      1,496,775
                                                                                                            -------------
                                                                                                               12,376,572
                                                                                                            -------------

             Georgia - 2.8%
  1,500,000  Brunswick, Georgia, Water & Sewer Revenue Refunding &
             Improvement Bonds, Series A, Insured by MBIA                                 6.1%   10/1/2019      1,538,040
  2,000,000  Brunswick, Georgia, Water & Sewer Revenue Refunding &
             Improvement Bonds, Series 1992, Insured by MBIA                              6.0%   10/1/2011      2,115,740
  5,000,000  Cherokee County, Georgia, Water & Sewer Revenue Refunding &
             Improvement Bonds, Insured by MBIA                                           5.5%    8/1/2018      4,829,450
  2,000,000  Georgia State, Unlimited Tax General Obligation Bonds,
             Series 1994-B                                                               5.65%    3/1/2012      2,055,300
  3,500,000  Georgia State, Unlimited Tax General Obligation Bonds,
             Series 1994-D                                                                5.0%    8/1/2012      3,378,165
  1,000,000  Georgia State, Unlimited Tax General Obligation Bonds, Series B              6.3%    3/1/2009      1,088,880
  1,000,000  Georgia State, Unlimited Tax General Obligation Bonds, Series B              6.3%    3/1/2010      1,089,460
                                                                                                            -------------
                                                                                                               16,095,035
                                                                                                            -------------

             Idaho - 1.1%
  1,000,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
             Series 1991, Insured by MBIA                                         Zero Coupon     4/1/2007        689,010
  3,115,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
             Series 1991, Insured by MBIA                                         Zero Coupon     4/1/2010      1,781,469
  2,000,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
             Series 1991, Insured by MBIA                                         Zero Coupon     4/1/2011      1,070,860
  2,760,000  Idaho Housing & Finance Association, Single Family
             Mortgage Bonds, Series 1998 F-2                                             5.35%    7/1/2018      2,557,057
                                                                                                            -------------
                                                                                                                6,098,396
                                                                                                            -------------

             Illinois - 4.0%
  3,000,000  Chicago, Illinois (Lakefront Millennium Project), Series 1999        Zero Coupon     1/1/2029      1,830,300
  1,000,000  Chicago, Illinois, Midway Airport Revenue Bonds, Insured by MBIA             5.0%    1/1/2031        835,240
  1,000,000  City of Alton, Madison County, Illinois, Hospital Facility
             Revenue Refunding Bonds, Series 1996, (Saint Anthony's
             Health Center)                                                               6.0%    9/1/2014        962,880
  2,500,000  Cook County, Illinois, Unlimited General Obligation Bonds,
             Series A, Insured by MBIA                                                   6.25%  11/15/2011      2,661,125
  4,500,000  Cook, DuPage, Kane, Lake, McHenry, & Will Counties, Illinois,
             Regional Transportation Authority, General Obligation
             Refunding Bonds, Series 1999, FSA Insured                                   5.75%    6/1/2014      4,530,690
  2,000,000  Illinois Health Facilities Authority Revenue Refunding Bonds,
             Lutheran General Health, Insured by FSA                                      6.0%    4/1/2018      2,013,200
    170,000  Illinois Health Facilities Authority (Community Provider
             Pooled Loan Program), Revenue Bonds, Series 1988-B,
             Insured by MBIA                                                              7.9%   8/15/2003        185,013 (b)
    718,000  Illinois Health Facilities Authority (Community Provider
             Pooled Loan Program), Revenue Bonds, Series 1988-B,
             Insured by MBIA                                                              7.9%   8/15/2003        720,549 (b)
 17,505,000  Metropolitan Pier & Exposition Authority, Illinois, Dedicated State
             Tax Receipts Capital Appreciation (McCormick Place
             Expansion-A), Insured by FGIC                                        Zero Coupon    6/15/2020      4,991,201
 10,000,000  Metropolitan Pier & Exposition Authority, Illinois, McCormick
             Place Expansion, Refunding Bonds, Series 1993-A,
             Insured by FGIC                                                      Zero Coupon    6/15/2018      3,232,000
  1,410,000  Metropolitan Pier & Exposition Authority, Illinois, McCormick
             Place Expansion Project Bonds, Series 1999A, FGIC Insured                   5.25%  12/15/2028      1,244,114
                                                                                                            -------------
                                                                                                               23,206,312
                                                                                                            -------------

             Indiana - 0.6%
  2,450,000  Indiana Municipal Power Agency, Power Supply System
             Revenue Bonds, Series A, Insured by MBIA                                     5.5%    1/1/2023      2,498,143 (b)
  1,100,000  Indianapolis Airport Authority Refunding Revenue Bonds,
             Series 1996-A, Insured by FGIC                                               5.6%    7/1/2015      1,091,981
                                                                                                            -------------
                                                                                                                3,590,124
                                                                                                            -------------

             Iowa - 0.4%
  2,000,000  Iowa Finance Authority, Iowa State Revolving Fund
             Revenue Bonds, Combined Series 1994                                         6.25%    5/1/2024      2,078,920
                                                                                                            -------------

             Kansas - 1.7%
  2,605,000  Kansas City, Kansas, Utility System Prerefunded Revenue Bonds,
             Series 1994, Insured by FGIC                                               6.375%    9/1/2023      2,836,480 (b)
  5,395,000  Kansas City, Kansas, Utility System Unrefunded Revenue Bonds,
             Series 1994, Insured by FGIC                                               6.375%    9/1/2023      5,570,391
    920,000  Kansas City, Kansas, Utility System, Capital Appreciation
             Refunding & Improvement Revenue Bonds, Insured by AMBAC              Zero Coupon     3/1/2007        635,186
  1,255,000  Kansas City, Kansas, Utility System, Capital Appreciation
             Refunding & Improvement Revenue Bonds, Insured by AMBAC              Zero Coupon     3/1/2007        857,240 (b)
                                                                                                            -------------
                                                                                                                9,899,297
                                                                                                            -------------

             Kentucky - 0.7%
    750,000  Kentucky Turnpike Authority, Economic Development Road
             Revenue and Revenue Refunding Bonds, Series 1993,
             Insured by AMBAC                                                             5.5%    7/1/2009        764,010
  5,345,000  Kentucky Turnpike Authority, Economic Development
             Road Revenue Bonds, Insured by FGIC                                  Zero Coupon     1/1/2010      3,107,262
                                                                                                            -------------
                                                                                                                3,871,272
                                                                                                            -------------

             Louisiana - 1.2%
  6,500,000  New Orleans, Louisiana, General Obligation Bonds, Series 1991,
             Insured by AMBAC                                                     Zero Coupon     9/1/2012      3,168,750
  3,000,000  Orleans Parish School Board #87, Louisiana, Insured by MBIA                 8.95%    2/1/2008      3,764,490 (b)
                                                                                                            -------------
                                                                                                                6,933,240
                                                                                                            -------------

             Maine - 0.2%
  1,225,000  Maine Health & Higher Education Facilities Authority
             Revenue Bonds, Series 1994, Insured by FSA                                   7.0%    7/1/2024      1,362,972 (b)
     25,000  Maine Health & Higher Education Facilities Authority
             Revenue Bonds, Series 1994, Insured by FSA                                   7.0%    7/1/2024         27,816
                                                                                                            -------------
                                                                                                                1,390,788
                                                                                                            -------------

             Maryland - 1.4%
  2,000,000  Maryland Health & Higher Education Authority, Union Hospital of
             Cecil County Revenue Bonds, Series 1992                                      6.7%    7/1/2022      2,148,760 (b)
  4,500,000  Morgan State University, Maryland, Academic Fee and Auxiliary
             Facilities Fees Revenue Refunding Bonds, Series 1993,
             Insured by MBIA                                                             6.05%    7/1/2015      4,692,150
  1,000,000  Prince George's County, Maryland, Dimensions Health Corp.,
             Hospital Revenue Bonds, Series 1992                                          7.0%    7/1/2022      1,083,140 (b)
                                                                                                            -------------
                                                                                                                7,924,050
                                                                                                            -------------

             Massachusetts - 1.8%
  2,000,000  Commonwealth of Massachusetts, General Obligation
             Refunding Bonds, Series B                                                    6.5%    8/1/2008      2,169,960
  2,500,000  Massachusetts Health and Education Facilities Authority,
             Revenue Bonds, Daughters of Charity National Health System,
             The Carney Hospital, Series D                                                6.1%    7/1/2014      2,680,275
  1,500,000  Massachusetts Health & Education Facilities Authority,
             Revenue Bonds, (New England Medical Center), Series F,
             Insured by FGIC                                                              6.5%    7/1/2012      1,585,065
  1,000,000  Massachusetts Health & Education Facilities, Partners
             HealthCare System, Series B                                                 5.25%    7/1/2014        923,780
  3,000,000  Plymouth County, Massachusetts, Correctional Facility
             Certificates of Participation Bonds                                          7.0%    4/1/2012      3,257,640 (b)
                                                                                                            -------------
                                                                                                               10,616,720
                                                                                                            -------------

             Michigan - 3.8%
  2,000,000  Economic Development Corporation of the County of St. Clair,
             Michigan, Pollution Control Revenue Refunding Bonds,
             (Detroit Edison Company Project), Series 1993-AA,
             Insured by AMBAC                                                             6.4%    8/1/2024      2,094,740
  2,355,000  John Tolfree Health System Corporation, Mortgage Revenue and
             Refunding Bonds, Series 1999                                                5.85%   9/15/2013      2,179,812
  1,500,000  Livonia Public Schools, County of Wayne, Michigan, 1992 School
             Building and Site Bonds, Series II (Unlimited Tax
             General Obligation), Insured by FGIC                                 Zero Coupon     5/1/2009        905,280
  2,460,000  Michigan Municipal Bond Authority, Government Loan Revenue
             Refunding Bonds, Series A, Insured by FGIC                           Zero Coupon    12/1/2005      1,828,641
     45,000  Michigan State Hospital Finance Authority, Hospital Revenue and
             Refunding Bonds, (Detroit Medical Center Obligated Group),
             Series 1988-A                                                              8.125%   8/15/2012         45,866
  3,000,000  Michigan State Hospital Finance Authority, Revenue
             Refunding Bonds, (Sisters of Mercy Health Corp.),
             Insured by MBIA                                                            5.375%   8/15/2014      2,938,380
  4,500,000  Rochester, Michigan, Community School District Unlimited
             Tax General Obligation Bonds, MBIA Insured                                   5.0%    5/1/2019      4,005,855
  3,320,000  Sault St. Marie Chippewa Indians Housing Authority, Health
             Facilities Revenue Bonds, (Tribal Health & Human Services
             Center Project), Series 1992                                                7.75%    9/1/2012      3,435,104
  3,455,000  West Ottawa, Michigan, Public School District, Unlimited
             Tax General Obligation Bonds, Insured by MBIA                        Zero Coupon     5/1/2004      2,786,768
  1,860,000  West Ottawa, Michigan, Public School District, Unlimited Tax
             General Obligation Bonds, Insured by MBIA                            Zero Coupon     5/1/2005      1,417,227
                                                                                                            -------------
                                                                                                               21,637,673
                                                                                                            -------------

             Minnesota - 5.7%
  3,500,000  City of Rochester, MN Health Care Facilities Revenue Bonds
             (Mayo Foundation) , Series 1998A                                             5.5%  11/15/2027      3,259,375
    285,000  Duluth Economic Development Authority, Minnesota, Health Care
             Facilities Revenue Bonds, (The Duluth Clinic, Ltd), Series 1992,
             Insured by AMBAC                                                             6.3%   11/1/2022        305,483 (b)
    715,000  Duluth Economic Development Authority, Minnesota, Health Care
             Facilities Revenue Bonds, (The Duluth Clinic, Ltd), Series 1992,
             Insured by AMBAC                                                             6.3%   11/1/2022        764,857
  2,250,000  Golden Valley, Minnesota, Revenue Bonds (Covenant Retirement
             Communities), Series 1999-A                                                  5.5%   12/1/2025      1,989,495
  2,000,000  Minneapolis-St. Paul Metropolitan Airports Commission, Airport
             Revenue Bonds, Series 1999A, FGIC Insured                                  5.125%    1/1/2031      1,699,940
  7,685,000  Minneapolis, Minnesota, Community Development Agency,
             Tax Increment Revenue Appreciation Bonds,
             Insured by MBIA                                                      Zero Coupon     3/1/2009      4,704,911
  5,000,000  Minnesota Agricultural and Economic Development Board,
             Health Care System Revenue Bonds, Series 1997-A (Fairview
             Hospital and Healthcare Services), Insured by MBIA                          5.75%    11/15/26      4,801,450
    650,000  Minnesota Agricultural and Economic Development Board,
             Healthcare System Revenue Bonds, Series 97A, Fairview
             Hospital & Healthcare Services, Insured by MBIA                              5.5%    11/15/17        622,057
  2,500,000  Minnesota Higher Education Facilities Authority, (Augsburg College),
             Mortgage Revenue Bonds, Series Four-F1 Bonds                                6.25%    5/1/2023      2,460,700
  4,720,000  State of Minnesota Unlimited Tax General Obligation Bonds                   5.25%    8/1/2017      4,439,254
  1,740,000  Stewartville, MN, Independent School District, Unlimited Tax
             General Obligation Bonds, Series A                                          5.75%    2/1/2014      1,795,349 (b)
  3,500,000  St. Louis Park, Minnesota, Health Care Facilities (Park Nicollet
             Medical Center Project), Revenue Bonds, Series 1990-A                       9.25%    1/1/2020      3,599,435 (b)
  1,000,000  St. Louis Park, Minnesota, (Methodist Hospital), Hospital Revenue
             Bonds, Series C, Insured by AMBAC                                           7.25%    7/1/2018      1,041,080 (b)
  1,400,000  St. Louis Park, Minnesota, (Methodist Hospital), Hospital Revenue
             Bonds, Series C, Insured by AMBAC                                           7.25%    7/1/2015      1,457,036 (b)
                                                                                                            -------------
                                                                                                               32,940,422
                                                                                                            -------------

             Missouri - 2.5%
  1,475,000  Missouri Housing Development Commission, Single Family
             Mortgage Revenue Bonds, (Home Ownership Loan Program),
             Series C-1                                                                  6.55%    9/1/2028      1,557,630
  2,000,000  Missouri State Health and Education Facilities Authority
             Facilities (Barnes - Jewish, Inc. /Christian Health Services),
             Health Refunding & Improvement Revenue Bonds,
             Series 1993-A                                                               5.25%   5/15/2014      1,874,260
  2,650,000  Missouri State Health and Education Facilities Authority
             (Christian Health Services), Health Facilities Refunding &
             Improvement Revenue Bonds, Series 1991 A, Insured by FGIC                  6.875%   2/15/2021      2,788,701 (b)
    750,000  Missouri State Health and Education Facilities Authority, Health
             Facilities Revenue Refunding Bonds, Lester E. Cox Medical
             Center Project, Series 1993-I, Insured by MBIA                              5.35%    6/1/2009        755,558
  2,925,000  Missouri State Health and Education Facilities Authority, Heartland
             Health System Revenue Bonds, Series 1992, Insured by AMBAC                  6.35%  11/15/2017      3,048,581
  1,500,000  Missouri State Health and Education Facilities Authority, SSM
             Health Care Refunding Revenue Bonds, Series A,
             Insured by MBIA                                                             6.25%    6/1/2007      1,570,425
  1,345,000  Missouri State Health & Education Facility Authority,
             Lake of the Ozarks General Hospital                                          6.5%   2/15/2021      1,482,203 (b)
    655,000  Missouri State Health & Education Facility Authority,
             Lake of the Ozarks General Hospital                                          6.5%   2/15/2021        659,913
    700,000  State Environmental Improvement and Energy Resources
             Authority, (State of Missouri), Water Pollution Control Revenue
             Bonds, (State Revolving Fund Program - Multiple
             Participant Series), Series 1995-E                                         5.625%    7/1/2016        692,118
                                                                                                            -------------
                                                                                                               14,429,389
                                                                                                            -------------

             Montana - 0.8%
    775,000  Montana State Board of Investments, Payroll Tax Revenue Bonds,
             Series 1996,  Insured by MBIA                                              6.875%    6/1/2020        810,356 (b)
  2,385,000  Montana State Board of Investments, Payroll Tax Revenue Bonds,
             Series 1996,  Insured by MBIA                                              6.875%    6/1/2020      2,493,804 (b)
  1,240,000  Montana State Board of Investments, Payroll Tax Revenue Bonds,
             Series 1996,  Insured by MBIA                                              6.875%    6/1/2020      1,296,569 (b)
                                                                                                            -------------
                                                                                                                4,600,729
                                                                                                            -------------

             Nebraska - 1.2%
  3,160,000  Nebraska Investment Finance Authority, Single Family Housing
             Revenue Bonds,  1998 Series F, Insured by GNMA                               5.6%    9/1/2020      3,006,930
  3,455,000  Omaha Public Power District, Nebraska, Electric Revenue
             Refunding Bonds, Series B                                                   6.15%    2/1/2012      3,675,049
                                                                                                            -------------
                                                                                                                6,681,979
                                                                                                            -------------

             New Hampshire - 0.2%
  1,100,000  New Hampshire Turnpike System, Residual Interest Bonds,
             1991 Refunding, Series C, Insured by FGIC                                  9.668%   11/1/2017      1,246,080 (c)
                                                                                                            -------------

             New Jersey - 3.1%
  1,250,000  East Orange, New Jersey, Unlimited Tax General Obligation Bonds,
             Insured by FSA                                                               8.4%    8/1/2006      1,501,725
  1,000,000  Mercer County, New Jersey, Improvement Authority,
             Revenue Bonds, Series 1991                                                   6.6%   11/1/2014      1,044,830 (b)
  1,475,000  New Jersey Health Care Facilities Prerefunded Financing
             Authority Revenue Bonds, AMBAC Insured                                       6.1%    7/1/2010      1,586,112 (b)
  1,110,000  New Jersey Health Care Facilities, Unrefunded Financing
             Authority Revenue, AMBAC Insured                                             6.1%    7/1/2010      1,169,374
  3,000,000  New Jersey Transit Corp., (Raymond Plaza East, Inc.),
             Certificates of Participation, Insured by FSA                              6.375%   10/1/2006      3,258,450
    905,000  New Jersey Turnpike Authority, Turnpike Revenue Bonds,
             1984 Series                                                               10.375%    1/1/2003        997,102 (b)
  4,700,000  New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series C,
             Insured by AMBAC                                                             6.5%    1/1/2016      5,085,541
  2,595,000  West New York, New Jersey, Municipal Utility Authority, Sewer
             Revenue Refunding Bonds, Insured by FGIC                             Zero Coupon   12/15/2009      1,534,683
  2,195,000  West New York, New Jersey, Municipal Utility Authority,
             Sewer Revenue Refunding Bonds, Insured by FGIC                       Zero Coupon   12/15/2007      1,459,675
                                                                                                            -------------
                                                                                                               17,637,492
                                                                                                            -------------

             New Mexico - 2.5%
  3,315,000  City of Alamogordo, New Mexico Hospital Revenue Bonds,
             (Gerald Champion Hospital Project), Series 1997                              5.3%    1/1/2013      3,077,116
  5,000,000  Farmington, New Mexico, Power Revenue Refunding Bonds,
             Series 1983                                                                9.875%    1/1/2013      6,118,700 (b)
  4,040,000  Farmington, New Mexico, Utility Systems Revenue Bonds,
             Insured by AMBAC                                                           9.875%    1/1/2008      4,949,970 (b)
                                                                                                            -------------
                                                                                                               14,145,786
                                                                                                            -------------

             New York - 4.6%
  5,200,000  Metropolitan Transportation Authority, New York, Commuter
             Facilities Revenue Bonds, Series C-1, Revenue Bonds,
             Series A, Insured by MBIA                                                  6.375%    7/1/2018      5,641,428 (b)
  2,650,000  Metropolitan Transportation Authority, New York, Commuter
             Facilities Revenue Bonds, Series C-1, FGIC Insured                         5.125%    7/1/2014      2,472,265
  3,000,000  Metropolitan Transportation Authority, New York, Transit
             Facilities Revenue Bonds, Series O, Insured by MBIA                         6.25%    7/1/2014      3,239,100 (b)
  4,225,000  Metropolitan Transportation Authority, New York, Transit
             Facilities Service Contract Bonds, Series O                                 5.75%    7/1/2013      4,240,506
  2,000,000  New York City, Municipal Water Finance Authority, Water &
             Sewer System Revenue Bonds, Series A, Insured by AMBAC                     5.875%   6/15/2012      2,074,840
  1,000,000  New York City, New York, Water Authority Revenue Bonds
             (Water and Sewer Systems), Series B                                          5.0%   6/15/2029        850,030
  2,860,000  New York State Thruway Authority, Highway & Bridge Trust Fund,
             Revenue Bonds, Series 1994-B, Insured by FGIC                                6.0%    4/1/2014      3,062,517 (b)
  1,620,000  New York State Urban Development Corp., Project Revenue Bonds,
             (Syracuse University Center for Science and Technology Loan),
             1995 Refunding Series                                                        6.0%    1/1/2009      1,694,147
  1,720,000  New York State Urban Development Corp., Project Revenue
             Bonds, (Syracuse University Center for Science and
             Technology Loan), 1995 Refunding Series                                      6.0%    1/1/2010      1,791,552
  1,000,000  Triborough Bridge & Tunnel Authority, New York, General
             Purpose Revenue Bonds, Series Q                                             6.75%    1/1/2009      1,092,900
                                                                                                            -------------
                                                                                                               26,159,285
                                                                                                            -------------

             North Carolina - 1.0%
  1,500,000  County of Pitt, North Carolina, Pitt County Memorial Hospital
             Revenue Bonds, Series 1995                                                   5.5%   12/1/2015      1,492,020 (b)
  4,000,000  North Carolina Municipal Power Agency #1, Catawba Electric
             Revenue Refunding Bonds, Series 1992, Insured by MBIA                        6.0%    1/1/2011      4,216,040
                                                                                                            -------------
                                                                                                                5,708,060
                                                                                                            -------------

             North Dakota - 1.0%
  2,000,000  Mercer County, North Dakota, Pollution Control Revenue
             Refunding Bonds, (Ottertail Power Co. Project)                               6.9%    2/1/2019      2,089,400
  2,000,000  North Dakota Municipal Bond Bank, State Revolving Fund
             Program Bonds, Series 1995-A                                                 6.3%   10/1/2015      2,093,180
  1,340,000  North Dakota State Water Commission (Southwest Pipeline),
             Revenue Bonds, Series A, Insured by AMBAC                                   5.75%    7/1/2027      1,287,941
                                                                                                            -------------
                                                                                                                5,470,521
                                                                                                            -------------

             Ohio - 5.1%
    875,000  Akron Ohio Economic Development, Non-Tax Revenue Bonds,
             Insured by MBIA                                                              6.0%   12/1/2012        923,746
  1,050,000  Akron, Bath & Copley Joint Township, Ohio, (Children's Hospital
             Medical Center), Hospital District Revenue Bonds,
             Insured by AMBAC                                                            7.45%  11/15/2020      1,107,005 (b)
  2,500,000  Akron, Ohio, Certificates of Participation, Series 1996, Akron
             Municipal Baseball Stadium Project                                   Zero Coupon    12/1/2016      2,366,850
  3,785,000  City of Cleveland, Ohio, Public Power System, First Mortgage
             Revenue Bonds, Series 1994-A, Insured by MBIA                                7.0%  11/15/2024      4,236,437 (b)
  1,630,000  Cuyahoga County, Ohio, (Deaconess Hospital), Hospital Revenue
             Bonds, Series C                                                             7.45%   10/1/2018      1,726,904 (b)
  1,470,000  Lorain County, Ohio, (Humility of Mary Health System),
             Hospital Revenue Bonds                                                     7.125%  12/15/2006      1,551,071 (b)
  2,000,000  Ohio Higher Educational Facility Commission (Case Western
             Reserve University Project), Series B                                        6.5%   10/1/2020      2,145,460
  1,500,000  Ohio Higher Educational Facility Commission, Higher Educational
             Revenue Bonds, (Ohio Dominican College 1994 Project)                       6.625%   12/1/2014      1,532,535
  5,000,000  Ohio State Air Quality Development Authority, Cleveland Electric,
             Pollution Control Revenue Bonds, Insured by FGIC                             8.0%   12/1/2013      5,490,350
  2,250,000  Ohio State Air Quality Development Authority, Columbus &
             Southern Pollution Control Revenue Bonds, Insured by FGIC                  6.375%   12/1/2020      2,355,323
  2,000,000  Ohio State Turnpike Commission, Turnpike Revenue Refunding
             Bonds, Series A, FGIC Insured                                                5.5%   2/15/2024      1,902,200
  1,795,000  Trumbull County, Ohio (Memorial Hospital), Hospital Revenue
             Refunding & Improvement Bonds, Series 1991-B,
             Insured by FGIC                                                              6.9%  11/15/2012      1,911,298 (b)
  2,115,000  University of Akron, Ohio, General Receipt Bonds, Series 1999,
             FGIC Insured                                                                 5.5%    1/1/2020      2,001,530
                                                                                                            -------------
                                                                                                               29,250,709
                                                                                                            -------------

             Oklahoma -  2.5%
  5,220,000  Bass, Oklahoma, Memorial Baptist Hospital                                   8.35%    5/1/2009      6,069,346(b)
  1,500,000  Oklahoma Municipal Power Authority, Electric Revenue
             Refunding Bonds, Series B, Insured by MBIA                                  5.75%    1/1/2024      1,478,685
  1,500,000  Oklahoma Municipal Power Authority, Power Supply System
             Revenue Bonds, Series 1992-B, Insured by MBIA                              5.875%    1/1/2012      1,558,725
  5,000,000  Tulsa, Oklahoma, Municipal Airport Trust Revenue
             (American Airlines, Inc.)                                                  7.375%   12/1/2020      5,207,950
                                                                                                            -------------
                                                                                                               14,314,706
                                                                                                            -------------

             Oregon - 0.8%
  2,700,000  Clackamas County, Oregon, Health Facilities Authority, Adventist
             Health-West Revenue Refunding Bonds,Series 1992-A,
             Insured by MBIA                                                             6.35%    3/1/2009      2,827,062
  2,000,000  Hospital Facility Authority of the Western Lane Hospital District,
             Oregon, Revenue Refunding Bonds, Series 1994 (Sisters of
             St. Joseph of Peace, Health & Hospital Services),                          5.875%    8/1/2012      2,064,320
                                                                                                            -------------
                                                                                                                4,891,382
                                                                                                            -------------

             Pennsylvania - 2.7%
  6,900,000  Allegheny County, Pennsylvania, Airport Revenue Refunding
             Bonds, Series 1997B, Insured by MBIA                                         5.0%    1/1/2019      5,999,412
  1,600,000  Allegheny County, Pennsylvania, Hospital Development Authority,
             Hospital Revenue Bonds, Series A-1995, (Allegheny General
             Hospital Project), Insured by MBIA                                           6.2%    9/1/2015      1,567,648
  2,575,000  Allegheny County, Pennsylvania, Sanitary Authority, Sewer
             Revenue Bonds, Series A, Insured by FGIC                             Zero Coupon     6/1/2008      1,648,155
  3,170,000  Millcreek Township, Pennsylvania, School District, General
             Obligation Bonds, Insured by FGIC                                    Zero Coupon    8/15/2009      1,887,577
  1,425,000  Monroeville, Pennsylvania, Hospital Authority, Forbes Health
             System Revenue Bonds, Series 1992                                            7.0%   10/1/2003      1,397,954
  3,000,000  Pennsylvania State, General Obligation Bonds, Second
             Series of 1992, Insured by AMBAC                                     Zero Coupon     7/1/2006      2,150,610
  1,000,000  York County Pennsylvania Solid Waste and Refuse Authority,
             Refunding Revenue Bonds, Series 1997, County Guaranteed,
             Insured by FGIC                                                              5.5%   12/1/2012      1,000,880
                                                                                                            -------------
                                                                                                               15,652,236
                                                                                                            -------------

             Puerto Rico - 1.9%
  4,000,000  Puerto Rico Commonwealth, Aqueduct & Sewer Revenue Bonds,
             Series A                                                                     9.0%    7/1/2009      4,657,520 (b)
  3,000,000  Puerto Rico Commonwealth, Unlimited Tax General
             Obligation Bonds                                                            6.45%    7/1/2017      3,290,490 (b)
  3,000,000  Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series T                                                              6.0%    7/1/2016      3,044,040
                                                                                                            -------------
                                                                                                               10,992,050
                                                                                                            -------------

             South Carolina - 1.7%
  2,000,000  City of Spartanburg, South Carolina, Junior Lien, Water System
             Revenue Bonds, Series 1998                                                  5.25%    6/1/2028      1,806,120
  2,000,000  Piedmont Municipal Power Agency, South Carolina, Electric
             Revenue Refunding Bonds, Series 1991, Insured by FGIC                       6.25%    1/1/2021      2,081,320
  5,000,000  Piedmont Municipal Power Agency, South Carolina,
             Electric Revenue Refunding Bonds, Insured by FGIC                            5.0%    1/1/2022      4,346,950
  1,665,000  Spartanburg, South Carolina, Waterworks Revenue
             Refunding Bonds, Insured by FGIC                                             5.0%    6/1/2017      1,505,709
                                                                                                            -------------
                                                                                                                9,740,099
                                                                                                            -------------

             Tennessee - 1.4%
  1,750,000  Bristol, Tennessee, Health and Educational Facilities Authority,
             Bristol Memorial Hospital Revenue Bonds, Insured by FGIC                     7.0%    9/1/2021      1,846,320 (b)
  2,000,000  Metropolitan Government of Nashville & Davidson County TN,
             Electric System Revenue Bonds, Series 1998A                                  5.2%   5/15/2023      1,790,380
  5,000,000  Shelby County, Tennessee, Health Educational & Housing Facility
             Board, (St. Jude Children's Research Hospital), Series 1999                5.375%    7/1/2024      4,487,650
                                                                                                            -------------
                                                                                                                8,124,350
                                                                                                            -------------

             Texas - 9.6%
  2,165,000  Arlington, Texas, Independent School District, Unlimited Tax
             Refunding & Improvement Bonds, Series 1992, Permanent
             School Fund Guaranteed                                                Zero Coupon   2/15/2009      1,323,768
  8,100,000  Austin, Texas, Utility System Refunding Revenue Bonds, Series A,
             Insured by MBIA                                                       Zero Coupon  11/15/2009      4,750,407
  7,000,000  Austin, Texas, Utility System Refunding Revenue Bonds, Series A,
             Insured by MBIA                                                       Zero Coupon  11/15/2008      4,383,190
  1,000,000  Austin, Texas, Utility System Revenue Refunding Bonds,
             Insured by FGIC                                                              6.0%  11/15/2013      1,042,460
  1,575,000  Bexar County, Texas, Limited Tax General Obligation Bonds                    5.0%   6/15/2015      1,440,558
  1,000,000  Cass County, Texas, Industrial Development Corporation,
             Pollution Control Revenue Refunding Bonds, International
             Paper, Series 1997-B                                                        5.35%    4/1/2012        954,560
  2,000,000  Copperas Cove, Texas, Independent School District, Unlimited
             Tax General Obligation Bonds, Permanent School
             Fund Guaranteed                                                              6.9%   8/15/2014      2,189,020 (b)
  4,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding
             Bonds Series 1994-A, Insured by MBIA                                         6.0%   11/1/2012      4,121,440
  2,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding
             Bonds, Insured by FGIC                                                     7.375%   11/1/2010      2,227,120
  1,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding
             Bonds, Insured by FGIC                                                     7.375%   11/1/2008      1,119,150
  1,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding
             Bonds, Insured by FGIC                                                     7.375%   11/1/2009      1,117,860
  2,000,000  Del Valle, Texas, Independent School District, Unlimited Tax
             General Obligation Refunding Bonds, Permanent School
             Fund Guaranteed                                                              5.0%    2/1/2018      1,775,780
  2,285,000  Denton, Texas, Independent School District, Unlimited Tax
             General Obligation Refunding Bonds, Permanent School
             Fund Guarantee                                                              6.25%   2/15/2009      2,459,688
  1,000,000  Georgetown, Texas, Higher Education Finance Corp.,
             Higher Education Revenue Bonds, Series 1994
             (Southwestern University Project)                                            6.3%   2/15/2014      1,025,840
  2,250,000  Harris County, Texas, Toll Road Sr. Lien Bonds,
             Series A, Insured by MBIA                                                  6.375%   8/15/2024      2,448,630 (b)
  5,000,000  Houston, Texas Water & Sewer System, Revenue Refunding Jr.
             Lien Series A, Insured by FGIC                                             5.250%   12/1/2022      4,460,150
  5,315,000  Lewisville, Texas, Independent School District, Capital
             Appreciation Refunding Bonds, Permanent School
             Fund Guaranteed                                                       Zero Coupon   8/15/2019      1,606,565
  1,845,000  San Antonio, Texas, Airport Revenue Refunding Bonds,
             Insured by AMBAC                                                           7.375%    7/1/2010      2,021,862
  1,000,000  San Antonio, Texas, Airport Revenue Refunding Bonds,
             Insured by AMBAC                                                           7.375%    7/1/2011      1,095,510
 11,615,000  Southeastern Texas Housing Finance Corp., Single Family
             Mortgage Revenue Bonds                                                Zero Coupon    9/1/2017      4,041,555 (b)
  4,315,000  Texas State, Veterans Land Board General Obligation Bonds                   0.05%    7/1/2010      2,419,377
  1,000,000  Texas Water Development Board, State Revolving Fund
             Revenue Bond, Senior Lien, Series A                                         5.25%   7/15/2017        921,880
    815,000  Travis County, Texas, Housing Finance Corporation,
             Single Family Mortgage Revenue Refunding Bonds,
             Series 1994-A                                                               6.75%    4/1/2014        844,185
  3,210,000  Willis, Texas, Independent School District, Government
             Obligation Bonds,  Permanent School Fund Guaranteed                          6.5%   2/15/2016      3,353,230 (b)
    440,000  Willis, Texas, Independent School District, Government
             Obligation Bonds, Permanent School Fund Guaranteed                           6.5%   2/15/2016        450,886
    430,000  Wylie, Texas, Independent School District, Unrefunded General
             Obligation Bonds, Permanent School Fund Guaranteed                         6.875%   8/15/2014        475,606
    745,000  Wylie, Texas, Independent School District, Unrefunded General
             Obligation Bonds, Permanent School Fund Guaranteed                         6.875%   8/15/2014        844,681 (b)
                                                                                                            -------------
                                                                                                               54,914,958
                                                                                                            -------------

             Utah - 2.5%
  5,000,000  Intermountain Power Agency, Utah, Power Supply Revenue Bonds,
             Series B, Insured by MBIA                                                   5.75%    7/1/2019      4,873,250
  3,405,000  Timpanogos Special Service District, Utah County, Utah, Sewer
             Revenue Bonds, Series 1996-A, Insured by AMBAC                               6.1%    6/1/2019      3,662,963 (b)
  3,750,000  Utah Associated Municipal Power Systems, San Juan Project
             Revenue Bonds, Series O, Insured by MBIA                                    6.25%    6/1/2014      4,052,213 (b)
  1,580,000  West Valley City, Utah, Municipal Building Authority, Lease
             Refunding Bonds, Insured by MBIA                                             6.0%   1/15/2010      1,616,672
                                                                                                            -------------
                                                                                                               14,205,098
                                                                                                            -------------

             Virginia - 2.6%
  3,625,000  Fairfax County, Virginia, Water Authority, Water Revenue
             Refunding Bonds                                                              5.0%    4/1/2021      3,210,953
  3,000,000  Industrial Development Authority of Fairfax County, Virginia,
             Health Care Revenue Bonds, (Inova Health System Project),
             Series 1996                                                                5.875%   8/15/2016      2,929,380
  4,300,000  Virginia Housing Development Authority, Commonwealth
             Mortgage Bonds, 1994 Series H, Subseries H-2                                 6.5%    1/1/2014      4,403,157
  2,115,000  Virginia State Housing Development Authority, Commonwealth
             Mortgage Bonds, 1997 Subseries B-1                                           5.5%    1/1/2022      1,961,705
  2,000,000  Virginia State, Unlimited Tax General Obligation Bonds                       6.5%    6/1/2015      2,162,080 (b)
                                                                                                            -------------
                                                                                                               14,667,275
                                                                                                            -------------

             Washington - 6.5%
  1,395,000  Douglas County, Washington, Public Utility District #1,
             Wells Hydroelectric Revenue Bonds, Series A                                 8.75%    9/1/2018      1,668,336 (b)
  1,655,000  Douglas County, Washington, Public Utility District #1,
             Wells Hydroelectric Revenue Bonds, Series A                                 8.75%    9/1/2018      2,095,511
  2,000,000  Grant County, Washington, Public Utility District No. 2,
             Columbia River, Priest Rapids Hydro Electric Development
             Project, Second Series Revenue Bonds, Series A,
             Insured by AMBAC                                                             5.0%    1/1/2023      1,715,600
  4,040,000  State of Washington, Unlimited Tax General Obligation Bonds,
             Series E                                                                     5.0%    7/1/2022      3,488,944
  1,500,000  Tacoma, Washington, Conservation System Project Revenue Bonds,
             Tacoma Public Utilities Light Division                                       6.6%    1/1/2015      1,565,610
  2,015,000  Tacoma, Washington, Utilities Refuse Revenue Bonds,
             Insured by MBIA                                                            6.625%   12/1/2011      2,128,827 (b)
  2,500,000  Vancouver, Washington, Limited Tax General Obligation Bonds,
             Series 1999, Insured by MBIA                                                 6.0%   12/1/2019      2,494,075
  5,000,000  Washington State Higher Education (Whitman College Project)                5.875%   10/1/2029      4,804,050
  2,000,000  Washington State Public Power Supply System, Nuclear
             Project No. 1, Revenue Refunding Bonds, Series 1996-A,
             Insured by MBIA                                                             5.75%    7/1/2011      2,036,680
  3,000,000  Washington State Public Power Supply System, Nuclear Project
             No. 1, Revenue Refunding Bonds, Series 1996-A,
             Insured by MBIA                                                             5.75%    7/1/2012      3,061,230
  2,000,000  Washington State, Unlimited Tax General Obligation Bonds                     6.0%    6/1/2012      2,097,240
  2,400,000  Washington State, Unlimited Tax General Obligation Bonds                     6.7%    6/1/2016      2,491,680 (b)
  3,000,000  Washington State, Unlimited Tax General Obligation Bonds,
             Series 93A                                                                  5.75%   10/1/2012      3,071,310
  1,500,000  Washington State, Unlimited Tax General Obligation Bonds,
             Series A                                                                    6.25%    2/1/2011      1,601,820
  2,500,000  Washington State, Various Purpose General Obligation Bonds                  6.25%    6/1/2010      2,702,925
                                                                                                            -------------
                                                                                                               37,023,838
                                                                                                            -------------

             Wisconsin - 0.2%
  1,000,000  Southeast Wisconsin Professional Baseball Park District Sales Tax
             Revenue Bonds, Insured by MBIA                                               5.8%  12/15/2026      1,057,580 (b)
                                                                                                            -------------

             Wyoming - 0.4%
  2,500,000  State of Wyoming, Farm Loan Board, Capital Facilities Revenue
             Bonds, Series 1994                                                           6.1%    4/1/2024      2,519,425
                                                                                                            -------------
             Total Long-Term Municipal Securities (cost $545,473,055)                                         569,742,174
                                                                                                            -------------

             SHORT-TERM MUNICIPAL SECURITIES - 0.7% (a,c)
    500,000  Berkeley County, South Carolina, (Amoco Chemical Co. Project),
             Pollution Control Revenue Refunding Bonds, Series 1994                       3.5%    11/01/99        500,000
    500,000  Maricopa County, Arizona Pollution Control Corp., Pollution
             Control Revenue Refunding Bonds, (Arizona Public Service Co.
             Palo Verde Project), 1994 Series E                                          3.50%    11/01/99        500,000
  1,750,000  Massachusetts Health & Educational Facilities Authority,
             Variable Rate Demand Notes, Series B                                        3.45%    11/01/99      1,750,000
  1,100,000  Massachusetts Health and Educational Facilities Authority,
             Variable Rate Demand Revenue Bonds, Capital Asset
             Program Issue, Series C                                                      3.5%    11/01/99      1,100,000
                                                                                                            -------------
             Total Short-Term Municipal Securities (at amortized cost)                                          3,850,000
                                                                                                            -------------
             Total Investments (cost $549,323,055)                                                           $573,592,174 (d)
                                                                                                            =============
Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Municipal
    Bond Fund.

(b) Denotes securities that have been pre-refunded or escrowed to maturity.  Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or Government Agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.
    Because the original bonds assume a quality rating equivalent to the escrowed U.S. Government securities, they are considered to be U.S. Government securities for purposes of portfolio diversification requirements.

(c) Denotes variable rate obligations for which the current yield and next scheduled interest reset date are shown.

(d) At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $549,352,937 and the net unrealized appreciation of investments based on that cost was $24,239,237 which is comprised of $30,659,602 aggregate gross unrealized appreciation and $6,420,365 aggregate gross unrealized depreciation.

(e) Miscellaneous abbreviations:
    AMBAC - AMBAC Indemnity Corp.
    Connie Lee - Connie Lee Insurance Co.
    FGIC - Financial Guaranty Insurance Co.
    FHA - Federal Housing Administration
    FSA - Federal Security Assurance, Inc.
    GNMA - Government National Mortgage Association
    MBIA - Municipal Bond Investors Assurance Corp.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MONEY MARKET FUND
Portfolio of Investments
October 31, 1999

   Principal                                                                                      Maturity
    Amount                                                                               Rate       Date        Value
 -------------                                                                       ----------  ---------  -------------
             BANK NOTES - 2.2% (a)
$ 7,000,000  First National Bank of Chicago                                              6.05%   8/11/2000  $   6,997,392
  7,000,000  Wachovia Bank, N.A.                                                         5.03%  11/22/1999      7,000,000
                                                                                                            -------------
             Total Bank Notes                                                                                  13,997,392
                                                                                                            -------------

             COMMERCIAL PAPER - 86.9% (a)
             Banking-Domestic - 7.1%
  4,170,000  AES Shady Point Inc. (Direct Pay Letter of Credit,
             Nationsbank N.A.)                                                           5.41%  11/10/1999      4,164,423
  3,500,000  US Bancorp                                                                  5.38%   12/2/1999      3,483,936
  6,500,000  US Bancorp                                                                  5.42%  12/14/1999      6,458,463
  5,000,000  US Bancorp                                                                  5.39%  12/15/1999      4,967,367
  7,000,000  Wells Fargo & Co.                                                           5.92%    3/3/2000      6,862,240
  5,000,000  Wells Fargo & Co.                                                           6.00%   3/15/2000      5,000,000
  7,000,000  Wells Fargo & Co.                                                           5.60%   3/21/2000      6,852,773
  7,000,000  Wells Fargo & Co.                                                           5.65%    4/7/2000      6,833,486
                                                                                                            -------------
                                                                                                               44,622,688
                                                                                                            -------------

             Banking-Foreign - 5.5%
  7,000,000  Abbey National North America (Guaranteed Abbey National plc)                5.34%  12/20/1999      6,949,789
  7,000,000  Abbey National Treasury Service plc (Guaranteed Abbey
             National plc)                                                               5.42%  12/31/1999      7,000,116
  7,000,000  UBS Finance (Delaware) Inc. (Guaranteed Union
             Bank of Switzerland)                                                        5.00%  12/13/1999      6,959,983
  7,000,000  UBS Finance (Delaware) Inc. (Guaranteed Union
             Bank of Switzerland)                                                        5.04%  12/13/1999      6,960,392
  7,000,000  UBS Finance (Delaware) Inc. (Guaranteed Union
             Bank of Switzerland)                                                        5.31%  12/23/1999      6,947,523
                                                                                                            -------------
                                                                                                               34,817,803
                                                                                                            -------------

             Chemicals - 0.3%
  2,170,000  Henkel Corp.                                                                5.45%   12/7/1999      2,158,325
                                                                                                            -------------
             Computer & Office Equipment - 2.2%
  7,000,000  IBM Credit Corp. (Guaranteed IBM)                                           5.91%   1/27/2000      6,902,222
  7,000,000  IBM Credit Corp. (Guaranteed IBM)                                           6.04%   2/23/2000      6,868,995
                                                                                                            -------------
                                                                                                               13,771,217
                                                                                                            -------------

             Consumer Products - 1.1%
  7,000,000  Procter & Gamble Co.                                                        5.38%  12/10/1999      6,959,808
                                                                                                            -------------

             Drugs & Health Care - 0.5%
  3,500,000  Pfizer Inc.                                                                 6.01%    4/3/2000      3,412,413
                                                                                                            -------------

             Education - 6.3%
  7,000,000  Duke University                                                             5.18%  11/29/1999      6,972,506
  4,000,000  Duke University                                                             5.38%   12/3/1999      3,981,049
  3,000,000  Duke University                                                             5.44%   12/7/1999      2,983,890
    250,000  Leland H. Stanford Junior University                                        5.53%  11/22/1999        249,198
  7,000,000  Leland H. Stanford Junior University                                        5.98%   3/17/2000      6,844,962
  1,900,000  Leland H. Stanford Junior University                                        5.57%    2/8/2000      1,871,785
  3,500,000  Leland H. Stanford Junior University                                        5.27%   11/1/1999      3,500,000
  5,000,000  Yale University                                                             5.46%  11/22/1999      4,984,279
  3,000,000  Yale University                                                             5.39%  11/10/1999      2,995,988
  5,000,000  Yale University                                                             5.37%  11/10/1999      4,993,300
                                                                                                            -------------
                                                                                                               39,376,957
                                                                                                            -------------

             Energy - 0.3%
  1,710,000  American Petrofina Holding Co. (Guaranteed Petrofina S.A.)                  5.38%  11/23/1999      1,704,430
                                                                                                            -------------

             Finance-Automotive - 10.4%
  7,000,000  DaimlerChrysler North America Holdings                                      5.35%  11/19/1999      6,981,380
  7,000,000  DaimlerChrysler North America Holdings                                      5.39%  11/22/1999      6,978,277
  7,000,000  DaimlerChrysler North America Holdings                                      6.10%   2/25/2000      6,865,343
  7,000,000  DaimlerChrysler North America Holdings                                      6.12%   4/17/2000      6,805,960
  7,000,000  Ford Motor Credit Co.                                                       5.21%   11/4/1999      6,997,008
  7,000,000  Ford Motor Credit Co.                                                       5.36%  12/27/1999      6,942,507
  3,000,000  Ford Motor Credit Co. of Puerto Rico, Inc. (Guaranteed Ford
             Motor Credit Co.)                                                           5.39%  12/22/1999      2,977,348
  6,000,000  Ford Motor Credit Co. of Puerto Rico, Inc. (Guaranteed Ford
             Motor Credit Co.)                                                           5.39%  12/23/1999      5,953,720
  7,000,000  General Motors Acceptance Corp.                                             5.28%   11/8/1999      6,992,949
  8,000,000  General Motors Acceptance Corp.                                             5.92%   3/13/2000      7,829,760
                                                                                                            -------------
                                                                                                               65,324,252
                                                                                                            -------------

             Finance-Commercial - 5.9%
  7,000,000  CIT Group Holdings, Inc.                                                    5.23%  11/12/1999      6,989,006
  4,500,000  General Electric Capital Corp.                                              5.35%   2/22/2000      4,427,398
  6,000,000  General Electric Capital Corp.                                              6.10%   3/20/2000      5,861,167
  7,962,000  General Electric Capital International Funding, Inc.
             (Guaranteed General Electric Capital Corp.)                                 5.40%   12/8/1999      7,918,384
  7,000,000  General Electric Capital International Funding, Inc.
             (Guaranteed General Electric Capital Corp.)                                 5.90%   2/28/2000      6,867,646
  5,000,000  General Electric Co.                                                        5.33%   11/1/1999      5,000,000
                                                                                                            -------------
                                                                                                               37,063,601
                                                                                                            -------------

             Finance-Consumer - 6.7%
  7,000,000  American General Corp.                                                      5.28%   11/2/1999      6,998,987
  7,000,000  American General Finance Corp. (Guaranteed American
             General Corp.)                                                              5.59%   2/18/2000      6,885,550
  7,000,000  Associates Financial Services Company of  Puerto Rico, Inc.
             (Guaranteed Associates Corp. of North America)                              5.32%   11/4/1999      6,996,938
  2,531,000  Associates Financial Services Company of  Puerto Rico, Inc.
             (Guaranteed Associates Corp. of North America)                              5.38%   11/4/1999      2,529,876
  2,728,000  Associates Financial Services Company of  Puerto Rico, Inc.
             (Guaranteed Associates Corp. of North America)                              6.11%   1/26/2000      2,688,768
  6,000,000  Associates Financial Services Company of  Puerto Rico, Inc.
             (Guaranteed Associates Corp. of North America)                              6.11%   2/28/2000      5,881,397
  3,400,000  Household Finance Corp.                                                     5.32%   11/1/1999      3,400,000
  7,000,000  Transamerica Finance Corp.                                                  5.37%   11/1/1999      7,000,000
                                                                                                            -------------
                                                                                                               42,381,516
                                                                                                            -------------

             Finance-Structured - 13.2%
  7,000,000  Corporate Asset Funding Co.                                                 5.97%   1/31/2000      6,896,488
  7,000,000  CXC, Inc.                                                                   6.13%   1/31/2000      6,893,479
  7,000,000  Delaware Funding Corp.                                                      5.41%   11/8/1999      6,992,677
  7,000,000  Delaware Funding Corp.                                                      5.45%   12/9/1999      6,960,248
  4,040,000  Delaware Funding Corp.                                                      6.22%   1/20/2000      3,985,056
  7,000,000  Delaware Funding Corp.                                                      6.12%    2/4/2000      6,889,167
  7,000,000  Preferred Receivables Funding                                               5.43%  11/19/1999      6,981,205
  4,150,000  Preferred Receivables Funding                                               4.95%  11/29/1999      4,134,474
  4,380,000  Preferred Receivables Funding                                               6.11%   1/27/2000      4,316,490
  7,000,000  Preferred Receivables Funding                                               5.99%    2/7/2000      6,888,525
    260,000  Triple-A One Funding Corp.                                                  5.33%   11/4/1999        259,886
  7,000,000  Triple-A One Funding Corp.                                                  5.41%   11/9/1999      6,991,647
  7,000,000  Triple-A One Funding Corp.                                                  5.42%  12/27/1999      6,941,527
  8,000,000  Triple-A One Funding Corp.                                                  5.46%  12/28/1999      7,931,727
                                                                                                            -------------
                                                                                                               83,062,596
                                                                                                            -------------

             Financial Services - 1.1%
  7,000,000  American Express Credit Corp.                                               5.31%  11/24/1999      6,976,387
                                                                                                            -------------

             Food & Beverage - 2.1%
  6,000,000  Cargill Global Fund plc (Guaranteed Cargill, Inc.)                          5.25%   2/11/2000      5,914,150
  7,000,000  General Mills, Inc.                                                         5.37%  12/15/1999      6,954,656
                                                                                                            -------------
                                                                                                               12,868,806
                                                                                                            -------------

             Industrial - 1.1%
  7,000,000  Alcoa, Inc.                                                                 5.34%   12/3/1999      6,967,022
                                                                                                            -------------

             Insurance - 8.0%
  7,000,000  Met-Life Funding Inc.                                                       6.08%   1/26/2000      6,899,834
  7,000,000  Prudential Funding Corp.                                                    5.76%   1/28/2000      6,904,178
  7,000,000  Prudential Funding Corp.                                                    6.02%   1/31/2000      6,895,603
 22,700,000  USAA Capital Corp.                                                          5.32%   11/1/1999     22,700,000
  7,000,000  USAA Capital Corp.                                                          5.89%   2/17/2000      6,879,670
                                                                                                            -------------
                                                                                                               50,279,285
                                                                                                            -------------
             Petroleum - 7.3%
  5,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                          5.25%  11/17/1999      4,988,533
  7,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                          5.39%   12/3/1999      6,966,960
  7,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                          5.33%   12/9/1999      6,961,356
  7,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                          5.91%   2/22/2000      6,873,220
 20,000,000  Koch Industries, Inc.                                                       5.32%   11/1/1999     20,000,000
                                                                                                            -------------
                                                                                                               45,790,069
                                                                                                            -------------

             Telecommunications - 4.4%
  4,975,000  Motorola Credit Corp. (Guaranteed Motorola, Inc.)                           5.41%   11/4/1999      4,972,782
  3,000,000  Motorola Credit Corp. (Guaranteed Motorola, Inc.)                           5.37%  11/19/1999      2,992,035
  6,000,000  Motorola Credit Corp. (Guaranteed Motorola, Inc.)                           5.37%  12/17/1999      5,959,367
  7,000,000  Motorola Credit Corp. (Guaranteed Motorola, Inc.)                           5.36%  12/22/1999      6,947,343
  7,000,000  Motorola Credit Corp. (Guaranteed Motorola, Inc.)                           5.35%  12/29/1999      6,940,228
                                                                                                            -------------
                                                                                                               27,811,755
                                                                                                            -------------

             U.S. Municipal - 3.4%
  7,000,000  City of Whiting, Indiana; Industrial Sewage & Solid Waste
             Disposal; Series 1995 (Guaranteed BP Amoco plc)                             5.52%  11/15/1999      7,000,000
  7,000,000  City of Whiting, Indiana; Industrial Sewage & Solid Waste
             Disposal; Series 1995 (Guaranteed BP Amoco plc)                             5.39%   12/3/1999      7,000,000
  7,250,000  Metrocrest Hospital Authority (Bank of New York Bank,
             Direct Pay Letter of Credit)                                                5.85%    3/7/2000      7,105,493
                                                                                                            -------------
                                                                                                               21,105,493
                                                                                                            -------------

             Total Commercial Paper                                                                           546,454,423
                                                                                                            -------------

             CERTIFICATES OF DEPOSIT - 4.8% (a)
             Domestic - 3.5%
  8,000,000  Morgan Guaranty Trust Co. of New York                                       4.95%  12/10/1999      8,000,244
  7,000,000  Morgan Guaranty Trust Co. of New York                                       6.08%   3/20/2000      7,000,000
  7,000,000  Morgan Guaranty Trust Co. of New York                                       5.75%   7/19/2000      6,997,426
                                                                                                            -------------
                                                                                                               21,997,670
                                                                                                            -------------

             Euro Dollar-Foreign - 1.3%
  7,000,000  Barclays Bank plc (USD)                                                     5.01%  11/15/1999      6,999,693
  1,000,000  Barclays Bank plc (USD)                                                     5.13%  11/15/1999        999,909
                                                                                                            -------------
                                                                                                                7,999,602
                                                                                                            -------------
             Total Certificates of Deposit                                                                     29,997,272
                                                                                                            -------------

             MEDIUM TERM NOTES - 1.8% (a)
  7,000,000  Abbey National Treasury Service plc (Guaranteed Abbey
             National plc)                                                               5.25%  12/14/1999      7,000,081
  1,120,000  American General Corp.                                                      6.18%   5/15/2000      1,123,526
  3,000,000  Wells Fargo & Co.                                                           5.69%   5/12/2000      3,015,979
                                                                                                            -------------
             Total Medium Term Notes                                                                           11,139,586
                                                                                                            -------------

             VARIABLE RATE NOTES - 2.9% (a,b)
  8,000,000  Illinois Student Assistance Commission (Bank of America,
             Illinois Direct Pay Letter of Credit)                                       5.37%   11/3/1999      8,000,000
 10,000,000  Illinois Student Assistance Commission (Student Loan
             Marketing Assoc., Direct Pay Letter of Credit)                              5.32%   11/3/1999     10,000,000
                                                                                                            -------------
             Total Variable Rate Notes                                                                         18,000,000
                                                                                                            -------------

             U.S. GOVERNMENT AGENCY - 1.4% (a)
  1,800,000  Federal Home Loan Bank                                                      5.46%  12/29/1999      1,800,856
  7,000,000  Federal Home Loan Mortgage Corp.                                            5.29%  12/21/1999      6,950,543
                                                                                                            -------------
             Total U.S. Government Agency                                                                       8,751,399
                                                                                                            -------------
             Total Investments (at amortized cost)                                                           $628,340,072 (c)
                                                                                                            =============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Money Market Fund.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.




Lutheran Brotherhood Growth Fund
Portfolio of Investments
October 31, 1999

Shares                                               Value
--------------                                   --------------
COMMON STOCKS - 100.0% (a)
Aerospace - 0.8%
   270 Boeing Co.                                 $     12,432
   410 United Technologies Corp.                        24,805
                                                  ------------
                                                        37,237
                                                  ------------

Airlines - 0.7%
 2,190 Southwest Airlines Co.                           36,819
                                                  ------------

Bank & Finance - 12.3%
   160 American Express Co.                             24,640
   730 American International Group, Inc.               75,144
   680 Associates First Capital Corp., Class A          24,820
   380 Bank of America Corp.                            24,463
   290 Bank of New York Co., Inc.                       12,144
   430 Chase Manhattan Corp.                            37,571
 1,360 Citigroup, Inc.                                  73,610
   460 Federal Home Loan Mortgage Corp.                 24,869
   700 Federal National Mortgage Association            49,525
   860 Firstar Corp.                                    25,263
   170 Goldman Sachs (The) Group, Inc.                  12,070
   160 Lehman Brothers Holdings, Inc.                   11,790
 1,340 MBNA Corp.                                       37,018
   330 Morgan Stanley Dean Witter & Co.                 36,403
   130 Northern Trust Corp.                             12,553
   110 Providian Financial Corp.                        11,990
   650 Schwab, Charles Corp.                            25,309
   330 State Street Corp.                               25,121
   660 U.S. Bancorporation                              24,461
   520 Wells Fargo & Co.                                24,895
                                                  ------------
                                                       593,659
                                                  ------------

Broadcasting - 1.5%
   500 CBS Corp.                                        24,406(b)
   610 Clear Channel Communications, Inc.               49,029(b)
                                                  ------------
                                                        73,435
                                                  ------------

Chemicals - 0.2%
   260 Praxair, Inc.                                    12,155
                                                  ------------

Computer Software - 7.2%
   190 Citrix Systems, Inc.                             12,184(b)
 2,540 Microsoft Corp.                                 235,109(b)
   800 Oracle Corp.                                     38,050(b)
   350 Veritas Software Corp.                           37,756(b)
   140 Yahoo!, Inc.                                     25,069(b)
                                                  ------------
                                                       348,168
                                                  ------------

Computers & Office Equipment - 15.0%
 3,210 Cisco Systems, Inc.                             237,540(b)
 1,860 Dell Computer Corp.                              74,633(b)
 1,690 EMC Corp.                                       123,370(b)
   340 Hewlett Packard Co.                              25,181
   880 International Business Machines Corp.            86,570
   830 Sun Microsystems, Inc.                           87,824(b)
   980 Texas Instruments, Inc.                          87,955
                                                  ------------
                                                       723,073
                                                  ------------

Conglomerates - 5.4%
   440 AlliedSignal, Inc.                               25,053
 1,200 General Electric Co.                            162,675
 1,850 Tyco International, Ltd.                         73,884
                                                  ------------
                                                       261,612
                                                  ------------

Cosmetics & Toiletries - 0.2%
   270 Estee Lauder Companies, Inc., Class A            12,589
                                                  ------------

Drugs & Health Care - 12.4%
   610 Abbott Laboratories                              24,629
   470 Amgen, Inc.                                      37,483(b)
   170 Biogen, Inc.                                     12,601(b)
   650 Bristol-Myers Squibb Co.                         49,928
   290 Cardinal Health, Inc.                            12,506
   540 Eli Lilly & Co.                                  37,193
   500 Guidant Corp.                                    24,688
   590 Johnson & Johnson                                61,803
 1,420 Medtronic, Inc.                                  49,168
   940 Merck & Co., Inc.                                74,789
 2,510 Pfizer, Inc.                                     99,145
 1,010 Schering-Plough Corp.                            49,995
   790 Warner-Lambert Co.                               63,052
                                                  ------------
                                                       596,980
                                                  ------------

Electronic Equipment - 4.7%
   420 Applied Materials, Inc.                          37,721(b)
   100 Broadcom Corp., Class A                          12,781(b)
 1,610 Intel Corp.                                     124,674
   150 JDS Uniphase Corp.                               25,031(b)
   330 Solectron Corp.                                  24,833(b)
                                                  ------------
                                                       225,040
                                                  ------------

Food & Beverage - 0.8%
   630 Coca-Cola Co.                                    37,170
                                                  ------------

Household Products - 2.3%
   620 Colgate Palmolive Co.                            37,510
   690 Gillette Co.                                     24,969
   480 Procter & Gamble Co.                             50,340
                                                  ------------
                                                       112,819
                                                  ------------

Internet Service - 2.6%
   870 America Online, Inc.                            112,828(b)
   110 CMGI, Inc.                                       12,038(b)
                                                  ------------
                                                       124,866
                                                  ------------

Leisure & Entertainment - 0.8%
   570 Carnival Corp., Inc.                             25,365
   270 Viacom, Inc., Class B                            12,083(b)
                                                  ------------
                                                        37,448
                                                  ------------

Machinery & Equipment - 0.8%
   260 Danaher Corp.                                    12,561
   340 Illinois Tool Works, Inc.                        24,905
                                                  ------------
                                                        37,466
                                                  ------------

Media - 2.6%
   580 Omnicom Group, Inc.                              51,040
 1,080 Time Warner, Inc.                                75,263
                                                  ------------
                                                       126,303
                                                  ------------

Media & Communications - 0.8%
   900 Comcast Corp., Class A                           37,913
                                                  ------------

Oil & Oil Service - 1.8%
   890 Conoco, Inc., Class A                            24,419
   390 Diamond Offshore Drilling, Inc.                  12,383
   310 Enron Corp.                                      12,381
   670 Halliburton Co.                                  25,251
   330 Williams Cos., Inc.                              12,375
                                                  ------------
                                                        86,809
                                                  ------------

Restaurants - 0.8%
   600 McDonald's Corp.                                 24,750
   460 Starbucks Corp.                                  12,506(b)
                                                  ------------
                                                        37,256
                                                  ------------

Retail - 12.0%
   360 Amazon.com, Inc.                                 25,425(b)
   440 Best Buy Co., Inc.                               24,448(b)
   570 Circuit City Stores, Inc.                        24,332
   310 Costco Wholesale Corp.                           24,897(b)
   870 CVS Corp.                                        37,791
   570 Dayton Hudson Corp.                              36,836
   650 Gap, Inc.                                        24,131
 1,440 Home Depot, Inc.                                108,720
   300 Intimate Brands, Inc., Class A                   12,300
   670 Kohl's Corp.                                     50,124(b)
 1,190 Kroger Co.                                       24,767(b)
   450 Lowe's Companies                                 24,750
   710 Safeway, Inc.                                    25,072(b)
 1,480 Walgreen Co.                                     37,278
 1,710 Wal-Mart Stores, Inc.                            96,936
                                                  ------------
                                                       577,807
                                                  ------------

Services - 0.8%
    90 DoubleClick, Inc.                                12,600(b)
   150 Exodus Communications, Inc.                      12,900(b)
   330 US Web Corp.                                     12,788(b)
                                                  ------------
                                                        38,288
                                                  ------------

Telecommunications Equipment - 6.4%
 1,540 Lucent Technologies, Inc.                        98,945
   380 Motorola, Inc.                                   37,026
   630 Nokia Corp., ADR                                 72,804
   410 Nortel Networks Corp.                            25,394
   110 QUALCOMM, Inc.                                   24,503(b)
   790 Tellabs, Inc.                                    49,968(b)
                                                  ------------
                                                       308,640
                                                  ------------

Telephone & Telecommunications - 6.6%
 1,060 AT&T Corp.                                       49,555
   630 AT&T Corp./Liberty Media Group, Class A          25,003(b)
   380 Bell Atlantic Corp.                              24,676
   350 Level 3 Communications, Inc.                     23,931(b)
 1,440 MCI Worldcom, Inc.                              123,570(b)
   290 NEXTEL Communications, Inc., Class A             24,994(b)
   690 Qwest Communications International, Inc.         24,840(b)
   470 SBC Communications, Inc.                         23,941
                                                  ------------
                                                       320,510
                                                  ------------

Textiles & Apparel - 0.5%
   440 NIKE, Inc., Class B                              24,833
                                                  ------------

Total Investments in Common Stocks
(cost $4,833,025)                                 $  4,828,895(c)
                                                  ============
Notes to Portfolio of Investments:
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Growth Fund.
(b) Currently non-income producing.
(c) At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $4,833,025 and the net unrealized
    depreciation of investments based on that cost was $4,130 which is comprised of $274 aggregate gross unrealized appreciation and
    $4,404 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.



Lutheran Brotherhood Value Fund
Portfolio of Investments
October 31, 1999

Shares                                               Value
--------------                                   --------------
COMMON STOCKS - 100% (a)
Aerospace - 1.0%
   260 Boeing Co.                                 $     11,954
   110 General Dynamics Corp.                            6,098
   350 Lockheed Martin Corp.                             7,000
   150 Raytheon Co., Class B                             4,388
   330 United Technologies Corp.                        19,965
                                                  ------------

                                                        49,405
                                                  ------------

Airlines - 0.7%
   100 Delta Air Lines, Inc.                             5,444
 1,550 Southwest Airlines Co.                           26,059
                                                  ------------
                                                        31,503
                                                  ------------

Automotive - 2.1%
    70 DaimlerChrysler AG                                5,443
   150 Dana Corp.                                        4,434
   720 Ford Motor Co.                                   39,510
   490 General Motors Corp.                             34,423
   100 General Motors Corp., Class H                     7,281(b)
   180 Goodyear Tire & Rubber Co. (The)                  7,436
    70 Johnson Controls, Inc.                            4,270
                                                  ------------
                                                       102,797
                                                  ------------

Bank & Finance - 18.5%
   670 Allstate Corp.                                   19,430
   210 American Express Co.                             32,340
   280 American General Corp.                           20,773
   760 American International Group, Inc.               78,233
   380 Associates First Capital Corp., Class A          13,870
   890 Bank of America Corp.                            57,294
   990 Bank of New York Co., Inc.                       41,456
   810 Bank One Corp.                                   31,691
   640 Chase Manhattan Corp.                            55,920
   260 CIGNA Corp.                                      19,435
 2,170 Citigroup, Inc.                                 117,451
   100 Comerica, Inc.                                    5,944
   960 Federal Home Loan Mortgage Corp.                 51,900
   920 Federal National Mortgage Association            65,090
   390 First Union Corp.                                16,648
   870 Firstar Corp.                                    25,556
   450 Fleet Boston Corp.                               19,631(b)
   400 Household International, Inc.                    17,850
   260 Keycorp                                           7,264
   940 MBNA Corp.                                       25,968
   260 Mellon Financial Corp.                            9,604
   120 Merrill Lynch & Co., Inc.                         9,420
    90 MGIC Investment Corp.                             5,378
   270 Morgan Stanley Dean Witter & Co.                 29,784
   140 Morgan (J.P.) and Co., Inc.                      18,323
   210 National City Corp.                               6,195
    90 PNC Financial Corp.                               5,366
   240 The Hartford Financial Services Group, Inc.      12,435
   380 U.S. Bancorporation                              14,084
   450 Washington Mutual, Inc.                          16,172
 1,020 Wells Fargo & Co.                                48,833
                                                  ------------
                                                       899,338
                                                  ------------

Broadcasting - 0.8%
   270 CBS Corp.                                        13,179(b)
   750 Infinity Broadcasting Corp., Class A             25,922(b)
                                                  ------------
                                                        39,101
                                                  ------------

Building Materials - 0.2%
   290 Masco Corp.                                       8,845
                                                  ------------

Chemicals - 3.5%
   230 Air Products & Chemicals, Inc.                    6,325
   480 Avery Dennison Corp.                             30,000
   130 Dow Chemical Co.                                 15,373
   660 E.I. du Pont de Nemours and Co.                  42,529
   200 Monsanto Co.                                      7,700
   110 PPG Industries, Inc.                              6,669
   760 Praxair, Inc.                                    35,530
   730 Rohm & Haas Co.                                  27,923
                                                  ------------
                                                       172,049
                                                  ------------

Computer Software - 2.3%
   210 Computer Associates International, Inc.          11,865
   610 Microsoft Corp.                                  56,463(b)
   790 Oracle Corp.                                     37,574(b)
   250 Unisys Corp.                                      6,063(b)
                                                  ------------
                                                       111,965
                                                  ------------

Computers & Office Equipment - 7.0%
   770 Cisco Systems, Inc.                              56,980(b)
   560 Compaq Computer Corp.                            10,640
   190 Dell Computer Corp.                               7,624(b)
   550 EMC Corp.                                        40,150(b)
   510 Hewlett Packard Co.                              37,772
   820 International Business Machines Corp.            80,668
   160 Pitney Bowes, Inc.                                7,290
   360 Sun Microsystems, Inc.                           38,093(b)
   410 Texas Instruments, Inc.                          36,798
   780 Xerox Corp.                                      21,840
                                                  ------------
                                                       337,855
                                                  ------------

Conglomerates - 4.6%
   490 AlliedSignal, Inc.                               27,899
   180 Dover Corp.                                       7,661
   940 General Electric Co.                            127,429
   260 Minnesota Mining & Manufacturing Co.             24,716
    80 Textron, Inc.                                     6,175
   110 TRW, Inc.                                         4,716
   650 Tyco International, Ltd.                         25,959
                                                  ------------
                                                       224,555
                                                  ------------

Drugs & Health Care - 9.2%
   620 Abbott Laboratories                              25,033
   900 American Home Products Corp.                     47,025
   250 Amgen, Inc.                                      19,938(b)
   280 Baxter International, Inc.                       18,165
   200 Becton, Dickinson & Co.                           5,075
   830 Bristol-Myers Squibb Co.                         63,754
   120 Cardinal Health, Inc.                             5,175
   140 Eli Lilly & Co.                                   9,643
   720 Johnson & Johnson                                75,420
   250 Medtronic, Inc.                                   8,656
   720 Merck & Co., Inc.                                57,285
   500 Pfizer, Inc.                                     19,750
   410 Pharmacia & Upjohn, Inc.                         22,114
   490 Schering-Plough Corp.                            24,255
   110 Smithkline Beecham plc, ADR                       7,040
   460 Warner-Lambert Co.                               36,714
                                                  ------------
                                                       445,042
                                                  ------------

Electric Utilities - 1.6%
   290 Duke Energy Corp.                                16,403
   180 Entergy Corp.                                     5,389
   190 FPL Group, Inc.                                   9,559
 1,280 Southern Co.                                     34,000
   210 Texas Utilities Co.                               8,138
   150 Unicom Corp.                                      5,747
                                                  ------------
                                                        79,236
                                                  ------------

Electronic Equipment - 3.3%
   150 Applied Materials, Inc.                          13,472(b)
   490 Emerson Electric Company                         29,431
   150 Honeywell, Inc.                                  15,816
   940 Intel Corp.                                      72,791
   120 Koninklijke (Royal) Philips
       Electronics N.V., ADR                            12,473
   130 Rockwell International Corp.                      6,297
   100 Solectron Corp.                                   7,525(b)
                                                  ------------
                                                       157,805
                                                  ------------

Food & Beverage - 3.0%
   340 Bestfoods                                        19,975
   230 Coca-Cola Co.                                    13,570
   450 ConAgra, Inc.                                    11,728
   100 General Mills, Inc.                               8,719
   390 Heinz (H.J.) Co.                                 18,623
   200 Kellogg Co.                                       7,963
   860 PepsiCo, Inc.                                    29,831
   120 Quaker Oats Co.                                   8,400
   240 Ralston-Ralston Purina Group                      7,545
   680 Sara Lee Corp.                                   18,403
                                                  ------------
                                                       144,757
                                                  ------------

Healthcare Management - 0.2%
   380 Columbia/HCA Healthcare Corp.                     9,168
                                                  ------------

Household Products - 3.1%
   650 Colgate Palmolive Co.                            39,325
   230 Gillette Co.                                      8,338
   470 Kimberly-Clark Corp.                             29,669
   260 Newell Rubbermaid, Inc.                           9,003
   570 Procter & Gamble Co.                             59,779
    80 Unilever N.V., ADR                                5,335
                                                  ------------
                                                       151,449
                                                  ------------

Insurance - 0.7%
   130 Aetna, Inc.                                       6,533
   180 Chubb Corp.                                       9,900
   180 Lincoln National Corp.                            8,303
   140 Marsh & McLennan Cos., Inc.                      11,069
                                                  ------------
                                                        35,805
                                                  ------------

Internet Service - 0.7%
   280 America Online, Inc.                             36,313(b)
                                                  ------------

Leisure & Entertainment - 1.0%
   730 Disney (Walt) Co.                                19,254
   420 Harley Davidson, Inc.                            24,911(c)
   120 Viacom, Inc., Class B                             5,370(b)
                                                  ------------
                                                        49,535
                                                  ------------

Machinery & Equipment - 2.1%
   240 Caterpillar, Inc.                                13,275
   530 Danaher Corp.                                    25,606
   300 Deere & Co.                                      10,875
   460 Illinois Tool Works, Inc.                        33,781
   240 Ingersoll-Rand Co.                               12,540
   100 Parker-Hannifin Corp.                             4,581
                                                  ------------
                                                       100,658
                                                  ------------

Media - 0.6%
    90 Omnicom Group, Inc.                               7,920
   290 Time Warner, Inc.                                20,209
                                                  ------------
                                                        28,129
                                                  ------------

Media & Communications - 0.6%
   740 Comcast Corp., Class A                           31,173
                                                  ------------

Mining & Metals - 1.0%
   810 Alcoa, Inc.                                      49,208
                                                  ------------

Oil & Oil Service - 9.5%
   230 Atlantic Richfield Co.                           21,433
   450 BP Amoco plc, ADR                                25,988
   450 Chevron Corp.                                    41,091
   830 Coastal Corp.                                    34,964
   110 Columbia Energy Group                             7,150
   210 Conoco, Inc., Class A                             5,762
 1,100 Dynegy, Inc.                                     25,163
    70 Elf Aquitaine S.A., ADR                           5,189
   360 Enron Corp.                                      14,378
   920 Exxon Corp.                                      68,138
   290 Halliburton Co.                                  10,929
   660 Mobil Corp.                                      63,690
   690 Royal Dutch Petroleum Co.                        41,357
   310 Schlumberger, Ltd.                               18,774
   480 Texaco, Inc.                                     29,460
   180 Unocal Corp.                                      6,210
   220 USX-Marathon Group                                6,408
   880 Williams Cos., Inc.                              33,000
                                                  ------------
                                                       459,084
                                                  ------------

Paper & Forest Products - 0.9%
   220 Fort James Corp.                                  5,789
   430 International Paper Co.                          22,629
   210 Weyerhaeuser Co.                                 12,534
                                                  ------------
                                                        40,952
                                                  ------------

Photography - 0.4%
   290 Eastman Kodak Co.                                19,992
                                                  ------------

Pollution Control - 0.1%
   370 Waste Management, Inc.                            6,799
                                                  ------------

Publishing & Printing - 0.9%
   260 Gannett Co., Inc.                                20,053
    80 Knight Ridder, Inc.                               5,080
   180 McGraw-Hill, Inc.                                10,733
   100 Tribune Co.                                       6,000
                                                  ------------
                                                        41,866
                                                  ------------

Railroads - 0.7%
   460 Burlington Northern Santa Fe                     14,663
   130 CSX Corp.                                         5,314
   220 Norfolk Southern Corp.                            5,376
   160 Union Pacific Corp.                               8,920
                                                  ------------
                                                        34,273
                                                  ------------

Restaurants - 0.5%
   630 McDonald's Corp.                                 25,988
                                                  ------------

Retail - 7.7%
   320 Albertson's, Inc.                                11,520
   600 Circuit City Stores, Inc.                        25,613
   770 CVS Corp.                                        33,447
   780 Dayton Hudson Corp.                              50,408
 1,210 Family Dollar Stores, Inc.                       24,956
 1,000 Federated Department Stores                      42,688(b)
   140 Gap, Inc.                                         5,198
   270 Home Depot, Inc.                                 20,385
 1,440 Kroger Co.                                       29,970(b)
   650 Lowe's Companies                                 35,750
   430 May Department Stores Co.                        14,916
   150 Penney (J.C.) Co.                                 3,806
   170 Safeway, Inc.                                     6,003(b)
   420 Sears, Roebuck & Co.                             11,839
   350 Sysco Corp.                                      13,453
   780 Wal-Mart Stores, Inc.                            44,216
                                                  ------------
                                                       374,168
                                                  ------------

Services - 1.1%
   280 Automatic Data Processing, Inc.                  13,493
   260 Electronic Data Systems Corp.                    15,210
   360 First Data Corp.                                 16,448
   240 Interpublic Group of Cos., Inc.                   9,750
                                                  ------------
                                                        54,901
                                                  ------------

Telecommunications Equipment - 2.6%
   120 Corning, Inc.                                     9,435
   380 Lucent Technologies, Inc.                        24,415
   380 Motorola, Inc.                                   37,026
   310 Nortel Networks Corp.                            19,201
    40 QUALCOMM, Inc.                                    8,910(b)
   430 Tellabs, Inc.                                    27,198(b)
                                                  ------------
                                                       126,185
                                                  ------------

Telephone & Telecommunications - 7.8%
   270 ALLTEL Corp.                                     22,478
 1,370 AT&T Corp.                                       64,048
   830 Bell Atlantic Corp.                              53,898
   440 BellSouth Corp.                                  19,800
   570 GTE Corp.                                        42,893
   570 MCI Worldcom, Inc.                               48,913(b)
 1,290 SBC Communications, Inc.                         65,709
   440 Sprint Corp. (FON Group)                         32,698
   320 US West, Inc.                                    19,540
   180 Vodafone AirTouch plc, ADR                        8,629
                                                  ------------
                                                       378,606
                                                  ------------

Total Common Stocks (cost $4,862,167)             $  4,858,505(d)
                                                  ============
Notes to Portfolio of Investments:
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Value Fund.
(b) Currently non-income producing.
(c) Includes stock rights that automatically traded with the stock and had no separate value at October 31, 1999.
(d) At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $4,862,167 and the net unrealized
    depreciation of investments based on that cost was $3,662 which is comprised of $1,548 aggregate gross unrealized appreciation and
    $5,210 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.



LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999

  Principal                                                                                       Maturity
   Amount                                                                               Rate        Date         Value
 ----------                                                                         ----------  ----------    ----------

             U.S. GOVERNMENT AGENCY - 5.3% (a)
$ 1,000,000  Federal National Mortgage Association, Notes (cost $967,070)              5.625%   5/14/2004  $     969,804

             MORTGAGE-BACKED SECURITIES - 22.0% (a)
  4,000,000  Federal National Mortgage Association, Participation Certificates
             (cost $ 3,990,000)                                                          7.5%   11/1/2029      4,012,500(b)

             U.S. GOVERNMENT - 72.7% (a)
  5,000,000  U.S. Treasury Notes                                                        7.25%   8/15/2004      5,246,875
  8,000,000  U.S. Treasury Notes                                                         6.0%   8/15/2004      8,020,000
                                                                                                           -------------
             Total U.S. Government (cost $13,245,312)                                                         13,266,875
                                                                                                           -------------
             Total Investments (cost $18,202,382)                                                          $  18,249,179(c)
                                                                                                           =============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the
    Lutheran Brotherhood Limited Maturity Bond Fund.

(b) Denotes investments purchased on a when-issued basis.

(c) At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $18,202,382 and the net unrealized appreciation of investments based on that cost was $46,797 which is comprised of $46,797 aggregate gross unrealized appreciation.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS
Investments in securities, at value (cost, $4,833,025)                 $  4,828,895
Receivable for capital stock sold                                         5,000,000
                                                                       ------------
Total assets                                                              9,828,895
                                                                       ------------

LIABILITIES:

Payable for investment securities purchased                               4,833,025
                                                                       ------------
NET ASSETS                                                             $  4,995,870
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital                                                        $  5,000,000
Unrealized net depreciation of investments                                   (4,130)
                                                                       ------------
NET ASSETS                                                             $  4,995,870
                                                                       ============

Class A Shares:
Net asset value and redemption price per share
(based on net assets of $999,174 and 60,606 shares
of beneficial interest outstanding)                                          $16.49
                                                                       ============
Maximum public offering price per share
(based on a net asset value per share
of $16.49 divided by 0.96 for a 4% sales charge)                             $17.18
                                                                       ============
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $999,174 and 60,606 shares
of beneficial interest outstanding)                                          $16.49
                                                                       ============
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $2,997,522 and 181,818 shares
of beneficial interest outstanding)                                          $16.49
                                                                       ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD GROWTH FUND
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                   For the period from
                                                                    October 29, 1999
                                                                   (effective date) to
                                                                     October 31, 1999
                                                                   -------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net change in unrealized depreciation of investments                   $     (4,130)
                                                                       ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                   1,000,000
Class B                                                                   1,000,000
Institutional Class                                                       3,000,000
                                                                       ------------
Net increase in net assets from trust share transactions                  5,000,000
                                                                       ------------
Net increase in net assets                                                4,995,870

NET ASSETS
Beginning of period                                                              --
                                                                       ------------
End of period                                                          $  4,995,870
                                                                       ============





LUTHERAN BROTHERHOOD VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:
Investments in securities, at value (cost, $4,862,167)                 $  4,858,505
Receivable for capital stock sold                                         5,000,000
                                                                       ------------
Total assets                                                              9,858,505
                                                                       ------------

LIABILITIES:

Payable for investment securities purchased                               4,862,167
                                                                       ------------

NET ASSETS                                                             $  4,996,338
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital                                                        $  5,000,000
Unrealized net depreciation of investments                                   (3,662)
                                                                       ------------

NET ASSETS                                                             $  4,996,338
                                                                       ============

Class A Shares:
Net asset value and redemption price per share
(based on net assets of $999,267 and 68,966 shares of
beneficial interest outstanding)                                             $14.49
                                                                       ============
Maximum public offering price per share
(based on a net asset value per share
of $14.49 divided by 0.96 for a 4% sales charge)                             $15.09
                                                                       ============
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $999,268 and 68,966 shares
of beneficial interest outstanding)                                          $14.49
                                                                       ============
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $2,997,803 and 206,897 shares
of beneficial interest outstanding)                                          $14.49
                                                                       ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD VALUE FUND
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                   For the period from
                                                                    October 29, 1999
                                                                   (effective date) to
                                                                     October 31, 1999
                                                                   -------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net change in unrealized depreciation of investments                   $     (3,662)
                                                                       ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                   1,000,000
Class B                                                                   1,000,000
Institutional Class                                                       3,000,000
                                                                       ------------
Net increase in net assets from trust share transactions                  5,000,000
                                                                       ------------
Net increase in net assets                                                4,996,338

NET ASSETS:
Beginning of period                                                              --
                                                                       ------------
End of period                                                          $  4,996,338
                                                                       ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:
Investments in securities, at value (cost, $18,202,382)                $ 18,249,179
Receivable for capital stock sold                                        20,000,000
Interest receivable                                                         216,959
                                                                       ------------
Total assets                                                             38,466,138
                                                                       ------------

LIABILITIES:

Payable for investment securities purchased                              18,419,341
                                                                       ------------
NET ASSETS                                                             $ 20,046,797
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital                                                        $ 20,000,000
Unrealized net appreciation of investments                                   46,797
                                                                       ------------

NET ASSETS                                                             $ 20,046,797
                                                                       ============

Class A Shares:
Net asset value and redemption price per share
(based on net assets of $5,011,700 and 400,000 shares
of beneficial interest outstanding)                                          $12.53
                                                                       ============
Maximum public offering price per share
(based on a net asset value per share of $12.53 divided
by 0.96 for a 4% sales charge)                                               $13.05
                                                                       ============
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $5,011,699 and 400,000 shares
of beneficial interest outstanding)                                          $12.53
                                                                       ============
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $10,023,398 and 800,000 shares
of beneficial interest outstanding)                                          $12.53
                                                                       ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                   For the period from
                                                                    October 29, 1999
                                                                   (effective date) to
                                                                     October 31, 1999
                                                                   -------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net change in unrealized appreciation of investments                   $     46,797
                                                                       ------------

TRUST SHARE TRANSACTIONS:
Class A                                                                   5,000,000
Class B                                                                   5,000,000
Institutional Class                                                      10,000,000
                                                                       ------------
Net increase in net assets from trust share transactions                 20,000,000
                                                                       ------------
Net increase in net assets                                               20,046,797

NET ASSETS:
Beginning of period                                                              --
                                                                       ------------
End of period                                                          $ 20,046,797
                                                                       ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 1999

Investments in securities, at value (cost,$208,648,720)                $222,679,379
Cash                                                                         92,028
Receivable for investment securities sold                                 1,293,686
Dividend receivable                                                           9,399
                                                                       ------------
Total assets                                                            224,074,492
                                                                       ------------

LIABILITIES:
Payable for investment securities purchased                                 572,493
Accrued expenses                                                            180,361
                                                                       ------------
Total liabilities                                                           752,854
                                                                       ------------
NET ASSETS                                                             $223,321,638
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital                                                        $226,957,641
Accumulated net investment loss                                              (7,430)
Accumulated net realized loss from sale of investments                  (17,659,232)
Unrealized net appreciation of investments                               14,030,659
                                                                       ------------
NET ASSETS                                                             $223,321,638
                                                                       ============
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $206,049,581 and 18,466,664 shares
of beneficial interest outstanding)                                          $11.16
                                                                             ======
Maximum public offering price per share (based on a net asset
value per share of $11.16 divided by 0.96 for a 4% sales charge)             $11.63
                                                                             ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $8,457,985 and 769,045 shares of
beneficial interest outstanding)                                             $11.00
                                                                             ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $8,814,072 and 786,102 shares of
beneficial interest outstanding)                                             $11.21
                                                                             ======





Statement of Operations
Year Ended October 31, 1999

INVESTMENT INCOME:
Income --
Dividend income                                                      $      397,820
Interest income                                                             296,894
                                                                     --------------
Total income                                                                694,714
                                                                     --------------

Expenses --
Investment advisory fee                                                   1,049,677
Distribution and service plan fees:
Class A                                                                     528,789
Class B                                                                      66,597
Transfer agent services                                                   1,262,313
Custodian fee                                                               141,512
Administrative personnel and services                                        45,091
Printing and postage                                                        276,993
Trust share registration costs                                               62,467
Auditing fees                                                                 5,827
Legal fees                                                                    4,686
Trustees' fees                                                                9,335
Miscellaneous                                                                10,846
                                                                     --------------
Total expenses before expense reimbursement                               3,464,133
Expense reimbursement from investment advisor                               (47,854)
                                                                     --------------
Net expenses                                                              3,416,279
                                                                     --------------
Net investment loss                                                      (2,721,565)
                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                              3,498,799
Net change in unrealized appreciation of investments                     39,085,693
                                                                     --------------
Net gain on investments                                                  42,584,492
                                                                     --------------
Net increase in net assets resulting from operations                 $   39,862,927
                                                                     ==============







Statement of Changes in Net Assets
Years Ended October 31, 1999 and 1998
                                                                               Year              Year
                                                                               Ended             Ended
                                                                              10/31/99          10/31/98
                                                                            ------------      ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                         $ (2,721,565)     $ (1,358,626)
Net realized gain (loss) on investments                                        3,498,799       (20,273,121)
Net change in unrealized appreciation or depreciation of investments          39,085,693       (53,310,343)
                                                                            ------------      ------------
Net change in net assets resulting from operations                            39,862,927       (74,942,090)
                                                                            ------------      ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net Realized Gains:
Class A                                                                               --       (10,383,030)
Class B                                                                               --           (18,018)
Institutional Class                                                                   --          (116,629)
                                                                            ------------      ------------
Total distributions                                                                   --       (10,517,677)
                                                                            ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                      (37,324,818)      (19,142,773)
Class B                                                                        3,290,263         5,010,935
Institutional Class                                                            2,182,297         3,478,983
                                                                            ------------      ------------
Net change in net assets resulting from trust share transactions             (31,852,258)      (10,652,855)
                                                                            ------------      ------------
Net change in net assets                                                       8,010,669       (96,112,622)

NET ASSETS:
Beginning of period                                                          215,310,969       311,423,591
                                                                            ------------      ------------
End of period                                                               $223,321,638      $215,310,969
                                                                            ============      ============

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 1999

ASSETS:
Investments in securities, at value (cost, $65,059,682)                $ 76,483,459
Cash                                                                        135,168
Receivable for investment securities sold                                   674,676
Dividend receivable                                                          14,704
Unamortized organization costs                                               14,179
                                                                       ------------
Total assets                                                             77,322,186
                                                                       ------------

LIABILITIES:
Payable for investment securities purchased                                 978,377
Accrued expenses                                                             91,924
                                                                       ------------
Total liabilities                                                         1,070,301
                                                                       ------------
NET ASSETS                                                             $ 76,251,885
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital                                                        $ 62,292,788
Accumulated net investment loss                                              (3,477)
Accumulated net realized gain from sale of investments                    2,538,797
Unrealized net appreciation of investments                               11,423,777
                                                                       ------------
NET ASSETS                                                             $ 76,251,885
                                                                       ============
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$59,243,255 and 4,580,293 shares of beneficial interest outstanding)         $12.93
                                                                             ======
Maximum public offering price per share (based on a net asset
value per share of $12.93 divided by 0.96 for a 4% sales charge)             $13.47
                                                                             ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $15,769,501 and 1,237,735 shares of
beneficial interest outstanding)                                             $12.74
                                                                             ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $1,239,129 and 95,379 shares of
beneficial interest outstanding)                                             $12.99
                                                                             ======






Statement of Operations
Year Ended October 31, 1999


INVESTMENT INCOME:
Income --
Dividend income                                                      $      227,692
Interest income                                                             121,554
                                                                     --------------
Total income                                                                349,246
                                                                     --------------
Expenses --
Investment advisory fee                                                     267,092
Distribution and service plan fees:
Class A                                                                     113,321
Class B                                                                     111,347
Transfer agent services                                                     453,747
Custodian fee                                                               107,551
Administrative personnel and services                                        11,478
Printing and postage                                                        124,971
Trust share registration costs                                               65,211
Auditing fees                                                                 4,177
Legal fees                                                                    1,515
Trustees' fees                                                                6,547
Amortization of organization costs                                            5,490
Miscellaneous                                                                 5,005
                                                                     --------------
Total expenses                                                            1,277,452
Expense reimbursement from investment advisor                               (77,128)
                                                                     --------------
Net expenses                                                              1,200,324
                                                                     --------------
Net investment loss                                                        (851,078)
                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                              5,468,431
Net realized gain on closed or expired option contracts written               3,147
                                                                     --------------
Net realized gain on investments                                          5,471,578
Net change in unrealized appreciation of investments                     13,367,574
                                                                     --------------
Net gain on investments                                                  18,839,152
                                                                     --------------
Net increase in net assets resulting from operations                 $   17,988,074
                                                                     ==============







Statement of Changes in Net Assets
Years Ended October 31, 1999 and 1998
                                                                               Year              Year
                                                                               Ended             Ended
                                                                              10/31/99          10/31/98
                                                                            ------------      ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                $   (851,078)     $    538,235
Net realized gain (loss) on investments                                        5,471,578        (2,238,984)
Net change in unrealized appreciation or depreciation of investments          13,367,574        (1,836,091)
                                                                            ------------      ------------
Net change in net assets resulting from operations                            17,988,074        (3,536,840)
                                                                            ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                               --          (593,837)
Class B                                                                               --           (20,517)
Institutional Class                                                                   --           (23,816)
Net Realized Gains:
Class A                                                                               --          (395,237)
Class B                                                                               --           (13,872)
Institutional Class                                                                   --           (15,767)
                                                                            ------------      ------------
Total distributions                                                                   --        (1,063,046)
                                                                            ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                       12,960,104        21,626,287
Class B                                                                        6,053,517         7,121,404
Institutional Class                                                              273,449           226,296
                                                                            ------------      ------------
Net increase in net assets from trust share transactions                      19,287,070        28,973,987
                                                                            ------------      ------------
Net increase in net assets                                                    37,275,144        24,374,101

NET ASSETS:
Beginning of                                                                  38,976,741        14,602,640
                                                                            ------------      ------------
End of period                                                               $ 76,251,885      $ 38,976,741
                                                                            ============      ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 1999

ASSETS:
Investments in securities, at value (cost, $84,694,535)                $108,744,166
Cash (including foreign currency holdings of $633,358)                      696,828
Receivable for investment securities sold                                   602,602
Dividend receivable                                                         213,983
Unamortized organization costs                                                8,476
                                                                       ------------
Total assets                                                            110,266,055
                                                                       ------------

LIABILITIES:
Payable for investment securities purchased                                 346,622
Accrued expenses                                                             90,874
                                                                       ------------
Total liabilities                                                           437,496
                                                                       ------------
NET ASSETS                                                             $109,828,559
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital                                                        $ 82,995,142
Accumulated net investment loss                                              (5,919)
Accumulated net realized gain from sale of investments
and foreign currency transactions                                         2,791,186
Unrealized net appreciation of investments and
on translation of assets and liabilities in foreign currencies           24,048,150
                                                                       ------------
NET ASSETS                                                             $109,828,559
                                                                       ============
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $87,637,277 and 6,982,541 shares of
beneficial interest outstanding)                                             $12.55
                                                                             ======
Maximum public offering price per share (based on a net asset
value per share of $12.55 divided by 0.96 for a 4% sales charge)             $13.07
                                                                             ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $8,070,106 and 651,372 shares of
beneficial interest outstanding)                                             $12.39
                                                                             ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $14,121,176 and 1,121,567 shares of
beneficial interest outstanding)                                             $12.59
                                                                             ======






Statement of Operations
Year Ended October 31, 1999


INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $201,719)                   $    1,556,704
Interest income                                                             202,872
                                                                     --------------
Total income                                                              1,759,576
                                                                     --------------

Expenses --
Investment advisory fee                                                     753,081
Distribution and service plan fees:
Class A                                                                     199,609
Class B                                                                      58,303
Transfer agent services                                                     510,661
Custodian fee                                                                97,727
Administrative personnel and services                                        19,579
Printing and postage                                                        137,738
Trust share registration costs                                               62,473
Auditing fees                                                                 4,827
Legal fees                                                                    2,195
Trustees' fees                                                                6,560
Amortization of organization costs                                           10,220
Miscellaneous                                                                 6,445
                                                                     --------------
Total expenses before expense reimbursement                               1,869,418
Expense reimbursement from investment advisor                               (18,844)
                                                                     --------------
Net expenses                                                              1,850,574
                                                                     --------------
Net investment loss                                                         (90,998)
                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
Net realized gain on investment transactions                              4,114,373
Net realized loss on foreign currency transactions                          (38,666)
                                                                     --------------
Net realized gain on investments and foreign currency transactions        4,075,707
                                                                     --------------
Net change in unrealized appreciation of investments                     13,189,271
Net change in unrealized depreciation on translation of assets
and liabilities in foreign currencies                                        (7,641)
                                                                     --------------
Net change in unrealized appreciation of investments and on
translation of assets and liabilities in foreign currencies              13,181,630
                                                                     --------------
Net gain on investments and foreign currency                             17,257,337
                                                                     --------------
Net increase in net assets resulting from operations                 $   17,166,339
                                                                     ==============







Statement of Changes in Net Assets
Years Ended October 31, 1999 and 1998
                                                                               Year              Year
                                                                               Ended             Ended
                                                                              10/31/99          10/31/98
                                                                            ------------      ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                                $    (90,998)     $     56,081
Net realized gain (loss) on investments and
foreign currency transactions                                                  4,075,707          (723,020)
Net change in unrealized appreciation or depreciation of investments and
on translation of assets and liabilities in foreign currencies                13,181,630         5,623,753
                                                                            ------------      ------------
Net increase in net assets resulting from operations                          17,166,339         4,956,814
                                                                            ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                         (509,984)         (277,425)
Class B                                                                          (21,512)           (1,167)
Institutional Class                                                             (102,827)          (30,222)
Net Realized Gains:
Class A                                                                               --          (946,412)
Class B                                                                               --            (3,960)
Institutional Class                                                                   --          (102,770)
                                                                            ------------      ------------
Total distributions                                                             (634,323)       (1,361,956)
                                                                            ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                        1,035,539         1,779,490
Class B                                                                        3,623,615         3,598,446
Institutional Class                                                            1,704,486         2,827,874
                                                                            ------------      ------------
Net increase in net assets from trust share transactions                       6,363,640         8,205,810
                                                                            ------------      ------------
Net increase in net assets                                                    22,895,656        11,800,668
NET ASSETS:
Beginning of period                                                           86,932,903        75,132,235
                                                                            ------------      ------------
End of period (including undistributed net investment income of
$0 and $627,526, respectively)                                              $109,828,559      $ 86,932,903
                                                                            ============      ============

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 1999

ASSETS:
Investments in securities, at value (cost, $1,253,774,770)             $1,560,411,881
Cash                                                                           53,280
Receivable for investment securities sold                                  24,245,421
Dividend receivable                                                         1,207,424
                                                                       --------------
Total assets                                                            1,585,918,006
                                                                       --------------

LIABILITIES:
Payable for investment securities purchased                                54,443,510
Accrued expenses                                                              498,155
                                                                       --------------
Total liabilities                                                          54,941,665
                                                                       --------------
NET ASSETS                                                             $1,530,976,341
                                                                       ==============

NET ASSETS CONSIST OF:
Paid-in capital                                                        $1,008,853,734
Undistributed net investment income                                           449,954
Accumulated net realized gain from sale of investments                    215,035,542
Unrealized net appreciation of investments                                306,637,111
                                                                       --------------
NET ASSETS                                                             $1,530,976,341
                                                                       ==============
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $1,424,448,929 and 45,629,942
shares of beneficial interest outstanding)                                     $31.22
                                                                               ======
Maximum public offering price per share (based on a net asset
value per share of $31.22 divided by 0.96 for a 4% sales charge)               $32.52
                                                                               ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $63,327,732 and 2,047,436 shares of
beneficial interest outstanding)                                               $30.93
                                                                               ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $43,199,680 and 1,383,041 shares of
beneficial interest outstanding)                                               $31.24
                                                                               ======





Statement of Operations
Year Ended October 31, 1999


INVESTMENT INCOME:
Income --
Dividend income                                                      $   13,612,372
Interest income                                                           1,763,593
                                                                     --------------
Total income                                                             15,375,965
                                                                     --------------

Expenses --
Investment advisory fee                                                   5,257,761
Distribution and service plan fees:
Class A                                                                   3,331,042
Class B                                                                     461,815
Transfer agent services                                                   2,645,215
Custodian fee                                                               239,468
Administrative personnel and services                                       283,224
Printing and postage                                                        739,806
Trust share registration costs                                              131,787
Auditing fees                                                                24,892
Legal                                                                        33,665
Trustees' fees                                                               20,572
Miscellaneous                                                                30,127
                                                                     --------------
Total expenses before expense reimbursement                              13,199,374
Expense reimbursement from investment advisor                              (967,463)
                                                                     --------------
Net expenses                                                             12,231,911
                                                                     --------------
Net investment income                                                     3,144,054
                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                            230,150,748
Net realized loss on closed or expired option contracts written            (169,201)
                                                                     --------------
Net realized gain on investments                                        229,981,547
Net change in unrealized appreciation of investments                     69,573,130
                                                                     --------------
Net gain on investments                                                 299,554,677
                                                                     --------------
Net increase in net assets resulting from operations                 $  302,698,731
                                                                     ==============






Statement of Changes in Net Assets
Years Ended October 31, 1999 and 1998
                                                                               Year              Year
                                                                               Ended             Ended
                                                                              10/31/99          10/31/98
                                                                            ------------      ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                       $    3,144,054    $     5,259,275
Net realized gain on investments                                               229,981,547        138,893,681
Net change in unrealized appreciation or depreciation of investments            69,573,130          4,580,680
                                                                            --------------    ---------------
Net increase in net assets resulting from operations                           302,698,731        148,733,636
                                                                            --------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                         (3,484,091)        (4,518,250)
Class B                                                                                 --               (964)
Institutional Class                                                               (192,254)          (138,214)
Net Realized Gains:
Class A                                                                       (125,371,620)       (94,543,249)
Class B                                                                         (2,922,634)          (156,376)
Institutional Class                                                             (3,222,146)        (1,494,748)
                                                                            --------------    ---------------
Total distributions                                                           (135,192,745)      (100,851,801)
                                                                            --------------    ---------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                        145,838,693         97,627,202
Class B                                                                         33,368,795         24,995,614
Institutional Class                                                             10,112,252         13,839,394
                                                                            --------------    ---------------
Net increase in net assets from trust share transactions                       189,319,740        136,462,210
                                                                            --------------    ---------------
Net increase in net assets                                                     356,825,726        184,344,045

NET ASSETS:
Beginning of period                                                          1,174,150,615        989,806,570
                                                                            --------------    ---------------
End of period (including undistributed net investment income of
$449,954 and $982,245, respectively)                                        $1,530,976,341     $1,174,150,615
                                                                            ==============     ==============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD HIGH YIELD FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 1999


ASSETS:
Investments in securities, at value (cost, $1,013,208,824)             $  888,634,834
Cash                                                                           13,527
Receivable for investment securities sold                                   7,112,602
Interest and dividend receivable                                           21,725,688
                                                                       --------------
Total assets                                                              917,486,651
                                                                       --------------

LIABILITIES:
Payable for investment securities purchased                                 6,538,470
Accrued expenses                                                              296,645
                                                                       --------------
Total liabilities                                                           6,835,115
                                                                       --------------
NET ASSETS                                                             $  910,651,536
                                                                       ==============

NET ASSETS CONSIST OF:
Paid-in capital                                                        $1,054,832,009
Undistributed net investment income                                         1,780,225
Accumulated net realized loss from sale of investments                    (21,386,708)
Unrealized net depreciation of investments                               (124,573,990)
                                                                       --------------
NET ASSETS                                                             $  910,651,536
                                                                       ==============
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $823,227,778 and 104,609,151 shares of
beneficial interest outstanding)                                               $ 7.87
                                                                               ======
Maximum public offering price per share (based on a net asset
value per share of $7.87 divided by 0.96 for a 4% sales charge)                $ 8.30
                                                                               ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $34,423,933 and 4,379,042 shares of
beneficial interest outstanding)                                               $ 7.86
                                                                               ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $52,999,825 and 6,731,469 shares of
beneficial interest outstanding)                                               $ 7.87
                                                                               ======





Statement of Operations
Year Ended October 31, 1999

INVESTMENT INCOME:
Income --
Interest income                                                      $   90,595,329
Dividend income                                                           9,049,689
                                                                     --------------
Total income                                                             99,645,018
                                                                     --------------

Expenses --
Investment advisory fee                                                   3,660,910
Distribution and service plan fees:
Class A                                                                   2,093,242
Class B                                                                     287,667
Transfer agent services                                                   1,605,493
Custodian fee                                                               229,252
Administrative personnel and services                                       184,197
Printing and postage                                                        417,820
Trust share registration costs                                               98,349
Auditing fees                                                                19,581
Legal fees                                                                   41,528
Trustees' fees                                                               17,729
Miscellaneous                                                                24,422
                                                                     --------------
Total expenses before expense reimbursement                               8,680,190
Expense reimbursement from investment advisor                              (647,959)
                                                                     --------------
Net expenses                                                              8,032,231
                                                                     --------------
Net investment income                                                    91,612,787
                                                                     --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                            (20,631,347)
Net change in unrealized depreciation of investments                     (5,076,255)
                                                                     --------------
Net loss on investments                                                 (25,707,602)
                                                                     --------------
Net increase in net assets resulting from operations                 $   65,905,185
                                                                     ==============






Statement of Changes in Net Assets
Years Ended October 31, 1999 and 1998
                                                                               Year              Year
                                                                               Ended             Ended
                                                                              10/31/99          10/31/98
                                                                            ------------      ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                       $ 91,612,787      $   85,046,889
Net realized gain (loss) on investment transactions                          (20,631,347)          2,027,575
Net change in unrealized appreciation or depreciation of investments          (5,076,255)       (139,239,192)
                                                                            ------------      --------------
Net change in net assets resulting from operations                            65,905,185         (52,164,728)
                                                                            ------------      --------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Class A                                                                      (84,935,008)        (78,057,192)
Class B                                                                       (2,709,588)           (937,490)
Institutional Class                                                           (5,718,827)         (5,260,080)
Net Realized Gains:
Class A                                                                               --         (15,571,878)
Class B                                                                               --             (30,431)
Institutional Class                                                                   --            (988,918)
                                                                            ------------      --------------
Total distributions                                                          (93,363,423)       (100,845,989)
                                                                            ------------      --------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                       62,933,005         113,623,772
Class B                                                                       16,538,897          22,079,012
Institutional Class                                                            2,213,497          10,782,605
                                                                            ------------      --------------
Net increase in net assets from trust share transactions                      81,685,399         146,485,389
                                                                            ------------      --------------
Net change in net assets                                                      54,227,161          (6,525,328)

NET ASSETS:
Beginning of period                                                          856,424,375         862,949,703
                                                                            ------------      --------------
End of period (including undistributed net investment income of
$1,780,225 and $3,530,861, respectively)                                    $910,651,536       $ 856,424,375
                                                                            ============       =============

The accompanying notes are an integral part of the financial statements.






LUTHERAN BROTHERHOOD INCOME FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 1999

ASSETS:
Investments in securities, at value (cost, $756,914,487)               $732,290,600
Cash                                                                         17,642
Receivable for investment securities sold                                 3,574,042
Interest and dividend receivable                                         12,153,927
Receivable for variation margin on open futures contracts                   341,250
                                                                       ------------
Total assets                                                            748,377,461
                                                                       ------------

LIABILITIES:
Payable for investment securities purchased                              22,276,713
Accrued expenses                                                            217,647
                                                                       ------------
Total liabilities                                                        22,494,360
                                                                       ------------
NET ASSETS                                                             $725,883,101
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital                                                        $793,779,991
Undistributed net investment income                                       2,269,912
Accumulated net realized loss from sale of investments                  (45,370,415)
Unrealized net depreciation of investments                              (24,796,387)
                                                                       ------------
NET ASSETS                                                             $725,883,101
                                                                       ============
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $679,465,100 and 82,644,458 shares of
beneficial interest outstanding)                                             $ 8.22
                                                                             ======
Maximum public offering price per share (based on a net asset
value per share of $8.22 divided by 0.96 for a 4% sales charge)              $ 8.56
                                                                             ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $14,652,162 and 1,786,166 shares of
beneficial interest outstanding)                                             $ 8.20
                                                                             ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $31,765,839 and 3,865,488 shares of
beneficial interest outstanding)                                             $ 8.22
                                                                             ======






Statement of Operations
Year Ended October 31, 1999

INVESTMENT INCOME:
Income --
Interest income                                                      $   50,899,611
Dividend income                                                             298,704
                                                                     --------------
Total income                                                             51,198,315
                                                                     --------------

Expenses --
Investment advisory fee                                                   2,754,808
Distribution and service plan fees:
Class A                                                                   1,792,233
Class B                                                                     116,814
Transfer agent services                                                   1,280,447
Custodian fee                                                               168,916
Administrative personnel and services                                       151,763
Printing and postage                                                        358,080
Trust share registration costs                                               75,293
Auditing fees                                                                16,496
Legal fees                                                                   18,007
Trustees' fees                                                               17,693
Miscellaneous                                                                20,976
                                                                     --------------
Total expenses before expense reimbursement                               6,771,526
Expense reimbursement from investment advisor                              (543,063)
                                                                     --------------
Net expenses                                                              6,228,463
                                                                     --------------
Net investment income                                                    44,969,852
                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                             (6,590,104)
Net realized loss on closed or expired option contracts written            (509,311)
Net realized loss on closed futures contracts                            (1,454,392)
                                                                     --------------
Net realized loss on investments                                         (8,553,807)
Net change in unrealized depreciation of investments                    (42,047,117)
                                                                     --------------
Net loss on investments                                                 (50,600,924)
                                                                     --------------
Net change in net assets resulting from operations                   $   (5,631,072)
                                                                     ==============






Statement of Changes in Net Assets
Years Ended October 31, 1999 and 1998
                                                                               Year              Year
                                                                               Ended             Ended
                                                                              10/31/99          10/31/98
                                                                            ------------      ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                       $ 44,969,852      $ 47,328,173
Net realized gain (loss) on investment transactions                           (8,553,807)        8,963,937
Net change in unrealized appreciation or depreciation of investments         (42,047,117)        5,865,596
                                                                            ------------      ------------
Net change in net assets resulting from operations                            (5,631,072)       62,157,706
                                                                            ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                      (41,348,175)      (46,213,710)
Class B                                                                         (594,911)         (178,145)
Institutional Class                                                           (1,832,238)       (1,439,594)
                                                                            ------------      ------------
Total distributions                                                          (43,775,324)      (47,831,449)
                                                                            ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                      (13,065,882)      (34,562,158)
Class B                                                                        8,560,100         6,819,434
Institutional Class                                                            7,178,472         8,015,688
                                                                            ------------      ------------
Net change in net assets from trust share transactions                         2,672,690       (19,727,036)
                                                                            ------------      ------------
Net change in net assets                                                     (46,733,706)       (5,400,779)

NET ASSETS:
Beginning of period                                                          772,616,807       778,017,586
                                                                            ------------      ------------
End of period (including undistributed net investment income of
$2,269,912 and $1,118,293, respectively)                                    $725,883,101      $772,616,807
                                                                            ============      ============

The accompanying notes are an integral part of the financial statements.







LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 1999

ASSETS:
Investments in securities, at value (cost, $549,323,055)               $573,592,174
Cash                                                                         96,781
Receivable for investment securities sold                                 3,299,014
Interest receivable                                                       9,015,067
                                                                       ------------
Total assets                                                            586,003,036
                                                                       ------------

LIABILITIES:
Payable for investment securities purchased                               2,499,050
Accrued expenses                                                            114,125
                                                                       ------------
Total liabilities                                                         2,613,175
                                                                       ------------
NET ASSETS                                                             $583,389,861
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital                                                        $560,851,169
Undistributed net investment income                                       1,392,820
Accumulated net realized loss from sale of investments                   (3,123,247)
Unrealized net appreciation of investments                               24,269,119
                                                                       ------------
NET ASSETS                                                             $583,389,861
                                                                       ============
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $570,645,829 and 67,644,123 shares of
beneficial interest outstanding)                                             $ 8.44
                                                                             ======
Maximum public offering price per share (based on a net asset
value per share of $8.44 divided by 0.96 for a 4% sales charge)              $ 8.79
                                                                             ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $8,435,819 and 1,002,569 shares of
 beneficial interest outstanding)                                            $ 8.41
                                                                             ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $4,308,213 and 510,775 shares of
beneficial interest outstanding)                                             $ 8.43
                                                                             ======





Statement of Operations
Year Ended October 31, 1999

INVESTMENT INCOME:
Income --
Interest income                                                        $ 34,026,096
                                                                     --------------

Expenses --
Investment advisory fee                                                   2,096,878
Distribution and service plan fees:
Class A                                                                   1,496,642
Class B                                                                      65,825
Transfer agent services                                                     483,542
Custodian fee                                                               157,702
Administrative personnel and services                                       121,892
Printing and postage                                                        172,557
Trust share registration costs                                               74,046
Auditing fees                                                                13,283
Legal fees                                                                   14,457
Trustees' fees                                                               17,664
Miscellaneous                                                                17,855
                                                                     --------------
Total expenses before expense reimbursement                               4,732,343
Expense reimbursement from investment advisor                              (434,545)
                                                                     --------------
Net expenses                                                              4,297,798
                                                                     --------------
Net investment income                                                    29,728,298
                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                                516,433
Net change in unrealized appreciation of investments                    (46,467,806)
                                                                     --------------
Net loss on investments                                                 (45,951,373)
                                                                     --------------
Net change in net assets resulting from operations                   $  (16,223,075)
                                                                     ==============






Statement of Changes in Net Assets
Years Ended October 31, 1999 and 1998
                                                                               Year              Year
                                                                               Ended             Ended
                                                                              10/31/99          10/31/98
                                                                            ------------      ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                       $ 29,728,298      $ 29,320,330
Net realized gain on investment transactions                                     516,433         2,170,541
Net change in unrealized appreciation or depreciation of investments         (46,467,806)       15,241,526
                                                                            ------------      ------------
Net change in net assets resulting from operations                           (16,223,075)       46,732,397
                                                                            ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                      (29,754,233)      (29,169,677)
Class B                                                                         (284,277)          (82,863)
Institutional Class                                                             (221,032)         (205,936)
                                                                            ------------     -------------
Total distributions                                                          (30,259,542)      (29,458,476)
                                                                            ------------     -------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                       11,180,633           283,944
Class B                                                                        5,049,674         3,880,132
Institutional Class                                                              628,862          (287,112)
                                                                            ------------     -------------
Net increase in net assets from trust share transactions                      16,859,169         3,876,964
                                                                            ------------     -------------
Net change in net assets                                                     (29,623,448)       21,150,885

NET ASSETS:
Beginning of period                                                          613,013,309       591,862,424
                                                                            ------------     -------------
End of period (including undistributed net investment income of
$1,392,820 and $1,940,344, respectively)                                    $583,389,861     $ 613,013,309
                                                                            ============     =============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MONEY MARKET FUND
Financial Statements

Statement of Assets and Liabilities
October 31, 1999

ASSETS:
Investments in securities, at amortized cost and value                 $628,340,072
Cash                                                                      2,041,185
Interest receivable                                                       1,585,156
                                                                       ------------
Total assets                                                            631,966,413
                                                                       ------------

LIABILITIES:
Dividends payable                                                           194,168
Accrued expenses                                                            301,572
                                                                       ------------
Total liabilities                                                           495,740
                                                                       ------------
NET ASSETS                                                             $631,470,673
                                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital                                                        $631,470,673
                                                                       ============
Class A Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $580,137,997 and 580,137,997 shares
of beneficial interest outstanding)                                          $ 1.00
                                                                             ======
Class B Shares:
Net asset value, redemption price and offering price per share based on net assets of $263,080 and 263,080 shares of
beneficial interest outstanding)                                             $ 1.00
                                                                             ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $51,069,596 and 51,069,596 shares of
beneficial interest outstanding)                                             $ 1.00
                                                                             ======






Statement of Operations
Year Ended October 31, 1999

INVESTMENT INCOME:
Income --
Interest income                                                      $   30,597,430
                                                                     --------------
Expenses --
Investment advisory fee                                                   1,579,481
Service plan fees:
Class A                                                                   1,368,994
Class B                                                                         442
Transfer agent services                                                   1,718,928
Custodian fee                                                               408,130
Administrative personnel and services                                       118,971
Printing and postage                                                        541,077
Trust share registration costs                                              149,542
Auditing fees                                                                11,377
Legal fees                                                                   14,083
Trustees' fees                                                               11,288
Miscellaneous                                                                15,641
                                                                     --------------
Total expenses before expense reimbursement                               5,937,954
Expense reimbursement from investment advisor                              (404,526)
                                                                     --------------
Net expenses                                                              5,533,428
                                                                     --------------
Net investment income                                                $   25,064,002
                                                                     ==============







Statement of Changes in Net Assets
Years Ended October 31, 1999 and 1998
                                                                               Year              Year
                                                                               Ended             Ended
                                                                              10/31/99          10/31/98
                                                                            ------------      ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                       $ 25,064,002      $ 24,009,045
                                                                            ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                      (22,960,049)      (21,502,662)
Class B                                                                           (7,477)           (1,573)
Institutional Class                                                           (2,096,476)       (2,504,810)
                                                                            ------------      ------------
Total distributions                                                          (25,064,002)      (24,009,045)
                                                                            ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                       86,977,741        76,881,422
Class B                                                                          181,681            56,399
Institutional Class                                                            3,739,307        (5,589,690)
                                                                            ------------      ------------
Net increase in net assets from trust share transactions                      90,898,729        71,348,131
                                                                            ------------      ------------
Net increase in net assets                                                    90,898,729        71,348,131
NET ASSETS:
Beginning of period                                                          540,571,944       469,223,813
                                                                            ------------      ------------
End of period                                                               $631,470,673      $540,571,944
                                                                            ============      ============

The accompanying notes are an integral part of the financial statements.



THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
Notes to Financial Statements
October 31, 1999

(1) ORGANIZATION

The Lutheran Brotherhood Family of Funds (the "Trust") is a Delaware business trust and a diversified, open-end investment company registered under the Investment Company Act of 1940. The Trust is divided into eleven series (the "Fund(s)"), each with its own investment objective and policies. The eleven Funds of the Trust that are included in these financial statements are: Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Value Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income
Fund, Lutheran Brotherhood Municipal Bond Fund, Lutheran Brotherhood Limited Maturity Bond Fund, and Lutheran Brotherhood Money Market Fund.

The Lutheran Brotherhood Growth Fund, Value Fund and Limited Maturity Bond Fund's registration was declared effective by the Securities and Exchange Commission and each began operation as a separate series of the Lutheran Brotherhood Family of Funds on October 29, 1999.

Effective October 31, 1997, the Funds implemented a multiple class structure whereby each Fund is authorized to offer three classes of shares: Class A, Class B and Institutional Class. The shares outstanding prior to October 31, 1997 were designated as Class A shares. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked prices. Short-term securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the LB World Growth Fund that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Fund is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is accrued daily and is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accrual of original issue discount. Interest earned on debt securities also includes amortization of premium for the Opportunity Growth, Mid Cap Growth, World Growth, LB Fund, High Yield and Municipal Bond Funds and the accrual of market discount for the Opportunity Growth, Mid Cap Growth, World Growth, LB Fund and High Yield Funds. Market discount, if any, is recognized for tax purposes when bonds are sold for the Income and Municipal Bond Funds. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Estimated expenses are accrued daily. Each Fund is charged for the operating expenses that are directly attributable to it. Common expenses of the Trust are either shared equally or allocated among the Funds based on the relative net assets of each Fund to the combined net assets, or via other allocation methodologies.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and paid annually for the Opportunity Growth, Mid Cap Growth, World Growth, Growth and Value Funds, declared and paid quarterly for the LB Fund, declared and paid monthly for the High Yield, Income and Municipal Bond Funds, and declared daily (including short-term net realized gains and losses in the Money Market Fund) and paid monthly for the Limited Maturity Bond and Money Market Funds. Net realized gains from securities transactions, if any, are distributed at least annually for all Funds, after the close of the fiscal year. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

It is the policy of the Fund to reclassify the net effect of permanent differences between book and taxable income to trust capital accounts on the statements of assets and liabilities. As a result of permanent book-to-tax differences for the year ended October 31, 1999, accumulated net realized gain or loss from the sale of investments was increased (decreased) by $84,400, ($950,526), $198,459, ($13,000,000),
$17,629, and $16,280, respectively, for the Opportunity Growth, Mid Cap Growth, World Growth, LB Fund, Income and Municipal Bond Funds; undistributed net investment income was increased (decreased) by $2,720,730, $850,526, $91,878, ($17,629), and ($16,280), respectively, for the Opportunity Growth, Mid Cap Growth, World Growth, Income and Municipal Bond Funds; and net increases (decreases) of ($2,805,130), $100,000, ($290,337), and $13,000,000, respectively, for the
Opportunity Growth, Mid Cap Growth, World Growth, and LB Fund were reclassified into trust capital. These reclassifications have no effect on net assets, net asset value per share, the change in net assets resulting from operations, or on the amount of income available for distribution to shareholders.

Options, Financial Futures and
Forward Foreign Currency Contracts

All Funds except the Money Market Fund may buy put and call options, write covered call options and buy and sell futures contracts. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The World Growth Fund may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions

Certain of the Funds enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to "roll over" its purchase commitments. The Income Fund earned $112,031 from such fees for the year ended October 31, 1999.

Organization Costs

Organization costs incurred prior to June 30, 1998, in connection with the start up and initial registration of the Funds are capitalized and amortized over a period of 60 months from the date of commencement. If any initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of the unamortized balance at the time of redemption, in the same proportion that the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees

Each Fund pays Lutheran Brotherhood Research Corp. (LB Research), the Trust's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. Prior to December 2, 1998, LB Research had voluntarily agreed to permanently waive a portion of its advisory fee equal to 0.25% of the average daily net assets of the Fund. On December 2, 1998, the advisory contract was amended to incorporate the current permanent waiver for each of the Funds equal to 0.25% of the average daily net assets. Under the terms of the amended advisory contract, LB Research will continue to provide the same level of management services to the Funds in exchange for the new advisory fee rates. The old fees and new fees that went into effect on December 2, 1998 are based on the following rates of average daily net assets.
                                   Old Fees               New Fees
                                 ------------          ------------
LB Opportunity Growth Fund
----------------------------
First $100 million                 0.75%                   0.50%
Next $150 million                  0.65%                   0.40%
Next $250 million                  0.60%                   0.35%
Next $500 million                  0.55%                   0.30%
Over $1 billion                    0.50%                   0.25%

LB Mid Cap Growth Fund
----------------------------
First $100 million                 0.70%                   0.45%
Next $150 million                  0.65%                   0.40%
Next $250 million                  0.60%                   0.35%
Next $500 million                  0.55%                   0.30%
Over $1 billion                    0.50%                   0.25%

LB World Growth Fund
----------------------------
First $20 million                  1.25%                   1.00%
Next $30 million                   1.10%                   0.85%
Over $50 million                   1.00%                   0.75%

LB Growth Fund
----------------------------
First $500 million                   -                    0.425%
Next $500 million                    -                    0.375%
Over $1 billion                      -                    0.325%

LB Value Fund
----------------------------
First $500 million                   -                     0.40%
Next $500 million                    -                     0.35%
Over $1 billion                      -                     0.30%

LB Fund & LB High Yield Fund
----------------------------
First $500 million                 0.65%                   0.40%
Next $500 million                  0.60%                   0.35%
Over $1 billion                    0.55%                   0.30%

LB Income Fund
----------------------------
First $500 million                 0.60%                   0.35%
Next $500 million                 0.575%                  0.325%
Over $1 billion                    0.55%                   0.30%

LB Municipal Bond Fund
----------------------------
First $500 million                0.575%                  0.325%
Next $500 million                0.5625%                 0.3125%
Over $1 billion                    0.55%                   0.30%

LB Limited Maturity Bond Fund
-----------------------------
First $500 million                   -                     0.30%
Next $500 million                    -                    0.275%
Over $1 billion                      -                     0.25%

LB Money Market Fund
----------------------------
First $500 million                 0.50%                   0.25%
Next $500 million                 0.475%                  0.225%
Next $500 million                  0.45%                   0.20%
Next $500 million                 0.425%                  0.175%
Over $2 billion                    0.40%                   0.15%

Effective January 1, 1997, LB Research has also voluntarily agreed to waive 5 basis points (0.05%) on an annual basis from the advisory fees payable by the LB Fund, LB High Yield Fund, LB Income Fund and LB Municipal Bond Fund. These voluntary partial waivers of advisory fees may be discontinued at any time.

LB Research has further undertaken to the LB Mid Cap Growth Fund to waive its advisory fee and if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses for Class A shares, Class B shares and Institutional Class shares to an annual rate of 1.95%, 2.70% and 1.70%, respectively, of the average daily net assets of the relevant class. LB Research has further undertaken to the LB Money Market Fund, to waive its advisory fees in order to limit LB Money Market Fund's total operating expenses for the Class A, Class B and Institutional class shares to 0.95%, 0.95%, and 0.70%, respectively, of the average net assets of the relevant class.

LB Research has further undertaken to the LB Growth Fund, LB Value Fund and LB Limited Maturity Bond Fund to waive its advisory fee and if necessary, to bear certain expenses associated with operating the Funds in order to limit each Fund's total operating expenses to an annual rate of 1.30%, 1.30%, and 0.95%, respectively, of the average daily net assets of Class A shares and to waive the same percentage for Class B and Institutional Class shares.

LB Research pays Rowe Price - Fleming International, Inc., an annual sub-advisory fee for the performance of sub-advisory services for the LB World Growth Fund. LB Research pays a portion of an annual sub-advisory fee that is based on the following annual rates of combined average daily net assets of the Lutheran Brotherhood World Growth Fund and the LB Series Fund, Inc. - World Growth Portfolio: 0.75% for the first $20 million in assets; 0.60% for the next $30 million, and 0.50% for assets over $50 million. When combined annual average assets exceed $200 million, the fee will be equal to 0.50% of all of the World Growth Fund's annual average daily net assets. Rowe Price Fleming voluntarily agreed to reduce its subadvisory fee to 0.45% of average daily net assets when combined average daily net assets exceed $500 million. Rowe Price Fleming has also agreed to a transitional fee waiver which will gradually reduce subadvisory fees from 0.50% to 0.45% of combined average daily net assets. The transitional fee waiver is in effect when combined average daily net assets are between $450 and $500 million. The total dollar amount paid by LB Research to Rowe Price Fleming under the investment sub-advisory contract for LB World Growth Fund for the year ended October 31, 1999 was $449,259.

LB Research pays T. Rowe Price Associates an annual sub-advisory fee for the performance of sub-advisory services for the LB Opportunity Growth Fund. The fee payable will be equal to 0.30% of that Fund's average daily net assets up to $500 million, 0.25% for the next $500 million and 0.20% for net assets over $1 billion. The total dollar amount paid by LB Research to T. Rowe Price Associates under the investment sub-advisory contract for LB Opportunity Growth Fund for the year ended October 31, 1999 was $674,465.

Distribution and Shareholder Servicing Plans

The Trust has adopted a Distribution Plan (the "12b-1 Plan") under
Rule 12b-1 of the 1940 Act with respect to the Class B shares of each Fund except for the LB Limited Maturity Bond and LB Money Market Funds. Under the 12b-1 Plan, the Funds each pay Lutheran Brotherhood Securities Corp. (LB Securities) at an annual rate of 0.75% of the average daily net assets of its Class B shares. The fees collected under the 12b-1
Plan are used by LB Securities to finance activities primarily intended to result in the sale of Class B shares of the Fund. For the year ended October 31, 1999, LB Securities received aggregate 12b-1 fees of $876,276 from the Trust.

In addition, the Trust has adopted shareholder servicing plans for Class A and Class B shares of each of the Funds (the "Shareholder Servicing Plans"). Pursuant to the Shareholder Servicing Plans, each Fund pays LB Securities an annual fee of 0.25% of the average daily net assets of the Class A and Class B shares for financing various shareholder servicing activities. For the year ended October 31, 1999, LB Securities received aggregate shareholder servicing fees of $11,216,406 from the Trust.

Sales Charges and Other Fees

For the year ended October 31, 1999, LB Securities, the Trust's distributor, received $640,592 of aggregate underwriting concessions from sales of Class A shares. LB Securities also received $168,009 of aggregate contingent deferred sales charges from redemption of Class B shares for the year ended October 31, 1999. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

LB Securities also received fees pursuant to an agreement to provide certain administrative personnel and services to the Funds. For the year ended October 31, 1999, LB Securities received aggregate fees for administrative personnel and services of $936,195 from the LB Family of Funds.

In addition, LB Securities provides the Funds with transfer agent services pursuant to an agreement. For the year ended October 31, 1999, LB Securities received aggregate fees for transfer agent services of $9,960,346 from the LB Family of Funds.

The Funds have adopted a trustee fee deferral plan which allows the Trustees to defer the receipt of all or a portion of their Trustee Fees. The deferred fees remain in the fund and are invested within the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent trustees of the Fund are officers and directors of LB Research and LB Securities; however, they receive no compensation from the Funds.

(4) DISTRIBUTIONS FROM CAPITAL GAINS

During the year ended October 31, 1999, distributions from net realized capital gains of $131,516,400 were paid by the LB Fund. These distributions related to net capital gains realized during the prior fiscal year ended October 31, 1998.

(5) CAPITAL LOSS CARRYOVER

At October 31, 1999, the LB Opportunity Growth Fund, LB High Yield Fund, LB Income Fund and the LB Municipal Bond Fund had accumulated net realized capital loss carryovers expiring as follows:

                                                         Municipal
       Opportunity     High Yield        Income            Bond
Year     Growth            Fund           Fund             Fund
-----  -----------    ------------    -------------    ------------
2002            --              --      $28,292,105      $1,287,686
2003            --              --               --         134,719
2004            --              --        8,472,280              --
2006   $17,496,406              --               --              --
2007            --     $18,998,975        8,150,657         150,559
-----  -----------    ------------    -------------    ------------
Total  $17,496,406     $18,998,975      $44,915,042      $1,572,964
       ===========    ============    =============    ============

To the extent these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $162,826, $323,293, $664,040, $2,746,655, $2,387,732, $455,371, and $1,550,283 existed between net realized capital gains or losses for financial statement and tax purposes as of October 31, 1999 for the Opportunity Growth, Mid Cap Growth, World Growth, LB Fund, LB High Yield Fund, LB Income and Municipal Bond Funds, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(6) SHAREHOLDER NOTIFICATION OF FEDERAL INCOME TAX STATUS

The LB Fund designates 100% of the dividends declared from net investment income as dividends qualifying for the 70% corporate dividends received deduction and the Municipal Bond Fund designates 100% of the dividends declared from net investment income as exempt from federal income tax for the year ended October 31, 1999. The LB World Growth Fund, and the LB Fund designate $50,000, and $12,000,000, respectively, as capital gain distributions resulting from earnings and profits distributed to shareholders on redemption of fund shares during the year.

(7) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the year ended October 31, 1999, the cost of purchases and the proceeds from sales of investment securities other than U.S.
Government and short term securities were as follows:

                                         $thousands
                             ----------------------------------
Fund                               Purchases     Sales
---------------------------------------------------------------
Opportunity Growth Fund            $108,741     $140,864
Mid Cap Growth Fund                  95,387       79,984
World Growth Fund                    20,579       16,580
LB Growth Fund                        4,833            -
LB Fund                             831,972      778,919
LB Value Fund                         4,862            -
High Yield Fund                     544,622      476,612
Income Fund                         337,166      231,388
Municipal Bond Fund                 129,556      116,601

Purchases and sales of U.S. Government securities were:

                                         $thousands
                             ----------------------------------
Fund                               Purchases     Sales
---------------------------------------------------------------
LB Fund                            $ 11,387     $  4,053
Income Fund                         187,305      297,230
LB Limited Maturity
Bond Fund                            18,202            -

Investments in Restricted Securities

The High Yield Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $301,076 at October 31, 1999, which represented .033% of the net assets of the High Yield Fund.

Investments in High Yielding Securities

The High Yield Fund invests primarily in high yielding fixed income securities. The Income Fund may from time to time invest up to 25% of its total assets in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 1999, were as follows:

                                           Mid Cap Growth Fund
                               --------------------------------------
                                    Number of             Premium
                                    Contracts             Amount
                               -----------------    -----------------
Balance at October 31, 1998                   --                  --
Opened                                        40          $   12,202
Closed                                       (25)             (8,404)
Expired                                       --                  --
Exercised                                    (15)             (3,798)
                               -----------------   -----------------
Balance at October 31, 1999                   --           $      --
                               =================   =================

                                                LB Fund
                               --------------------------------------
                                    Number of             Premium
                                    Contracts             Amount
                               -----------------    -----------------
Balance at October 31, 1998                   --                  --
Opened                                     1,000          $  315,049
Closed                                    (1,000)           (315,049)
Expired                                       --                  --
Exercised                                     --                  --
                               -----------------   -----------------
Balance at October 31, 1999                   --          $       --
                               =================   =================

                                            Income Fund
                               --------------------------------------
                                   Number of            Premium
                                   Contracts            Amount
                               -----------------   ------------------
Balance at October 31, 1998                  200          $   85,380
Opened                                     2,825           1,291,244
Closed                                    (1,775)           (952,948)
Expired                                   (1,248)           (423,135)
Exercised                                     (2)               (541)
                               -----------------   -----------------
Balance at October 31, 1999                   --          $       --
                               =================   =================

Foreign Denominated Investments

The LB World Growth Fund invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The Fund may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.


(8) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) of all of the Funds. Transactions in Fund shares were as follows:


LB Opportunity Growth Fund:
                                            Class A                      Class B                 Institutional Class
                                 ---------------------------   --------------------------   ------------------------------
Year Ended October 31, 1998          Shares        Amount         Shares        Amount          Shares           Amount
---------------------------      ------------   ------------   -----------   ------------   ---------------   ------------
Sold                                3,336,932   $ 37,152,820       458,678   $  5,110,228           434,351   $  4,632,322
Dividends and
distributions reinvested              945,910     10,311,584         1,587         17,289             7,970         86,876
Redeemed                           (5,968,880)   (66,607,177)      (10,644)      (116,582)         (131,340)    (1,240,215)
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                         (1,686,038)  $(19,142,773)      449,621   $  5,010,935           310,981   $  3,478,983
                               ==============   ============   ===========   ============   ===============   ============

Year Ended October 31, 1999
---------------------------
Sold                                2,064,370   $ 21,556,635       380,619   $  3,940,530           247,720   $  2,628,337
Dividends and
distributions reinvested                   --             --            --             --                --             --
Redeemed                           (5,646,343)   (58,881,453)      (63,123)      (650,267)          (40,804)      (446,040)
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                         (3,581,973)  $(37,324,818)      317,496   $  3,290,263           206,916   $  2,182,297
                               ==============   ============   ===========   ============   ===============   ============

LB Mid Cap Growth Fund:
                                            Class A                      Class B                 Institutional Class
                                 ---------------------------   --------------------------   ------------------------------
Year Ended October 31, 1998          Shares        Amount         Shares        Amount          Shares           Amount
---------------------------      ------------   ------------   -----------   ------------   ---------------   ------------
Sold                                2,568,750   $ 26,216,558       712,260   $  7,245,472            18,123   $    186,772
Dividends and
distributions reinvested              103,725        977,092         3,674         34,580             4,202         39,582
Redeemed                             (561,731)    (5,567,363)      (16,727)      (158,648)               (7)           (58)
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                          2,110,744   $ 21,626,287       699,207   $  7,121,404            22,318   $    226,296
                               ==============   ============   ===========   ============   ===============   ============

Year Ended October 31, 1999
---------------------------
Sold                                1,781,872   $ 20,551,258       603,410   $  6,798,004            21,427   $    273,449
Dividends and
distributions reinvested                   --             --            --             --                --             --
Redeemed                             (671,392)    (7,591,154)      (67,302)      (744,487)               --             --
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                          1,110,480   $ 12,960,104       536,108   $  6,053,517            21,427   $    273,449
                               ==============   ============   ===========   ============   ===============   ============

LB World Growth Fund:
                                            Class A                      Class B                 Institutional Class
                                 ---------------------------   --------------------------   ------------------------------
Year Ended October 31, 1998          Shares        Amount         Shares        Amount          Shares           Amount
---------------------------      ------------   ------------   -----------   ------------   ---------------   ------------
Sold                                1,585,145   $ 16,928,917       343,460   $  3,708,212           254,464   $  2,856,503
Dividends and
distributions reinvested              124,871      1,213,782           476          4,625               625          6,083
Redeemed                           (1,529,792)   (16,363,209)      (11,062)      (114,391)           (3,083)       (34,712)
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                            180,224   $  1,779,490       332,874   $  3,598,446           252,006   $  2,827,874
                               ==============   ============   ===========   ============   ===============   ============

Year Ended October 31, 1999
---------------------------
Sold                                1,251,709   $ 14,557,340       354,371   $  4,062,443           150,305   $  1,757,782
Dividends and
distributions reinvested               44,575        503,400         1,895         21,242             2,813         31,782
Redeemed                           (1,216,624)   (14,025,201)      (40,246)      (460,070)           (7,247)       (85,078)
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                             79,660   $  1,035,539       316,020   $  3,623,615           145,871   $  1,704,486
                               ==============   ============   ===========   ============   ===============   ============

LB Growth Fund:

For the period from
October 29, 1999                           Class A                      Class B                 Institutional Class
(effective date) through       ---------------------------   --------------------------   ------------------------------
October 31, 1999                     Shares        Amount         Shares        Amount          Shares           Amount
---------------------------      ------------   ------------   -----------   ------------   ---------------   ------------
Sold                                   60,606    $ 1,000,000        60,606   $  1,000,000           181,818   $  3,000,000
                               ==============   ============   ===========   ============   ===============   ============

LB Fund:
                                            Class A                      Class B                 Institutional Class
                                 ---------------------------   --------------------------   ------------------------------
Year Ended October 31, 1998          Shares        Amount         Shares        Amount          Shares           Amount
---------------------------      ------------   ------------   -----------   ------------   ---------------   ------------
Sold                                4,669,377   $129,880,138       914,210   $ 25,505,223           492,025   $ 14,204,214
Dividends and
distributions reinvested            3,947,144     97,328,572         6,446        158,266            39,190        972,301
Redeemed                           (4,660,180)  (129,581,508)      (24,630)      (667,875)          (47,664)    (1,337,121)
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                          3,956,341   $ 97,627,202       896,026   $ 24,995,614           483,551   $ 13,839,394
                               ==============   ============   ===========   ============   ===============   ============

Year Ended October 31, 1999
---------------------------
Sold                                5,462,843   $161,392,139     1,127,468   $ 33,105,623           403,008   $ 11,859,241
Dividends and
distributions reinvested            4,892,689    126,685,832       112,817      2,898,269           100,598      2,617,183
Redeemed                           (4,828,700)  (142,239,278)      (89,802)    (2,635,097)         (146,279)    (4,364,172)
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                          5,526,832   $145,838,693     1,150,483   $ 33,368,795           357,327   $ 10,112,252
                               ==============   ============   ===========   ============   ===============   ============

LB Value Fund:

For the period from
October 29, 1999                           Class A                      Class B                 Institutional Class
(effective date) through       ---------------------------   --------------------------   ------------------------------
October 31, 1999                     Shares        Amount         Shares        Amount          Shares           Amount
---------------------------      ------------   ------------   -----------   ------------   ---------------   ------------
Sold                                   68,966    $ 1,000,000        68,966   $  1,000,000           206,897   $  3,000,000
                               ==============   ============   ===========   ============   ===============   ============

LB High Yield Fund:
                                            Class A                      Class B                 Institutional Class
                                 ---------------------------   --------------------------   ------------------------------
Year Ended October 31, 1998          Shares        Amount         Shares        Amount          Shares           Amount
---------------------------      ------------   ------------   -----------   ------------   ---------------   ------------
Sold                               18,172,832   $168,786,677     2,353,144   $ 21,833,102         1,133,496   $ 10,601,155
Dividends and
distributions reinvested            7,301,475     66,955,002        85,254        761,182           214,572      1,963,594
Redeemed                          (13,270,623)  (122,117,907)      (56,523)      (515,272)         (196,259)    (1,782,144)
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                         12,203,684   $113,623,772     2,381,875   $ 22,079,012         1,151,809   $ 10,782,605
                               ==============   ============   ===========   ============   ===============   ============

Year Ended October 31, 1999
---------------------------
Sold                               15,800,062   $131,098,404     2,034,532   $ 16,873,840           412,630   $  3,445,215
Dividends and
distributions reinvested            7,295,683     60,131,985       255,525      2,100,239           238,832      1,969,088
Redeemed                          (15,486,630)  (128,297,384)     (295,500)    (2,435,182)         (386,604)    (3,200,806)
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                          7,609,115   $ 62,933,005     1,994,557   $ 16,538,897           264,858   $  2,213,497
                               ==============   ============   ===========   ============   ===============   ============

LB Income Fund:
                                            Class A                      Class B                 Institutional Class
                                 ---------------------------   --------------------------   ------------------------------
Year Ended October 31, 1998          Shares        Amount         Shares        Amount          Shares           Amount
---------------------------      ------------   ------------   -----------   ------------   ---------------   ------------
Sold                                6,258,736   $ 54,414,119       789,422   $  6,853,828         1,263,720   $ 10,956,014
Dividends and
distributions reinvested            4,108,055     35,564,485        18,414        159,786           113,092        979,995
Redeemed                          (14,352,811)  (124,540,762)      (22,223)      (194,180)         (450,950)    (3,920,321)
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                         (3,986,020)  $(34,562,158)      785,613   $  6,819,434           925,862   $  8,015,688
                               ==============   ============   ===========   ============   ===============   ============

Year Ended October 31, 1999
---------------------------
Sold                                7,477,866   $ 64,158,371     1,068,587   $  9,162,226         1,296,579   $ 11,117,559
Dividends and
distributions reinvested            3,780,637     32,147,278        64,221        541,994           165,498      1,403,417
Redeemed                          (12,838,026)  (109,371,531)     (135,159)    (1,144,120)         (633,388)    (5,342,504)
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                         (1,579,523)  $(13,065,882)      997,649   $  8,560,100           828,689   $  7,178,472
                               ==============   ============   ===========   ============   ===============   ============

LB Municipal Bond Fund:
                                            Class A                      Class B                 Institutional Class
                                 ---------------------------   --------------------------   ------------------------------
Year Ended October 31, 1998          Shares        Amount         Shares        Amount          Shares           Amount
---------------------------      ------------   ------------   -----------   ------------   ---------------   ------------
Sold                                4,760,068   $ 42,825,003       443,559   $  3,980,577             9,238   $     82,709
Dividends and
distributions reinvested            2,483,486     22,294,735         8,016         72,063            22,290        200,033
Redeemed                           (7,215,856)   (64,835,794)      (18,937)      (172,508)          (63,522)      (569,854)
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                             27,698   $    283,944       432,638   $  3,880,132           (31,994)  $   (287,112)
                               ==============   ============   ===========   ============   ===============   ============

Year Ended October 31, 1999
---------------------------
Sold                                5,569,179   $ 49,666,295       582,310   $  5,182,413           104,046   $    926,294
Dividends and
distributions reinvested            2,567,321     22,717,527        28,821        253,026            24,151        213,368
Redeemed                           (6,907,717)   (61,203,189)      (44,025)      (385,765)          (58,094)      (510,800)
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                          1,228,783   $ 11,180,633       567,106   $  5,049,674            70,103   $    628,862
                               ==============   ============   ===========   ============   ===============   ============

LB Limited Maturity Bond Fund:

For the period from
October 29, 1999                           Class A                      Class B                 Institutional Class
(effective date) through       ---------------------------   --------------------------   ------------------------------
October 31, 1999                     Shares        Amount         Shares        Amount          Shares           Amount
---------------------------      ------------   ------------   -----------   ------------   ---------------   ------------
Sold                                  400,000    $ 5,000,000       400,000   $  5,000,000           800,000   $ 10,000,000
                               ==============   ============   ===========   ============   ===============   ============

LB Money Market Fund:
                                            Class A                      Class B                 Institutional Class
                                 ---------------------------   --------------------------   ------------------------------
Year Ended October 31, 1998          Shares        Amount         Shares        Amount          Shares           Amount
---------------------------      ------------   ------------   -----------   ------------   ---------------   ------------
Sold                              847,057,988   $847,057,988        69,710   $     69,710        58,777,946   $ 58,777,946
Dividends and
distributions reinvested           21,123,289     21,123,289           369            369         2,433,544      2,433,544
Redeemed                         (791,299,855)  (791,299,855)      (13,680)       (13,680)      (66,801,180)   (66,801,180)
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                         76,881,422   $ 76,881,422        56,399   $     56,399        (5,589,690)  $ (5,589,690)
                               ==============   ============   ===========   ============   ===============   ============

Year Ended October 31, 1999
---------------------------
Sold                              936,619,749   $936,619,749       332,580   $    332,580        85,365,826   $ 85,365,826
Dividends and
distributions reinvested           22,543,660     22,543,660         6,141          6,141         2,039,823      2,039,823
Redeemed                         (872,185,668)  (872,185,668)     (157,040)      (157,040)      (83,666,342)   (83,666,342)
                               --------------   ------------   -----------   ------------   ---------------   ------------
Net Change                         86,977,741   $ 86,977,741       181,681   $    181,681         3,739,307   $  3,739,307
                               ==============   ============   ===========   ============   ===============   ============


(9) BANK LOANS

Effective September 18, 1999, the Funds, along with the LB Series Fund, Inc., entered into an unsecured $50 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The Funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Funds did not borrow against the line during the period September 18, 1999, through October 31, 1999.

(10) FINANCIAL HIGHLIGHTS

"Financial Highlights" showing per share data and selected information is presented in the prospectus.


               THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

              LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
                LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
                 LUTHERAN BROTHERHOOD WORLD GROWTH FUND
                    LUTHERAN BROTHERHOOD GROWTH FUND
                        LUTHERAN BROTHERHOOD FUND
                    LUTHERAN BROTHERHOOD VALUE FUND
                  LUTHERAN BROTHERHOOD HIGH YIELD FUND
                    LUTHERAN BROTHERHOOD INCOME FUND
                 LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
             LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
                  LUTHERAN BROTHERHOOD MONEY MARKET FUND

TRUSTEES

Rolf F. Bjelland
Herbert F. Eggerding, Jr.
Noel K. Estenson
Jodi L. Harpstead
Richard A. Hauser
Connie M. Levi
Bruce J. Nicholson

OFFICERS

Rolf F. Bjelland                            James R. Olson
Chairman and President                      Vice President

Wade M. Voigt                               Brenda J. Pederson
Treasurer                                   Vice President

Otis F. Hilbert                             Richard B. Ruckdashel
Secretary and Vice President                Vice President

Randall L. Boushek                          John C. Bjork
Vice President                              Assistant Secretary

Frederick P. Johnson                        Rand E. Mattsson
Vice President                              Assistant Treasurer

    This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.



[LUTHERAN BROTHERHOOD LOGO]

LUTHERAN
BROTHERHOOD
SECURITIES CORP.

625 Fourth Avenue South
Minneapolis, Minnesota 55415

Bulk Rate
U.S. Postage
PAID
Minneapolis, MN
Permit No.1529

SC 502

[GRAPHIC OF PRINTED WITH SOY INK LOGO OMITTED]


Lutheran Brotherhood
Securities Corp.
625 Fourth Avenue South
Minneapolis, Minnesota 55415

Bulk Rate
U.S. Postage
PAID
Minneapolis, MN
Permit No.1529

LOGO:
PRINTED WITH
SOY INK

SC 502